[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

ANNUAL REPORT

VARIABLE TRUST ASSET ALLOCATION FUND

VARIABLE TRUST CORPORATE BOND FUND

VARIABLE TRUST EQUITY INCOME FUND

VARIABLE TRUST EQUITY VALUE FUND

VARIABLE TRUST GROWTH FUND

VARIABLE TRUST INTERNATIONAL EQUITY FUND

VARIABLE TRUST LARGE COMPANY GROWTH FUND

VARIABLE TRUST MONEY MARKET FUND

VARIABLE TRUST SMALL CAP GROWTH FUND


DECEMBER 31, 2002

[GRAPHIC]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                                          1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST ASSET ALLOCATION FUND                            4
   VARIABLE TRUST CORPORATE BOND FUND                              6
   VARIABLE TRUST EQUITY INCOME FUND                               8
   VARIABLE TRUST EQUITY VALUE FUND                               10
   VARIABLE TRUST GROWTH FUND                                     12
   VARIABLE TRUST INTERNATIONAL EQUITY FUND                       14
   VARIABLE TRUST LARGE COMPANY GROWTH FUND                       16
   VARIABLE TRUST MONEY MARKET FUND                               18
   VARIABLE TRUST SMALL CAP GROWTH FUND                           20

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST ASSET ALLOCATION FUND                           22
   VARIABLE TRUST CORPORATE BOND FUND                             37
   VARIABLE TRUST EQUITY INCOME FUND                              47
   VARIABLE TRUST EQUITY VALUE FUND                               50
   VARIABLE TRUST GROWTH FUND                                     53
   VARIABLE TRUST INTERNATIONAL EQUITY FUND                       56
   VARIABLE TRUST LARGE COMPANY GROWTH FUND                       60
   VARIABLE TRUST MONEY MARKET FUND                               62
   VARIABLE TRUST SMALL CAP GROWTH FUND                           64

FINANCIAL STATEMENTS

   STATEMENTS OF ASSETS AND LIABILITIES                           70
   STATEMENTS OF OPERATIONS                                       72
   STATEMENTS OF CHANGES IN NET ASSETS                            74
   FINANCIAL HIGHLIGHTS                                           78

NOTES TO FINANCIAL HIGHLIGHTS                                     80

NOTES TO FINANCIAL STATEMENTS                                     81

INDEPENDENT AUDITORS' REPORT                                      87

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         88

LIST OF ABBREVIATIONS                                             90

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
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DEAR VALUED CONTRACTHOLDERS,

     This annual report details information about the portfolio positioning and performance of the nine Wells Fargo Variable Trust Funds for the year ended December 31, 2002.

     For the third year in a row, stocks declined as investors were confronted with a possible war with Iraq, a confrontation with North Korea, a sluggish economy and headline-grabbing bankruptcies involving accounting irregularities. Although the stock market rebounded in October and November, the S&P 500 Index still posted just over a 22% decline for the year. Reflecting the broader stock market, mutual funds that invested primarily in stocks generally declined, with growth funds sustaining greater losses than value-oriented funds. International markets also declined, although the weakened dollar softened the blow for U.S. investors.

     At first glance, the economic backdrop did not appear to be as negative as market results suggested. The U.S. economy advanced modestly in 2002, fueled in part by historically low interest rates. The Federal Reserve Board maintained interest rates at 1.75% for most of the year, then lowered them in November to 1.25%. Meanwhile, a weaker dollar created a positive environment for U.S. exporters. Low mortgage rates and zero percent financing supported housing and automobile sales, but Christmas sales were disappointing. Healthy gains in orders and shipments of computers during the end of the year failed to counter general weakness elsewhere in the capital goods sector, casting doubts about the outlook for business investment spending. Rising oil prices, excess manufacturing capacity and a limited demand for big ticket consumer goods such as automobiles and homes may be issues of concern as we move through 2003.

A MODEST ECONOMIC REBOUND COULD COOL A HOT BOND MARKET

     U.S. economic growth is expected to accelerate moderately during the first half of the year, supported by respectable gains in household purchasing power, due in part to the lingering effects of the latest refinancing boom. However, projected economic growth of about 3% for all of 2003 still is well below the 4.5% to 5% average pace for the second year of an economic recovery. Global tensions combined with the continuing shakeout in the technology and telecommunications industries, may cause the economy to struggle during the first half of the year.

     The bond market ended the year with one of its strongest monthly performances of 2002, topping off another double-digit gain for the year. Corporate bonds rallied during the fourth quarter, particularly non investment-grade corporate bonds, as corporate scandals no longer dominated the headlines. However, municipal bonds lagged as investors became concerned about growing budget deficits in state and local governments. Meanwhile, non-U.S. Government bonds performed relatively poorly, hurt by especially weak performance in the Japanese market.

     However, if a weak dollar and government monetary and fiscal stimulus are successful in boosting economic growth in 2003, then bonds could be vulnerable to rising interest rates. At a minimum, such an environment would encourage investors to favor yield-advantaged areas such as corporate bonds and mortgages.

A FOURTH STRAIGHT YEAR OF STOCK MARKET DECLINES APPEARS UNLIKELY

     The stock market declined 22% for the year, its worst showing since 1974 and the first three-year sell-off since the 1970s. During 2002, value stocks selling at modest prices continued to outperform growth stocks promising above-average future growth. Small cap stocks and large cap stocks performed equally poorly, while non-U.S. stock market returns were better than the S&P 500 Index from a U.S. investor's perspective due to currency gains resulting from a weak dollar. This is because investments in securities denominated in foreign currencies translated into more dollars at the end of 2002.

     Putting aside international tensions, the stock market's fundamentals appear strong enough to support a moderate rebound in stocks in 2003. Although the S&P 500's median price-earnings multiple is above its long-term average, stocks still look cheap compared to U.S. Treasury bonds at current interest-rate levels.

   In addition, the consensus earnings forecasts point toward healthy growth in the coming year. Profit performance also is being supported by aggressive cost cutting, which is leaving businesses well placed for more sizable earnings gains as economic growth picks up speed. Therefore, we believe that it is unlikely that stocks will decline a fourth straight year. In fact, stocks rebounded an average of 35% the last three times -- in the 1930s, the 1940s and the 1970s -- that stocks declined three years in a row.

     We want to thank you for the confidence that your investment in Wells Fargo Funds represents. Rest assured that through all market cycles, we are committed to helping you meet your financial goals. We wish you much success and prosperity in 2003.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

                                        2
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                                        3

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Asset Allocation Fund (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGER
   Galen G. Blomster, CFA

INCEPTION DATE
   04/15/94

PERFORMANCE HIGHLIGHTS

     The Fund returned (12.85)%(1) for the twelve-month period ended
   December 31, 2002. In comparison, the S&P 500 Index(2), a stock benchmark, returned (22.09)%, while the Lehman Brothers 20+ Treasury Index(3), a bond benchmark, returned 17.00% for the period. The Fund distributed $0.23 per share in dividend income and $0.11 in capital gains during the period.

     Short-term interest rates reached a low point as 2002 came to a close. During the year, the Federal Reserve Board (the "Fed") reduced rates to 1.25%, causing cash equivalents to produce very low yields. By the end of the period, investors were looking past rising prices, focusing instead on the slowing core inflation rate.

     Long-term yields also declined, causing bonds to perform very well for the second straight year. Corporate bonds maintained their leadership role during 2002, despite concerns about bankruptcies and a sluggish economic recovery. Non investment-grade bonds rallied in the fourth quarter, but not enough to prevent a net loss for the year.

     For the third year in a row, growth stocks underperformed the general stock market. The uncertainties plaguing the market, whether it was the economy, a potential war, or the integrity of financial statements, hurt growth stocks because much of the value of a growth company is based on future earnings prospects.

     During the year, the Fund's bond holdings outperformed its stock holdings. The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds when a compelling opportunity exists, triggered a 15% shift toward stocks on June 24, 2002. With the continued decline in bonds yields and the sharp correction in stock prices, the TAA Model hit a second trigger on July 11, 2002 at which point an additional 10% shift was made towards stocks.

STRATEGIC OUTLOOK

     By the end of the period, the threat of war in Iraq and North Korea, as well as the general terrorist threat, continue to weigh on the stock market. However, stocks were more reasonably priced than they were a year earlier. Meanwhile, interest rates were so low that alternatives to the stock market still remain relatively unattractive. If the Fed's stimulus program is successful in boosting economic growth and countering the threat of deflation, then bonds could be adversely affected. Given this potential economic backdrop, investors may be likely to favor corporate bonds and other yield-advantaged sectors of the bond market.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2002)

                                                           1-YEAR   5-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Asset Allocation Fund        (12.85)    2.32       8.10
   Benchmarks
     S&P 500 Index(2)                                      (22.09)   (0.58)     10.02
     Lehman Brothers 20+ Treasury Index(3)                  17.00     8.64       8.05

   CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Beta*                                                     0.66
   Average Coupon of Bond Portfolio                          5.84%
   Average Maturity of Bond Portfolio                        22.3 years
   Average Duration of Bond Portfolio                        12.2 years
   Number of Holdings                                         527
   Portfolio Turnover                                          16%
   NAV                                                    $ 10.41

* A measure of the Fund's sensitivity to market movements. The benchmark beta is 1.00 by definition.

   TEN LARGEST HOLDINGS(4),(5) (AS OF DECEMBER 31, 2002)

   UST Bond, 6.25%, 8/15/23                                  3.44%
   UST Bond, 6.125%, 11/15/27                                3.04%
   UST Bond, 6.25%, 5/15/30                                  2.52%
   UST Bond, 7.125%, 2/15/23                                 2.36%
   UST Bond, 5.375%, 2/15/31                                 2.28%
   UST Bill, due 6/5/03                                      2.24%
   Microsoft Corporation                                     1.89%
   UST Bond, 6.00%, 2/15/26                                  1.86%
   General Electric Company                                  1.66%
   UST Bond, 6.875%, 8/15/25                                 1.65%

   STRATEGIC ALLOCATION(5) (AS OF DECEMBER 31, 2002)

   Stocks                                                      60%
   Bonds                                                       40%

   ACTUAL ALLOCATION(5) (AS OF DECEMBER 31, 2002)

   Stocks                                                      55%
   U.S. Treasury Bonds                                         31%
   U.S. Treasury Bills                                          3%
   Repurchase Agreements                                       11%

[CHART]

   SECTOR DISTRIBUTION(5) (DECEMBER 31, 2002)

   U.S. Treasury Securities                                    34%
   Financial                                                   13%
   Health Care                                                 10%
   Consumer Discretionary                                       9%
   Information Technology                                       9%
   Industrials                                                  8%
   Consumer Staples                                             6%
   Energy                                                       4%
   Telecommunications Services                                  3%
   Materials                                                    2%
   Utilities                                                    2%

[CHART]

   GROWTH OF $10,000 INVESTMENT(6)

             WELLS FARGO VARIABLE
             TRUST ASSET             S&P 500      LEHMAN BROTHERS
             ALLOCATION FUND         INDEX        20+ TREASURY INDEX
   Apr-1994             $  10,000    $  10,000             $  10,000
   May-1994             $   9,940    $  10,164             $   9,917
   Jun-1994             $   9,796    $   9,915             $   9,815
   Jul-1994             $  10,107    $  10,241             $  10,178
   Aug-1994             $  10,248    $  10,660             $  10,078
   Sep-1994             $   9,964    $  10,400             $   9,733
   Oct-1994             $  10,055    $  10,633             $   9,702
   Nov-1994             $   9,954    $  10,246             $   9,771
   Dec-1994             $  10,113    $  10,398             $   9,932
   Jan-1995             $  10,384    $  10,668             $  10,202
   Feb-1995             $  10,707    $  11,083             $  10,488
   Mar-1995             $  10,894    $  11,409             $  10,588
   Apr-1995             $  11,137    $  11,745             $  10,778
   May-1995             $  11,686    $  12,214             $  11,667
   Jun-1995             $  11,870    $  12,497             $  11,808
   Jul-1995             $  12,031    $  12,911             $  11,598
   Aug-1995             $  12,127    $  12,944             $  11,876
   Sep-1995             $  12,438    $  13,490             $  12,111
   Oct-1995             $  12,514    $  13,442             $  12,475
   Nov-1995             $  12,860    $  14,031             $  12,799
   Dec-1995             $  13,041    $  14,301             $  13,168
   Jan-1996             $  13,284    $  14,788             $  13,152
   Feb-1996             $  13,180    $  14,925             $  12,455
   Mar-1996             $  13,256    $  15,068             $  12,185
   Apr-1996             $  13,233    $  15,290             $  11,970
   May-1996             $  13,350    $  15,683             $  11,906
   Jun-1996             $  13,531    $  15,742             $  12,172
   Jul-1996             $  13,223    $  15,047             $  12,171
   Aug-1996             $  13,199    $  15,364             $  11,997
   Sep-1996             $  13,705    $  16,227             $  12,347
   Oct-1996             $  14,185    $  16,675             $  12,864
   Nov-1996             $  14,917    $  17,934             $  13,324
   Dec-1996             $  14,535    $  17,579             $  12,976
   Jan-1997             $  14,815    $  18,678             $  12,859
   Feb-1997             $  14,853    $  18,824             $  12,862
   Mar-1997             $  14,323    $  18,050             $  12,508
   Apr-1997             $  14,904    $  19,126             $  12,827
   May-1997             $  15,406    $  20,294             $  12,975
   Jun-1997             $  15,820    $  21,197             $  13,246
   Jul-1997             $  16,903    $  22,883             $  14,096
   Aug-1997             $  16,211    $  21,601             $  13,660
   Sep-1997             $  16,822    $  22,783             $  14,065
   Oct-1997             $  16,849    $  22,022             $  14,583
   Nov-1997             $  17,232    $  23,041             $  14,812
   Dec-1997             $  17,569    $  23,438             $  15,075
   Jan-1998             $  17,833    $  23,696             $  15,391
   Feb-1998             $  18,624    $  25,404             $  15,268
   Mar-1998             $  19,295    $  26,705             $  15,299
   Apr-1998             $  19,458    $  26,977             $  15,350
   May-1998             $  19,354    $  26,513             $  15,675
   Jun-1998             $  20,075    $  27,590             $  16,087
   Jul-1998             $  19,881    $  27,297             $  15,996
   Aug-1998             $  17,985    $  23,353             $  16,778
   Sep-1998             $  18,996    $  24,850             $  17,396
   Oct-1998             $  20,090    $  26,867             $  17,100
   Nov-1998             $  21,065    $  28,496             $  17,258
   Dec-1998             $  22,008    $  30,137             $  17,218
   Jan-1999             $  22,760    $  31,406             $  17,382
   Feb-1999             $  21,942    $  30,426             $  16,453
   Mar-1999             $  22,567    $  31,643             $  16,380
   Apr-1999             $  23,208    $  32,867             $  16,393
   May-1999             $  22,715    $  32,092             $  16,133
   Jun-1999             $  23,349    $  33,838             $  15,935
   Jul-1999             $  22,838    $  32,781             $  15,845
   Aug-1999             $  22,723    $  32,619             $  15,770
   Sep-1999             $  22,394    $  31,725             $  15,884
   Oct-1999             $  23,190    $  33,733             $  15,886
   Nov-1999             $  23,389    $  34,418             $  15,765
   Dec-1999             $  24,060    $  36,445             $  15,486
   Jan-2000             $  23,560    $  34,615             $  15,756
   Feb-2000             $  23,726    $  33,961             $  16,315
   Mar-2000             $  25,436    $  37,283             $  16,926
   Apr-2000             $  24,882    $  36,160             $  16,758
   May-2000             $  24,463    $  35,419             $  16,673
   Jun-2000             $  25,031    $  36,294             $  17,036
   Jul-2000             $  24,930    $  35,728             $  17,373
   Aug-2000             $  26,088    $  37,946             $  17,797
   Sep-2000             $  25,067    $  35,943             $  17,492
   Oct-2000             $  25,137    $  35,792             $  17,784
   Nov-2000             $  24,069    $  32,971             $  18,387
   Dec-2000             $  24,305    $  33,133             $  18,817
   Jan-2001             $  24,921    $  34,309             $  18,816
   Feb-2001             $  23,285    $  31,180             $  19,147
   Mar-2001             $  22,156    $  29,203             $  18,994
   Apr-2001             $  23,216    $  31,473             $  18,397
   May-2001             $  23,375    $  31,683             $  18,428
   Jun-2001             $  23,040    $  30,980             $  18,618
   Jul-2001             $  23,146    $  30,676             $  19,354
   Aug-2001             $  22,339    $  28,756             $  19,818
   Sep-2001             $  21,227    $  27,238             $  19,479
   Oct-2001             $  21,867    $  27,758             $  20,638
   Nov-2001             $  22,618    $  29,887             $  19,544
   Dec-2001             $  22,614    $  30,150             $  19,122
   Jan-2002             $  22,449    $  29,710             $  19,390
   Feb-2002             $  22,192    $  29,136             $  19,603
   Mar-2002             $  22,472    $  30,232             $  18,698
   Apr-2002             $  21,881    $  28,400             $  19,464
   May-2002             $  21,789    $  28,190             $  19,466
   Jun-2002             $  21,051    $  26,183             $  19,811
   Jul-2002             $  19,965    $  24,143             $  20,439
   Aug-2002             $  20,190    $  24,300             $  21,506
   Sep-2002             $  18,477    $  21,661             $  22,458
   Oct-2002             $  19,702    $  23,565             $  21,621
   Nov-2002             $  20,643    $  24,951             $  21,446
   Dec-2002             $  19,709    $  23,486             $  22,374

     Performance shown for the Wells Fargo Variable Trust Asset Allocation Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.
(4) The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5)  Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Asset Allocation Fund for the life of the Fund with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

CORPORATE BOND FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Corporate Bond Fund (the Fund) seeks a high level of current income, consistent with reasonable risk.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGER
   Daniel J. Kokoszka, CFA

INCEPTION DATE
   09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned 7.75%(1) for the twelve-month period ended
   December 31, 2002, underperforming its benchmark, the Lehman Brothers U.S. Credit Index(2), which returned 10.52%. The Fund distributed $0.61 per share in dividend income and $0.02 in capital gains during the period.

     Bonds generally outperformed stocks during the first half of 2002, as interest rates declined along with a slower than expected economic recovery. The corporate bond market was adversely impacted by negative news regarding accounting irregularities.

     As a result, investor confidence weakened, causing lower-quality bonds to perform worse than higher-quality issues. Investment-grade corporate securities represented about 62% of the Fund's total portfolio on December 31, 2002, while high-yield bonds, which performed relatively poorly given their low credit quality, represented about 27% of the portfolio. The remainder of the portfolio was invested in U.S. Treasury bonds which have no credit risk and performed relatively well during the year.

STRATEGIC OUTLOOK

     By the end of the period, corporate bonds offered attractive yields in comparison to government securities. Moving forward, we intend to allocate about 85% of the Fund's assets to corporate bonds, with approximately 55% invested in investment-grade securities and about 30% invested in high-yield bonds. We also intend to invest the remaining portion of the portfolio in U.S. Treasury notes and bonds. To compensate for the additional credit risk inherent in this high percentage in corporate bonds, the investment-grade and high-yield bond portions of the portfolio are expected to be more diversified as to sectors and individual securities.

     As the economy gradually recovers, the outlook for the corporate bond market should improve. Meanwhile, the Federal Reserve Board has maintained a cautious approach with regard to interest rates, keeping them very low. However, the need for companies to maintain high standards of financial reporting to reestablish investor confidence may prove to be equally important.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(2) The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.
(3) The average credit quality is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2002)

                                                           1-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Corporate Bond Fund            7.75       7.63
   Benchmark
     Lehman Brothers U.S. Credit Index(2)                   10.52       9.41

   CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Average Credit Quality(3)                Baa1
   Weighted Average Coupon                   7.2%
   Weighted Average Maturity                9.25 years
   Duration                                 5.51 years
   Portfolio Turnover                         82%
   Number of Holdings                        286
   Distribution Rate(4)                     5.60%
   SEC Yield(5)                             5.09%
   NAV                                   $ 10.38

[CHART]

   PORTFOLIO ALLOCATION(6) (AS OF DECEMBER 31, 2002)

   Corporate Bonds                            89%
   U.S. Treasury Bonds                        11%

[CHART]

   GROWTH OF $10,000 INVESTMENT(7)

             WELLS FARGO
             VARIABLE TRUST        LEHMAN BROTHERS
             CORPORATE BOND FUND   U.S. CREDIT INDEX
   Aug-1999            $  10,000           $  10,000
   Sep-1999            $  10,005           $  10,109
   Oct-1999            $  10,060           $  10,155
   Nov-1999            $  10,030           $  10,166
   Dec-1999            $   9,984           $  10,112
   Jan-2000            $   9,958           $  10,076
   Feb-2000            $  10,082           $  10,170
   Mar-2000            $  10,252           $  10,257
   Apr-2000            $  10,059           $  10,166
   May-2000            $  10,011           $  10,129
   Jun-2000            $  10,244           $  10,383
   Jul-2000            $  10,342           $  10,509
   Aug-2000            $  10,515           $  10,640
   Sep-2000            $  10,539           $  10,696
   Oct-2000            $  10,587           $  10,707
   Nov-2000            $  10,729           $  10,846
   Dec-2000            $  11,004           $  11,057
   Jan-2001            $  11,202           $  11,360
   Feb-2001            $  11,343           $  11,458
   Mar-2001            $  11,369           $  11,529
   Apr-2001            $  11,274           $  11,488
   May-2001            $  11,346           $  11,594
   Jun-2001            $  11,350           $  11,653
   Jul-2001            $  11,647           $  11,957
   Aug-2001            $  11,787           $  12,117
   Sep-2001            $  11,687           $  12,181
   Oct-2001            $  11,987           $  12,483
   Nov-2001            $  11,932           $  12,375
   Dec-2001            $  11,820           $  12,289
   Jan-2002            $  11,881           $  12,394
   Feb-2002            $  11,948           $  12,488
   Mar-2002            $  11,819           $  12,257
   Apr-2002            $  12,021           $  12,427
   May-2002            $  12,132           $  12,591
   Jun-2002            $  12,085           $  12,612
   Jul-2002            $  12,006           $  12,605
   Aug-2002            $  12,247           $  12,932
   Sep-2002            $  12,413           $  13,177
   Oct-2002            $  12,291           $  13,025
   Nov-2002            $  12,455           $  13,194
   Dec-2002            $  12,735           $  13,583

(4) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(6)  Portfolio holdings are subject to change.
(7) The chart compares the performance of the Wells Fargo Variable Trust Corporate Bond Fund for the life of the Fund with the Lehman Brothers U.S. Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

EQUITY INCOME FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Equity Income Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   David L. Roberts, CFA
   Gary J. Dunn, CFA

INCEPTION DATE
   05/06/96

PERFORMANCE HIGHLIGHTS

     The Fund returned (19.26)%(1) for the twelve-month period ended
   December 31, 2002, outperforming the S&P 500 Index(2), which returned (22.09)%, but underperforming the Russell 1000 Value Index(3), which returned (15.52)%. The Fund distributed $0.22 per share in dividend income and no capital gains during the period.

     The year 2002 represented the continuation of an unusual three-year trend of negative returns for the stock market. In addition, the market, as measured by the S&P 500 Index, was down more than 40% over the past three years. Yet, investors should keep in mind that the S&P 500 Index was up nearly 100% during the previous three-year period from 1997 to 1999.

     The Fund's investment strategy is to use various valuation methods such as below average price-to-earnings, price-to-book and price-to-sales ratios to select those large cap U.S. stocks that have the potential for above-average dividend income and long-term capital appreciation. Two sectors, utilities and financials, had the most negative impact on Fund performance in 2002. Electric utility TXU Corporation, one of the Fund's holdings, declined significantly after cutting its dividend due to problems with its European subsidiary. A sluggish economy and weak equity markets negatively impacted financial companies, especially JP Morgan Chase, another Fund holding. However, the financial sector rallied sharply in the fourth quarter as the economy and equity markets improved.

     For the year, the Fund's holdings in consumer staples companies, in general, benefited from their continued history of stable, predictable earnings, particularly during times of economic uncertainty. Two of the Fund's holdings, Procter & Gamble and Sara Lee, also benefited from restructuring efforts as well as strategic acquisitions.

STRATEGIC OUTLOOK

     Potential tax changes regarding dividend income may prove to be positive for dividend-paying stocks. Fund holdings such as Emerson Electric, General Electric, Fortune Brands, McDonalds, Pfizer and Sara Lee also announced dividend increases in the fourth quarter. Since the Fund's dividend yield is more than 50% higher than the general market as a whole, such legislation could be a positive factor for performance.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

     Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2002)

                                                           1-YEAR   5-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Equity Income Fund           (19.26)  (0.03)       5.11
   Benchmark
     S&P 500 Index(2)                                      (22.09)  (0.58)       6.16
     Russell 1000 Value Index(3)                           (15.52)   1.16        7.73

   CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Beta*                                            0.76
   Price to Earnings Ratio (trailing 12 months)    17.30
   Price to Book Ratio                              2.50
   Median Market Cap ($B)                        $ 42.10
   Portfolio Turnover                                 16%
   Number of Holdings                                 41
   NAV                                           $ 12.32

* A measure of the Fund's sensitivity to market movements. The benchmark beta is 1.00 by definition.

   TEN LARGEST EQUITY HOLDINGS(4),(5)(AS OF DECEMBER 31, 2002)

   Sara Lee Corporation                             4.79%
   IBM Corporation                                  4.46%
   St Paul Companies Incorporated                   4.41%
   PepsiCo Incorporated                             3.95%
   Fortune Brands Incorporated                      3.86%
   US Bancorp                                       3.71%
   3M Company                                       3.55%
   Hewlett-Packard Company                          3.50%
   Procter & Gamble Company                         3.31%
   Philip Morris Companies Incorporated             3.30%

[CHART]

   SECTOR DISTRIBUTION(5) (AS OF DECEMBER 31, 2002)

   Financial                                          19%
   Consumer Staples                                   16%
   Consumer Discretionary                             14%
   Industrials                                        10%
   Energy                                              9%
   Information Technology                              9%
   Health Care                                         8%
   Materials                                           6%
   Telecommunications Services                         4%
   Utilities                                           4%
   Cash                                                1%

[CHART]

   GROWTH OF $10,000 INVESTMENT(6)

                WELLS FARGO
                VARIABLE TRUST      S&P 500     RUSSELL 1000
                EQUITY VALUE FUND   INDEX       VALUE INDEX
   Apr-1998             $  10,000   $  10,000      $  10,000
   May-1998             $   9,680   $   9,828      $   9,852
   Jun-1998             $   9,739   $  10,227      $   9,978
   Jul-1998             $   9,268   $  10,119      $   9,801
   Aug-1998             $   8,156   $   8,656      $   8,343
   Sep-1998             $   8,626   $   9,211      $   8,822
   Oct-1998             $   9,199   $   9,959      $   9,506
   Jan-1998             $   9,460   $  10,563      $   9,949
   Dec-1998             $   9,624   $  11,171      $  10,288
   Jan-1999             $   9,403   $  11,642      $  10,370
   Feb-1999             $   9,161   $  11,278      $  10,224
   Mar-1999             $   9,380   $  11,729      $  10,436
   Apr-1999             $  10,188   $  12,183      $  11,410
   May-1999             $  10,087   $  11,896      $  11,285
   Jun-1999             $  10,399   $  12,543      $  11,612
   Jul-1999             $  10,024   $  12,151      $  11,272
   Aug-1999             $   9,477   $  12,091      $  10,854
   Sep-1999             $   8,981   $  11,760      $  10,475
   Oct-1999             $   9,285   $  12,504      $  11,078
   Nov-1999             $   9,255   $  12,758      $  10,992
   Dec-1999             $   9,386   $  13,510      $  11,044
   Jan-2000             $   9,142   $  12,831      $  10,684
   Feb-2000             $   8,715   $  12,589      $   9,891
   Mar-2000             $   9,498   $  13,820      $  11,097
   Apr-2000             $   9,284   $  13,404      $  10,968
   May-2000             $   9,416   $  13,129      $  11,084
   Jun-2000             $   9,157   $  13,454      $  10,577
   Jul-2000             $   9,311   $  13,244      $  10,709
   Aug-2000             $   9,974   $  14,066      $  11,305
   Sep-2000             $   9,813   $  13,323      $  11,409
   Oct-2000             $  10,048   $  13,267      $  11,689
   Nov-2000             $   9,527   $  12,222      $  11,256
   Dec-2000             $   9,929   $  12,282      $  11,820
   Jan-2001             $  10,103   $  12,718      $  11,865
   Feb-2001             $   9,806   $  11,558      $  11,535
   Mar-2001             $   9,420   $  10,825      $  11,128
   Apr-2001             $   9,953   $  11,666      $  11,673
   May-2001             $  10,107   $  11,745      $  11,935
   Jun-2001             $   9,824   $  11,484      $  11,671
   Jul-2001             $   9,783   $  11,371      $  11,646
   Aug-2001             $   9,249   $  10,659      $  11,179
   Sep-2001             $   8,553   $  10,097      $  11,282
   Oct-2001             $   8,738   $  10,289      $  11,185
   Nov-2001             $   9,222   $  11,079      $  11,835
   Dec-2001             $   9,295   $  11,176      $  12,114
   Jan-2002             $   8,821   $  11,013      $  12,021
   Feb-2002             $   8,769   $  10,800      $  12,040
   Mar-2002             $   9,341   $  11,207      $  12,609
   Apr-2002             $   8,794   $  10,527      $  12,177
   May-2002             $   8,711   $  10,450      $  12,238
   Jun-2002             $   8,157   $   9,706      $  11,535
   Jul-2002             $   7,392   $   8,949      $  10,463
   Aug-2002             $   7,423   $   9,008      $  10,542
   Sep-2002             $   6,436   $   8,029      $   9,370
   Oct-2002             $   6,977   $   8,735      $  10,064
   Nov-2002             $   7,424   $   9,249      $  10,698
   Dec-2002             $   7,056   $   8,706      $  10,234

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5)  Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Income Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

EQUITY VALUE FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Equity Value Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   David L. Roberts, CFA
   Gary J. Dunn, CFA

INCEPTION DATE
   05/01/98

PERFORMANCE HIGHLIGHTS

     The Fund returned (24.09)%(1) for the twelve-month period ended
   December 31, 2002, underperforming the S&P 500 Index(2), which returned (22.09)%, and underperforming the Russell 1000 Value Index(3), which returned (15.52)%. The Fund distributed $0.10 per share in dividend income and no capital gains during the period.

     The year 2002 was a continuation of an unusual three-year trend of negative returns for the stock market. The stock market, as measured by the S&P 500 Index, was down more than 40% over the past three years, but investors should keep in mind that the same Index was up nearly 100% from 1997 to 1999.

     Two sectors, utilities and financial services, had the most negative impact on the Fund's performance over the reporting period. Electric utility TXU Corporation, one of the Fund's holdings, declined significantly after cutting its dividend due to problems with its European subsidiary. A sluggish economy and weak equity markets negatively impacted financial companies, especially Fund holdings such as Aegon and JP Morgan Chase. However, the financial services sector, including Aegon and JP Morgan, rallied sharply in the fourth quarter, as both the economy and equity markets improved.

     Several sectors helped Fund performance including consumer staples and telecommunications services. Consumer staples companies benefited from their continued history of stable, predictable earnings, which are desirable during times of economic uncertainty. The telecommunications services sector had been under significant pressure most of the year, but saw meaningful recovery in the fourth quarter, after a nearly 8% increase in the sale of mobile phone handsets in the third quarter. The Fund's telecommunications performance for the year was significantly better than the performance of its market peer group.

STRATEGIC OUTLOOK

     At the end of the period, the Fund's current dividend yield was more than 50% higher than the general market. Fund holdings such as Emerson Electric, General Electric, Fortune Brands, McDonalds, and Sara Lee announced dividend increases in the fourth quarter. Potential tax reform regarding dividend income may prove to be very positive for dividend-paying stocks.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

     Performance shown for the Wells Fargo Variable Trust Equity Value Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2002)

                                                             1-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Equity Value Fund              (24.09)     (7.20)
   Benchmark
     S&P 500 Index(2)                                        (22.09)     (3.57)
     Russell 1000 Value Index(3)                             (15.52)     (1.26)

   CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Beta*                                                0.79
   Price to Earnings Ratio (trailing 12 months)        16.20
   Price to Book Ratio                                  2.30
   Median Market Cap ($B)                            $ 41.30
   Portfolio Turnover                                     98%
   Number of Holdings                                     46
   NAV                                               $  6.75

* A measure of the Fund's sensitivity to market movements. The benchmark beta is 1.00 by definition.

   TEN LARGEST EQUITY HOLDINGS(4),(5) (AS OF DECEMBER 31, 2002)

   Goldman Sachs Corporation                            4.56%
   IBM Corporation                                      4.40%
   Exxon Mobil Corporation                              4.04%
   US Bancorp                                           3.72%
   Bank of America Corporation                          3.72%
   St. Paul Companies Incorporated                      3.67%
   JP Morgan Chase & Company                            3.61%
   Sara Lee Corporation                                 3.55%
   Hewlett-Packard Company                              3.53%
   Philip Morris Companies Incorporated                 2.93%

[CHART]

   SECTOR DISTRIBUTION(5) (AS OF DECEMBER 31, 2002)

   Financial                                             24%
   Consumer Discretionary                                13%
   Consumer Staples                                      12%
   Energy                                                 9%
   Industrials                                            9%
   Information Technology                                 8%
   Health Care                                            5%
   Materials                                              5%
   Telecommunications Services                            5%
   Utilities                                              5%
   Cash                                                   5%

[CHART]

   GROWTH OF $10,000 INVESTMENT(6)

              WELLS FARGO
              VARIABLE TRUST      S&P 500     RUSSELL 1000
              EQUITY VALUE FUND   INDEX       VALUE INDEX
   Apr-1998           $  10,000   $  10,000      $  10,000
   May-1998           $   9,680   $   9,828      $   9,852
   Jun-1998           $   9,739   $  10,227      $   9,978
   Jul-1998           $   9,268   $  10,119      $   9,801
   Aug-1998           $   8,156   $   8,656      $   8,343
   Sep-1998           $   8,626   $   9,211      $   8,822
   Oct-1998           $   9,199   $   9,959      $   9,506
   Jan-1998           $   9,460   $  10,563      $   9,949
   Dec-1998           $   9,624   $  11,171      $  10,288
   Jan-1999           $   9,403   $  11,642      $  10,370
   Feb-1999           $   9,161   $  11,278      $  10,224
   Mar-1999           $   9,380   $  11,729      $  10,436
   Apr-1999           $  10,188   $  12,183      $  11,410
   May-1999           $  10,087   $  11,896      $  11,285
   Jun-1999           $  10,399   $  12,543      $  11,612
   Jul-1999           $  10,024   $  12,151      $  11,272
   Aug-1999           $   9,477   $  12,091      $  10,854
   Sep-1999           $   8,981   $  11,760      $  10,475
   Oct-1999           $   9,285   $  12,504      $  11,078
   Nov-1999           $   9,255   $  12,758      $  10,992
   Dec-1999           $   9,386   $  13,510      $  11,044
   Jan-2000           $   9,142   $  12,831      $  10,684
   Feb-2000           $   8,715   $  12,589      $   9,891
   Mar-2000           $   9,498   $  13,820      $  11,097
   Apr-2000           $   9,284   $  13,404      $  10,968
   May-2000           $   9,416   $  13,129      $  11,084
   Jun-2000           $   9,157   $  13,454      $  10,577
   Jul-2000           $   9,311   $  13,244      $  10,709
   Aug-2000           $   9,974   $  14,066      $  11,305
   Sep-2000           $   9,813   $  13,323      $  11,409
   Oct-2000           $  10,048   $  13,267      $  11,689
   Nov-2000           $   9,527   $  12,222      $  11,256
   Dec-2000           $   9,929   $  12,282      $  11,820
   Jan-2001           $  10,103   $  12,718      $  11,865
   Feb-2001           $   9,806   $  11,558      $  11,535
   Mar-2001           $   9,420   $  10,825      $  11,128
   Apr-2001           $   9,953   $  11,666      $  11,673
   May-2001           $  10,107   $  11,745      $  11,935
   Jun-2001           $   9,824   $  11,484      $  11,671
   Jul-2001           $   9,783   $  11,371      $  11,646
   Aug-2001           $   9,249   $  10,659      $  11,179
   Sep-2001           $   8,553   $  10,097      $  11,282
   Oct-2001           $   8,738   $  10,289      $  11,185
   Nov-2001           $   9,222   $  11,079      $  11,835
   Dec-2001           $   9,295   $  11,176      $  12,114
   Jan-2002           $   8,821   $  11,013      $  12,021
   Feb-2002           $   8,769   $  10,800      $  12,040
   Mar-2002           $   9,341   $  11,207      $  12,609
   Apr-2002           $   8,794   $  10,527      $  12,177
   May-2002           $   8,711   $  10,450      $  12,238
   Jun-2002           $   8,157   $   9,706      $  11,535
   Jul-2002           $   7,392   $   8,949      $  10,463
   Aug-2002           $   7,423   $   9,008      $  10,542
   Sep-2002           $   6,436   $   8,029      $   9,370
   Oct-2002           $   6,977   $   8,735      $  10,064
   Nov-2002           $   7,424   $   9,249      $  10,698
   Dec-2002           $   7,056   $   8,706      $  10,234

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5)  Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Value Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

GROWTH FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Deborah J. Meacock, CFA
   Stephen M. Kensinger, CFA

INCEPTION DATE
   04/12/94

PERFORMANCE HIGHLIGHTS

     The Fund returned (25.84)%(1) for the twelve-month period ended
   December 31, 2002, underperforming its benchmark, the S&P 500 Index(2) (the Index), which returned (22.09)%. The Fund distributed $0.01 per share in dividend income and no capital gains during the period.

     For the third year in a row, growth stocks underperformed the general market. The uncertainties plaguing the market, whether it was the economy, the threat of war, or the integrity of financial statements, hurt growth stocks because much of the value of a growth company is based on future earnings prospects.

     The Fund holdings that were the largest contributors to positive performance were the Apollo Group, which provides higher education to working adults; Ecolab, a provider of sanitation equipment; and Forest Labs, a specialty pharmaceutical company which provides medical testing instruments. The worst performers were Baxter International, Tyco and Concord EFS, a provider of electronic processing.

     At the end of the period, the Fund was overweighted in the health care and technology sectors as we believe that these sectors have good prospects for 2003.

STRATEGIC OUTLOOK

     While the threat of war with Iraq weighs on the market and only modest economic growth is forecasted for 2003, we believe that there may be solid long-term investment opportunities available for investors. Growth companies may shine once a more normal economic environment returns.

     We believe that the Fund will perform better in 2003 as the Fund's holdings are well positioned. We also believe that the fundamentals of the Fund's holdings, such as recent revenue growth, expected long-term earnings growth and aggregate debt to capital ratios, are all favorable. The market is likely to focus on quality and consistent results, which should bode well for the companies held by the Fund.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

     Performance shown for the Wells Fargo Variable Trust Growth Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2002)

                                                     1-YEAR   5-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Growth Fund            (25.84)  (4.29)        5.21
   Benchmark
     S&P 500 Index(2)                                (22.09)  (0.58)       10.02

   CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Beta*                                               0.93
   Price to Earnings Ratio (trailing 12 months)        25.3
   Price to Book Ratio                                  4.4
   Median Market Cap ($B)                           $  14.9
   Portfolio Turnover                                   120%
   Number of Holdings                                    43
   NAV                                              $ 10.43

* A measure of the Fund's sensitivity to market movements. The benchmark beta is 1.00 by definition.

   TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF DECEMBER 31, 2002)

   Medtronic Incorporated                             4.01%
   Microsoft Corporation                              3.87%
   Starbucks Corporation                              3.35%
   Johnson & Johnson                                  3.32%
   Forest Laboratories Incorporated                   3.22%
   Goldman Sachs Corporation                          3.05%
   Intuit Incorporated                                3.02%
   Citigroup Incorporated                             3.00%
   Walgreen Company                                   2.96%
   Cisco Systems Incorporated                         2.91%

[CHART]

   SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2002)

   Health Care                                           22%
   Information Technology                                20%
   Financial                                             19%
   Consumer Discretionary                                13%
   Consumer Staples                                      10%
   Industrials                                            7%
   Energy                                                 3%
   Materials                                              3%
   Cash                                                   3%

[CHART]

   GROWTH OF $10,000 INVESTMENT(5)

              WELLS FARGO
              VARIABLE TRUST   S&P 500
              GROWTH FUND      INDEX
   Apr-1994        $  10,000   $  10,000
   May-1994        $  10,110   $  10,164
   Jun-1994        $   9,888   $   9,915
   Jul-1994        $  10,189   $  10,241
   Aug-1994        $  10,511   $  10,660
   Sep-1994        $  10,422   $  10,400
   Oct-1994        $  10,502   $  10,633
   Nov-1994        $  10,260   $  10,246
   Dec-1994        $  10,447   $  10,398
   Jan-1995        $  10,508   $  10,668
   Feb-1995        $  10,994   $  11,083
   Mar-1995        $  11,237   $  11,409
   Apr-1995        $  11,390   $  11,745
   May-1995        $  11,930   $  12,214
   Jun-1995        $  12,209   $  12,497
   Jul-1995        $  12,589   $  12,911
   Aug-1995        $  12,794   $  12,944
   Sep-1995        $  13,223   $  13,490
   Oct-1995        $  12,801   $  13,442
   Nov-1995        $  13,325   $  14,031
   Dec-1995        $  13,497   $  14,301
   Jan-1996        $  13,748   $  14,788
   Feb-1996        $  14,260   $  14,925
   Mar-1996        $  14,297   $  15,068
   Apr-1996        $  14,769   $  15,290
   May-1996        $  15,136   $  15,683
   Jun-1996        $  14,876   $  15,742
   Jul-1996        $  14,108   $  15,047
   Aug-1996        $  14,518   $  15,364
   Sep-1996        $  15,247   $  16,227
   Oct-1996        $  15,659   $  16,675
   Nov-1996        $  16,662   $  17,934
   Dec-1996        $  16,525   $  17,579
   Jan-1997        $  17,473   $  18,678
   Feb-1997        $  16,966   $  18,824
   Mar-1997        $  16,376   $  18,050
   Apr-1997        $  17,036   $  19,126
   May-1997        $  18,117   $  20,294
   Jun-1997        $  18,506   $  21,197
   Jul-1997        $  20,013   $  22,883
   Aug-1997        $  18,853   $  21,601
   Sep-1997        $  19,906   $  22,783
   Oct-1997        $  18,986   $  22,022
   Nov-1997        $  19,280   $  23,041
   Dec-1997        $  19,389   $  23,438
   Jan-1998        $  19,747   $  23,696
   Feb-1998        $  20,810   $  25,404
   Mar-1998        $  21,809   $  26,705
   Apr-1998        $  21,959   $  26,977
   May-1998        $  21,624   $  26,513
   Jun-1998        $  22,674   $  27,590
   Jul-1998        $  22,558   $  27,297
   Aug-1998        $  19,418   $  23,353
   Sep-1998        $  20,316   $  24,850
   Oct-1998        $  21,964   $  26,867
   Nov-1998        $  23,437   $  28,496
   Dec-1998        $  24,975   $  30,137
   Jan-1999        $  25,935   $  31,406
   Feb-1999        $  25,063   $  30,426
   Mar-1999        $  26,256   $  31,643
   Apr-1999        $  27,054   $  32,867
   May-1999        $  26,218   $  32,092
   Jun-1999        $  27,684   $  33,838
   Jul-1999        $  26,886   $  32,781
   Aug-1999        $  26,924   $  32,619
   Sep-1999        $  26,202   $  31,725
   Oct-1999        $  27,737   $  33,733
   Nov-1999        $  28,348   $  34,418
   Dec-1999        $  30,074   $  36,445
   Jan-2000        $  28,738   $  34,615
   Feb-2000        $  28,352   $  33,961
   Mar-2000        $  30,885   $  37,283
   Apr-2000        $  29,762   $  36,160
   May-2000        $  28,963   $  35,419
   Jun-2000        $  30,024   $  36,294
   Jul-2000        $  29,699   $  35,728
   Aug-2000        $  31,561   $  37,946
   Sep-2000        $  29,747   $  35,943
   Oct-2000        $  28,902   $  35,792
   Nov-2000        $  25,821   $  32,971
   Dec-2000        $  25,985   $  33,133
   Jan-2001        $  26,326   $  34,309
   Feb-2001        $  23,817   $  31,180
   Mar-2001        $  21,881   $  29,203
   Apr-2001        $  23,653   $  31,473
   May-2001        $  23,735   $  31,683
   Jun-2001        $  22,890   $  30,980
   Jul-2001        $  22,277   $  30,676
   Aug-2001        $  20,472   $  28,756
   Sep-2001        $  18,996   $  27,238
   Oct-2001        $  19,622   $  27,758
   Nov-2001        $  20,919   $  29,887
   Dec-2001        $  20,994   $  30,150
   Jan-2002        $  20,338   $  29,710
   Feb-2002        $  19,682   $  29,136
   Mar-2002        $  20,383   $  30,232
   Apr-2002        $  19,637   $  28,400
   May-2002        $  19,503   $  28,190
   Jun-2002        $  18,420   $  26,183
   Jul-2002        $  16,331   $  24,143
   Aug-2002        $  16,360   $  24,300
   Sep-2002        $  15,390   $  21,661
   Oct-2002        $  16,271   $  23,565
   Nov-2002        $  16,450   $  24,951
   Dec-2002        $  15,569   $  23,486

(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses for the Fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust International Equity Fund (the Fund) seeks total return, with an emphasis on capital appreciation, over the long-term, by investing in securities of non-U.S. companies.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGER
   Sabrina Yih, CFA

INCEPTION DATE
   07/03/00

PERFORMANCE HIGHLIGHTS

     The Fund returned (22.92)%(1) for the twelve-month period ended
   December 31, 2002, underperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI/EAFE) Index(2), which returned (15.94)%. The Fund distributed $0.01 per share in dividend income and no capital gains during the period.

     In 2002, major global equity markets declined for the third consecutive year, the first time that has happened since 1974. A weakening dollar buffered some of the decline, since U.S. investors in foreign markets generally achieved foreign currency gains.

     Germany was the weakest European market in local currency terms, declining 44%, which was the country's worst performance in more than 50 years. In Latin America, many countries were in the process of significant political and economic transformations, creating a difficult investing environment. Only Mexico offered a level of political stability, but its close trade ties with the U.S. and its faltering economic recovery hit a soft patch. Although Japan's stock market declined about 19%, Asia (excluding Japan) was the top performer among the Fund's specific country holdings, showing positive returns for the year and benefiting from China's entry into the World Trade Organization. However, South Korea's market was adversely impacted by the emerging crisis in North Korea.

     The Fund underperformed the benchmark because of the Fund's emphasis on growth companies that did not pay dividends. Investors flocked to dividends, indicating a drop in investor confidence as fears of a double-dip global recession began to take hold. The market's flight to dividends was contrary to the Fund's focus on higher quality stocks that reinvest their earnings for growth.

     Energy stocks dominated the top performers during 2002, as oil prices surged toward the end of the year. For example, Fund holdings, ENI, an Italian oil and gas producer, and BHP, an Australian firm with significant oil resource exposure, performed well in an environment of rising oil prices. A notably poor performer for the Fund was Nintendo, the Japanese video game manufacturer, which suffered from increasing competition from Microsoft and Sony.

STRATEGIC OUTLOOK

     Because of the threat of war in Iraq and North Korea, continued volatility in the markets is almost a certainty. Given our cautious outlook, we intend to focus on identifying and investing in high-quality holdings.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2002)

                                                               1-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Internatioan Equity Fund         (22.92)     (19.61)
   Benchmarks
     MSCI/EAFE Index(2)                                        (15.94)     (21.29)

   CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Price to Earnings Ratio (trailing 12 months)     21.10
   Price to Book Ratio                               1.88
   Median Market Cap ($B)                        $  15.25
   Portfolio Turnover                                  54%
   Number of Holdings                                  83
   NAV                                           $   5.77

   TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF DECEMBER 31, 2002)

   Nestle SA                                        3.26%
   TotalFina Elf SA-ADR                             3.17%
   Royal Bank of Scotland                           2.68%
   Toyota Motor Corporation                         2.60%
   BHP Billiton Limited                             2.39%
   Diageo Plc                                       2.35%
   Royal Dutch Petroleum Company                    2.29%
   Loblaw Companies Limited                         2.21%
   Canon Inc-ADR                                    2.21%
   Walmart de Mexico                                2.15%

[CHART]

   PORTFOLIO COMPOSITION(4) (AS OF DECEMBER 31, 2002)

   Continental Europe                                  34%
   United Kingdom                                      20%
   Japan                                               15%
   United States                                       12%
   Southeast Asia                                       6%
   Australia/New Zealand                                5%
   Emerging Markets                                     5%
   Canada                                               3%

[CHART]

   GROWTH OF $10,000 INVESTMENT(5)

              WELLS FARGO VARIABLE
              TRUST INTERNATIONAL
              EQUITY FUND            MSCI EAFE INDEX
   Jul-2000              $  10,000         $  10,000
   Jul-2000              $   9,670         $   9,581
   Aug-2000              $   9,870         $   9,664
   Sep-2000              $   9,280         $   9,194
   Oct-2000              $   9,150         $   8,977
   Nov-2000              $   8,650         $   8,640
   Dec-2000              $   8,967         $   8,947
   Jan-2001              $   9,187         $   8,942
   Feb-2001              $   8,465         $   8,272
   Mar-2001              $   7,914         $   7,720
   Apr-2001              $   8,315         $   8,256
   May-2001              $   8,255         $   7,965
   Jun-2001              $   8,024         $   7,639
   Jul-2001              $   7,813         $   7,500
   Aug-2001              $   7,594         $   7,310
   Sep-2001              $   6,882         $   6,954
   Oct-2001              $   7,113         $   7,132
   Nov-2001              $   7,374         $   7,396
   Dec-2001              $   7,524         $   7,439
   Jan-2002              $   7,193         $   7,044
   Feb-2002              $   7,083         $   7,094
   Mar-2002              $   7,424         $   7,477
   Apr-2002              $   7,424         $   7,527
   May-2002              $   7,313         $   7,622
   Jun-2002              $   6,996         $   7,319
   Jul-2002              $   6,282         $   6,597
   Aug-2002              $   6,232         $   6,581
   Sep-2002              $   5,508         $   5,875
   Oct-2002              $   5,770         $   6,190
   Nov-2002              $   6,071         $   6,471
   Dec-2002              $   5,800         $   6,254

(2) The Morgan Stanley Capital International/Europe, Australasia and Far East Index (MSCI/EAFE) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4)  Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust International Equity Fund for the life of the Fund with the MSCI/EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Large Company Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Peregrine Capital Management, Inc.

FUND MANAGERS
   John S. Dale, CFA
   Gary E. Nussbaum, CFA

INCEPTION DATE
   09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned (28.01)%(1) for the twelve-month period ended December 31, 2002, underperforming the S&P 500 Index(2), which returned (22.09)%.

     For the third year in a row, growth stocks underperformed value stocks as well as the general stock market. A sluggish economy, corporate accounting scandals and weak profits weakened investor confidence. The last year has been one in which many investors shunned risk and avoided growth companies, whose future earnings - rather than current earnings - play a large part in the stock's price. In general, shares of companies in less economically sensitive industries, such as Cardinal Health (medical products), performed better than more economically sensitive holdings, such as the Home Depot.

     During the year, the Fund added shares of companies in a wide variety of industries, including Bisys (data services), eBay (online auctions) and Wal-Mart (global retailer), all of which are dominant companies within their particular market niche, while dropping shares of companies, such as Morgan Stanley, which are heavily dependent on a buoyant stock market, and AOL Time Warner, which continued to see results deteriorate.

STRATEGIC OUTLOOK

     The threat of war in Iraq and the confrontation with North Korea are weighing on the markets. The global economic slowdown has also been a concern for investors, as Europe and Japan are even weaker than the U.S. business environment. But after several years of a bubble economy, we have returned to a back-to-basics stock market. We believe that the Fund may be well positioned for such an environment. On average, the Fund is invested in companies with earnings that are growing at a rate that is three times faster than the companies in the S&P 500 Index.

     We believe that many of the Fund's holdings are in favorable competitive positions and are spending above-average amounts on research and development. We also believe that their stock prices are attractive and that the companies have favorable long-term prospects.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(2) The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2002)

                                                                  1-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Large Company Growth Fund           (28.01)     (11.02)
   Benchmark
     S&P 500 Index(2)                                             (22.09)     (10.25)

   CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Price to Earnings Ratio (trailing 12 months)        23
   Price to Book Ratio                                4.3
   Median Market Cap ($B)                          $ 19.2
   Portfolio Turnover                                  18%
   Number of Holdings                                  31
   NAV                                             $ 6.81

   TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF DECEMBER 31, 2002)

   Microsoft Corporation                             7.95%
   Medtronic Incorporated                            7.84%
   First Data Corporation                            6.20%
   Goldman Sachs Group Incorporated                  5.89%
   American International Group                      5.56%
   Pfizer Incorporated                               5.13%
   eBay Incorporated                                 4.56%
   Intel Corporation                                 4.56%
   Charles Schwab Corporation                        3.76%
   Paychex Incorporated                              3.65%

[CHART]

   SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2002)

   Information Technology                              22%
   Industrials                                         21%
   Health Care                                         20%
   Consumer Discretionary                              19%
   Financial                                           17%
   Cash                                                 1%

[CHART]

   GROWTH OF $10,000 INVESTMENT(5)

              WELLS FARGO VARIABLE
              TRUST LARGE COMPANY    S&P 500
              GROWTH FUND            INDEX
   Aug-1999              $  10,000   $  10,000
   Sep-1999              $   9,590   $   9,726
   Oct-1999              $  10,420   $  10,342
   Nov-1999              $  10,830   $  10,551
   Dec-1999              $  12,030   $  11,173
   Jan-2000              $  11,800   $  10,612
   Feb-2000              $  12,000   $  10,412
   Mar-2000              $  13,430   $  11,430
   Apr-2000              $  13,020   $  11,086
   May-2000              $  12,200   $  10,858
   Jun-2000              $  13,130   $  11,127
   Jul-2000              $  13,230   $  10,953
   Aug-2000              $  14,000   $  11,633
   Sep-2000              $  13,150   $  11,019
   Oct-2000              $  13,130   $  10,973
   Nov-2000              $  12,080   $  10,108
   Dec-2000              $  11,960   $  10,158
   Jan-2001              $  12,150   $  10,518
   Feb-2001              $  10,320   $   9,559
   Mar-2001              $   9,260   $   8,953
   Apr-2001              $  10,240   $   9,649
   May-2001              $  10,150   $   9,713
   Jun-2001              $   9,880   $   9,498
   Jul-2001              $   9,700   $   9,405
   Aug-2001              $   8,843   $   8,816
   Sep-2001              $   8,003   $   8,350
   Oct-2001              $   8,373   $   8,510
   Nov-2001              $   9,353   $   9,163
   Dec-2001              $   9,463   $   9,243
   Jan-2002              $   9,403   $   9,108
   Feb-2002              $   8,783   $   8,932
   Mar-2002              $   9,193   $   9,268
   Apr-2002              $   8,483   $   8,707
   May-2002              $   8,223   $   8,642
   Jun-2002              $   7,673   $   8,027
   Jul-2002              $   6,932   $   7,402
   Aug-2002              $   7,012   $   7,450
   Sep-2002              $   6,242   $   6,641
   Oct-2002              $   6,962   $   7,224
   Nov-2002              $   7,422   $   7,649
   Dec-2002              $   6,812   $   7,200

(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

MONEY MARKET FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Money Market Fund (the Fund) seeks high current income, while preserving capital and liquidity.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Dave Sylvester
   Laurie White

INCEPTION DATE
   05/19/94

PERFORMANCE HIGHLIGHTS

     The Fund returned 1.25%(1) for the twelve-month period ended
   December 31, 2002, outperforming the iMoneyNet First Tier Retail Money Fund Average(2) which returned 1.11% over the same period. The Fund distributed $0.01 per share in dividend income and no capital gains during the period.

     The pace of economic growth was modest and inflation remained stable, allowing the Federal Reserve Board (the Fed) to leave interest rates unchanged at 1.75% during the first three quarters of 2002. As fears emerged that the economy might stagnate, the Fed eased the target funds rate by 0.5% at its November meeting. Yields on securities maturing up to twelve months declined sharply; the yield spread between three-month and 12-month securities compressed from 0.56 to 0.13 percentage points, suggesting that investors did not anticipate significant economic growth in the near future.

     During the year, the Fund remained broadly diversified investing no more than 3% of net assets in any one issuer. The average maturity and interest rate sensitivity of the portfolio was close to industry averages. When yields dropped during the last two months of 2002, the yield on this portfolio declined less, improving relative performance.

STRATEGIC OUTLOOK

     The uproar over accounting issues has placed many once solid issuers under increased scrutiny. The short-term markets seem to be less affected by the concern over accounting issues while a number of issuers have exited the commercial paper markets. We do not believe that the market is out of the woods in terms of credit problems. Therefore, we will continue to carefully monitor the credit quality front. Meanwhile, money market yields may remain low as long as the economy is weak and inflation is mild.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

     Performance shown for the Wells Fargo Variable Trust Money Market Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

   AVERAGE ANNUAL TOTAL RETURN(1)(%) (AS OF DECEMBER 31, 2002)

                                                                  1-YEAR   5-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Money Market Fund                     1.25     3.98       4.39
   Benchmark
     iMoneyNet First Tier Retail Money Fund Average                 1.11     4.32       5.20

   FUND YIELD SUMMARY (AS OF DECEMBER 31, 2002)

   7-Day Current Yield                               0.84%
   7-Day Effective Yield                             0.84%
   30-Day Simple Yield                               0.87%
   30-Day Effective Yield                            0.87%

   FUND CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Weighted Average Maturity                      46 days
   Number of Holdings                                  37

[CHART]

   PORTFOLIO ALLOCATION(2) (AS OF DECEMBER 31, 2002)

   Commercial Paper                                    42%
   Notes                                               23%
   Repurchase Agreements                               21%
   Certificates of Deposit                              6%
   Federal Agencies                                     5%
   Corporate Bonds                                      3%

[CHART]

   MATURITY DISTRIBUTION(3) (AS OF DECEMBER 31, 2002)

   2-14 Days                                           30%
   15-29 Days                                          21%
   30-59 Days                                          19%
   60-89 Days                                          17%
   90-179 Days                                         11%
   180+ Days                                            2%

(2) The iMoneyNet First Tier Retail Money Fund Average is an average of non-government retail funds that do not hold any second tier securities. Portfolio holdings of first tier funds include U.S. Treasury securities, U.S. other securities, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper.
(3)  Portfolio holdings are subject to change.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Small Cap Growth Fund (the Fund) seeks long term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Allen J. Ayvazian
   Jerome "Cam" Philpott, CFA

INCEPTION DATE
   05/01/95

PERFORMANCE HIGHLIGHTS

     The Fund returned (38.22)%(1) for the twelve-month period ended
   December 31, 2002, underperforming its benchmark, the Russell 2000 Index(2), which returned (20.48)%.

     In general, 2002 was a roller-coaster year for small cap growth stocks, with many companies reporting earnings shortfalls during the year. In addition, corporate accounting scandals and tensions in the Middle East deflated investor confidence, particularly in growth stocks, whose values depend so much on future performance. Indeed, many companies without strong profitability were shunned by investors. The Fund's performance was impacted more than the benchmark's perfromance, in part, because of the Fund's holdings of growth style stocks as compared to the benchmark's holdings of both growth and value style stocks. Value stocks outperformed growth stocks during the period.

     The Fund's investment style is to focus on companies with strong cash flows, attractive growth rates and favorable stock prices. This style leads the Fund to invest primarily in the stocks of the technology, health care and consumer sectors. The continuing weakness in capital spending adversely affected most technology stocks. The market's rally in October and November temporarily boosted small cap growth stocks, particularly technology stocks. However, the rally cooled in December, leaving many technology stocks in the small cap area no more expensive than classic value sectors such as industrials and financial services.

     Meanwhile, consumer stocks, including retailers, lost value amidst a disappointing holiday retail selling season, while health care stocks, particularly health care management companies, held their value better than most other sectors.

STRATEGIC OUTLOOK

     We believe that technology companies, particularly software stocks, are especially attractive as many are priced only modestly above record low valuations. In general, we see the potential for gains in many growth stocks as profit margins are coming off cyclically depressed lows and expectations about future growth rates are modest. The markets begin 2003 at much better valuation levels than in 2002 which could set the stage for a positive year.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

     Performance shown for the Wells Fargo Variable Trust Small Cap Growth Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business
September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2002)

                                                                  1-YEAR   5-YEAR   LIFE OF FUND
   Wells Fargo Variable Trust Small Cap Growth Fund               (38.22)  (12.45)     (1.94)
   Benchmarks
     Russell 2000 Index(2)                                        (20.48)   (1.36)      6.31

   CHARACTERISTICS (AS OF DECEMBER 31, 2002)

   Beta*                                             1.35
   Price to Earnings Ratio (trailing 12 months)      18.8
   Price to Book Ratio                                2.3
   Median Market Cap ($B)                         $   0.7
   Portfolio Turnover                                 243%
   Number of Holdings                                 130
   NAV                                            $  4.85

* A measure of the Fund's sensitivity to market movements. The benchmark beta is 1.00 by definition.

   TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF DECEMBER 31, 2002)

   Kroll Incorporated                                1.71%
   Centene Corporation                               1.65%
   Multimedia Games Incorporated                     1.54%
   Precise Software Solution Incorporated            1.47%
   Agile Software Corporation                        1.47%
   Corporate Executive Board Company                 1.44%
   Priority Healthcare Corporation                   1.35%
   Advisory Board Company/The                        1.29%
   Commerce Bancshares Incorporated                  1.28%
   BankAtlantic Bancorp Incorporated                 1.26%

[CHART]

   SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2002)

   Health Care                                         26%
   Information Technology                              23%
   Financial                                           14%
   Industrials                                         13%
   Consumer Discretionary                              11%
   Energy                                               8%
   Cash                                                 5%

[CHART]

   GROWTH OF $10,000 INVESTMENT(5)

              WELLS FARGO VARIABLE
              TRUST SMALL CAP
              GROWTH FUND            RUSSELL 2000 INDEX
   Apr-1995              $  10,000            $  10,000
   May-1995              $  10,040            $  10,172
   Jun-1995              $  10,670            $  10,700
   Jul-1995              $  11,740            $  11,316
   Aug-1995              $  11,970            $  11,549
   Sep-1995              $  11,920            $  11,756
   Oct-1995              $  11,280            $  11,231
   Nov-1995              $  11,590            $  11,702
   Dec-1995              $  11,595            $  12,011
   Jan-1996              $  11,636            $  11,999
   Feb-1996              $  11,957            $  12,374
   Mar-1996              $  12,484            $  12,626
   Apr-1996              $  13,891            $  13,301
   May-1996              $  14,419            $  13,827
   Jun-1996              $  13,405            $  13,259
   Jul-1996              $  12,112            $  12,100
   Aug-1996              $  13,177            $  12,803
   Sep-1996              $  13,819            $  13,303
   Oct-1996              $  14,088            $  13,099
   Nov-1996              $  14,750            $  13,638
   Dec-1996              $  15,243            $  13,997
   Jan-1997              $  15,571            $  14,277
   Feb-1997              $  14,690            $  13,931
   Mar-1997              $  13,482            $  13,274
   Apr-1997              $  13,087            $  13,311
   May-1997              $  15,729            $  14,792
   Jun-1997              $  16,011            $  15,426
   Jul-1997              $  17,039            $  16,143
   Aug-1997              $  17,468            $  16,513
   Sep-1997              $  18,778            $  17,721
   Oct-1997              $  17,569            $  16,941
   Nov-1997              $  16,824            $  16,833
   Dec-1997              $  16,735            $  17,129
   Jan-1998              $  16,341            $  16,860
   Feb-1998              $  17,889            $  18,108
   Mar-1998              $  18,387            $  18,856
   Apr-1998              $  18,427            $  18,962
   May-1998              $  17,089            $  17,941
   Jun-1998              $  17,233            $  17,979
   Jul-1998              $  15,397            $  16,525
   Aug-1998              $  11,817            $  13,315
   Sep-1998              $  12,420            $  14,357
   Oct-1998              $  12,944            $  14,943
   Nov-1998              $  13,705            $  15,726
   Dec-1998              $  14,312            $  16,699
   Jan-1999              $  13,865            $  16,921
   Feb-1999              $  12,563            $  15,550
   Mar-1999              $  12,287            $  15,793
   Apr-1999              $  12,984            $  17,208
   May-1999              $  12,958            $  17,459
   Jun-1999              $  13,628            $  18,248
   Jul-1999              $  13,615            $  17,747
   Aug-1999              $  13,707            $  17,090
   Sep-1999              $  14,234            $  17,093
   Oct-1999              $  16,325            $  17,163
   Nov-1999              $  19,061            $  18,188
   Dec-1999              $  23,797            $  20,247
   Jan-2000              $  24,323            $  19,921
   Feb-2000              $  30,309            $  23,210
   Mar-2000              $  26,402            $  21,680
   Apr-2000              $  23,179            $  20,375
   May-2000              $  20,719            $  19,187
   Jun-2000              $  25,731            $  20,861
   Jul-2000              $  24,192            $  20,189
   Aug-2000              $  27,369            $  21,729
   Sep-2000              $  26,762            $  21,090
   Oct-2000              $  23,047            $  20,150
   Nov-2000              $  17,224            $  18,080
   Dec-2000              $  18,424            $  19,634
   Jan-2001              $  18,637            $  20,656
   Feb-2001              $  14,803            $  19,301
   Mar-2001              $  12,655            $  18,358
   Apr-2001              $  14,732            $  19,793
   May-2001              $  14,750            $  20,280
   Jun-2001              $  15,105            $  20,980
   Jul-2001              $  14,164            $  19,845
   Aug-2001              $  13,046            $  19,204
   Sep-2001              $  10,774            $  18,639
   Oct-2001              $  12,034            $  19,729
   Nov-2001              $  12,957            $  21,257
   Dec-2001              $  13,933            $  22,568
   Jan-2002              $  13,241            $  22,333
   Feb-2002              $  12,069            $  21,721
   Mar-2002              $  13,099            $  23,468
   Apr-2002              $  12,495            $  23,681
   May-2002              $  11,750            $  22,630
   Jun-2002              $  10,738            $  21,508
   Jul-2002              $   8,715            $  18,260
   Aug-2002              $   8,679            $  18,214
   Sep-2002              $   7,969            $  16,906
   Oct-2002              $   8,591            $  17,449
   Nov-2002              $   9,230            $  19,006
   Dec-2002              $   8,608            $  17,947

(2) The Russell 2000 Index is an index subset of the Russell 3000 Index and includes the 2,000 smallest stocks representing approximately 8% of the U.S. equity market. You cannot invest directly in an index.
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4)  Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Small Cap Growth Fund for the life of the Fund with the Russell 2000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002

VARIABLE TRUST ASSET ALLOCATION FUND

SHARES     SECURITY NAME                                                                VALUE
COMMON STOCK - 54.88%

AMUSEMENT & RECREATION SERVICES - 0.03%
   1,614   Harrah's Entertainment Incorporated+                                     $     63,914
                                                                                    ------------

APPAREL & ACCESSORY STORES - 0.29%
  12,763   Gap Incorporated                                                              198,082
   4,869   Kohl's Corporation+                                                           272,421
   7,550   Limited Brands                                                                105,172
   1,956   Nordstrom Incorporated                                                         37,105

                                                                                         612,780
                                                                                    ------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.08%
   1,861   Jones Apparel Group Incorporated+                                              65,954
   1,543   Liz Claiborne Incorporated                                                     45,750
   1,569   VF Corporation                                                                 56,562

                                                                                         168,266
                                                                                    ------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.05%
   1,423   Autozone Incorporated+                                                        100,535
                                                                                    ------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
     901   Ryder System Incorporated                                                      20,218
                                                                                    ------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.05%
     890   Centex Corporation                                                             44,678
     691   KB Home                                                                        29,609
     884   Pulte Homes Incorporated                                                       42,317

                                                                                         116,604
                                                                                    ------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.61%
  33,582   Home Depot Incorporated                                                       804,625
  11,268   Lowe's Companies Incorporated                                                 422,550
   2,164   Sherwin-Williams Company                                                       61,133

                                                                                       1,288,308
                                                                                    ------------

BUSINESS SERVICES - 4.29%
   3,412   Adobe Systems Incorporated                                                     84,993
  64,545   AOL Time Warner Incorporated+                                                 845,540
   1,629   Autodesk Incorporated                                                          23,295
   8,647   Automatic Data Processing Incorporated                                        339,395
   3,400   BMC Software Incorporated+                                                     58,174
  14,966   Cendant Corporation+                                                          156,844
   2,469   Citrix Systems Incorporated+                                                   30,418
   8,277   Computer Associates International Incorporated                                111,740
   2,479   Computer Sciences Corporation+                                                 85,402
   5,457   Compuware Corporation+                                                         26,194
   7,346   Concord EFS Incorporated+                                                     115,626
   2,503   Convergys Corporation+                                                         37,920
     891   Deluxe Corporation                                                             37,511

SHARES     SECURITY NAME                                                                VALUE
BUSINESS SERVICES (continued)
   4,458   eBay Incorporated+                                                       $    302,342
   2,040   Electronic Arts Incorporated+                                                 101,531
   6,879   Electronic Data Systems Corporation                                           126,780
   2,054   Equifax Incorporated                                                           47,530
  10,860   First Data Corporation                                                        384,553
   2,763   Fiserv Incorporated+                                                           93,804
   4,056   IMS Health Incorporated                                                        64,896
   5,568   Interpublic Group of Companies Incorporated                                    78,397
   2,963   Intuit Incorporated+                                                          139,024
   1,219   Mercury Interactive Corporation+                                               36,143
  77,198   Microsoft Corporation+                                                      3,991,137
   1,409   NCR Corporation+                                                               33,450
   5,262   Novell Incorporated+                                                           17,575
   2,715   Omnicom Group                                                                 175,389
  77,335   Oracle Corporation+                                                           835,218
   3,771   Parametric Technology Corporation+                                              9,503
   4,519   Peoplesoft Incorporated+                                                       82,698
   2,818   Rational Software Corporation+                                                 29,279
   2,502   Robert Half International Incorporated+                                        40,307
   6,997   Siebel Systems Incorporated+                                                   52,338
  44,973   Sun Microsystems Incorporated+                                                139,866
   4,089   Sungard Data Systems Incorporated+                                             96,337
   1,605   TMP Worldwide Incorporated+                                                    18,153
   4,685   Unisys Corporation+                                                            46,382
   5,943   Veritas Software Corporation+                                                  92,830
   8,532   Yahoo! Incorporated+                                                          139,498

                                                                                       9,128,012
                                                                                    ------------

CHEMICALS & ALLIED PRODUCTS - 7.26%
  22,562   Abbott Laboratories                                                           902,480
   3,281   Air Products & Chemicals Incorporated                                         140,263
     839   Alberto-Culver Company Class B                                                 42,286
  18,584   Amgen Incorporated+                                                           898,351
   1,586   Avery Dennison Corporation                                                     96,873
   3,396   Avon Products Incorporated                                                    182,943
   2,152   Biogen Incorporated+                                                           86,209
  27,969   Bristol-Myers Squibb Company                                                  647,482
   2,716   Chiron Corporation+                                                           102,122
   3,177   Clorox Company                                                                131,051
   7,772   Colgate-Palmolive Company                                                     407,486
  13,156   Dow Chemical Company                                                          390,733
  14,345   E I du Pont de Nemours & Company                                              608,228
   1,116   Eastman Chemical Company                                                       41,035
   1,871   Ecolab Incorporated                                                            92,615
  16,220   Eli Lilly & Company                                                         1,029,970
   2,613   Forest Laboratories Incorporated+                                             256,649

SHARES     SECURITY NAME                                                                VALUE
CHEMICALS & ALLIED PRODUCTS (continued)
   3,098   Genzyme Corporation - General Division+                                  $     91,608
  15,233   Gillette Company                                                              462,474
     725   Great Lakes Chemical Corporation                                               17,313
   1,362   International Flavors & Fragrances Incorporated                                47,806
   3,476   King Pharmaceuticals Incorporated+                                             59,752
   3,624   MedImmune Incorporated+                                                        98,464
  32,424   Merck & Company Incorporated                                                1,835,523
  88,976   Pfizer Incorporated                                                         2,719,996
  18,668   Pharmacia Corporation                                                         780,322
   2,446   PPG Industries Incorporated                                                   122,667
   2,335   Praxair Incorporated                                                          134,893
  18,761   Procter & Gamble Company                                                    1,612,320
   3,192   Rohm & Haas Company                                                           103,676
  21,177   Schering-Plough Corporation                                                   470,129
   1,035   Sigma-Aldrich Corporation                                                      50,405
   1,543   Watson Pharmaceuticals Incorporated+                                           43,621
  19,141   Wyeth                                                                         715,873

                                                                                      15,423,618
                                                                                    ------------

COMMUNICATIONS - 2.85%
   4,491   Alltel Corporation                                                            229,041
  11,124   AT&T Corporation                                                              290,448
  39,116   AT&T Wireless Services Incorporated+                                          221,005
   5,226   Avaya Incorporated+                                                            12,804
  26,836   BellSouth Corporation                                                         694,247
   2,059   CenturyTel Incorporated                                                        60,493
   8,847   Clear Channel Communications Incorporated+                                    329,905
  33,325   Comcast Corporation Class A+                                                  785,470
  13,906   Nextel Communications Incorporated Class A+                                   160,614
  24,479   Qwest Communications International Incorporated+                              122,395
  47,941   SBC Communications Incorporated                                             1,299,681
  12,917   Sprint Corporation (FON Group)                                                187,038
  14,426   Sprint Corporation (PCS Group)+                                                63,186
   3,308   Univision Communications Incorporated Class A+                                 81,046
  39,502   Verizon Communications Incorporated                                         1,530,703

                                                                                       6,068,076
                                                                                    ------------

DOMESTIC DEPOSITORY INSTITUTIONS - 5.72%
   5,132   AmSouth Bancorporation                                                         98,534
  21,611   Bank of America Corporation                                                 1,503,477
  10,487   Bank of New York Company Incorporated                                         251,269
  16,816   Bank One Corporation                                                          614,625
   6,915   BB&T Corporation                                                              255,786
   3,263   Charter One Financial Incorporated                                             93,746
  74,163   Citigroup Incorporated                                                      2,609,796
   2,523   Comerica Incorporated                                                         109,095

SHARES     SECURITY NAME                                                                VALUE
DOMESTIC DEPOSITORY INSTITUTIONS (continued)
   8,343   Fifth Third Bancorp                                                      $    488,483
   1,813   First Tennessee National Corporation                                           65,159
  15,155   FleetBoston Financial Corporation                                             368,266
   2,216   Golden West Financial Corporation                                             159,131
   3,401   Huntington Bancshares Incorporated                                             63,633
  28,828   JP Morgan Chase & Company                                                     691,872
   6,135   KeyCorp                                                                       154,234
   3,153   Marshall & Ilsley Corporation                                                  86,329
   6,222   Mellon Financial Corporation                                                  162,456
   8,835   National City Corporation                                                     241,372
   2,332   North Fork Bancorporation Incorporated                                         78,682
   3,190   Northern Trust Corporation                                                    111,810
   4,101   PNC Financial Services Group Incorporated                                     171,832
   3,193   Regions Financial Corporation                                                 106,518
   5,008   SouthTrust Corporation                                                        124,449
   4,684   State Street Corporation                                                      182,676
   4,096   SunTrust Banks Incorporated                                                   233,144
   4,330   Synovus Financial Corporation                                                  84,002
   2,861   Union Planters Corporation                                                     80,509
  27,659   US Bancorp                                                                    586,924
  19,642   Wachovia Corporation                                                          715,754
  13,669   Washington Mutual Incorporated                                                471,991
  24,429   Wells Fargo & Company++                                                     1,144,987
   1,313   Zions Bancorporation                                                           51,665

                                                                                      12,162,206
                                                                                    ------------

EATING & DRINKING PLACES - 0.23%
   2,468   Darden Restaurants Incorporated                                                50,471
  18,328   McDonald's Corporation                                                        294,714
   1,666   Wendy's International Incorporated                                             45,099
   4,267   Yum! Brands Incorporated+                                                     103,347

                                                                                         493,631
                                                                                    ------------

EDUCATIONAL SERVICES - 0.05%
   2,519   Apollo Group Incorporated Class A+                                            110,836
                                                                                    ------------

ELECTRIC, GAS & SANITARY SERVICES - 1.70%
   7,852   AES Corporation+                                                               23,713
   1,815   Allegheny Energy Incorporated                                                  13,721
   2,847   Allied Waste Industries Incorporated+                                          28,470
   2,218   Ameren Corporation                                                             92,202
   4,892   American Electric Power Company Incorporated                                  133,698
   5,458   Calpine Corporation+                                                           17,793
   4,391   CenterPoint Energy Incorporated                                                37,324
   2,430   Cinergy Corporation                                                            81,940
   4,075   Citizens Communications Company+                                               42,991
   2,080   CMS Energy Corporation                                                         19,635

SHARES     SECURITY NAME                                                                VALUE
ELECTRIC, GAS & SANITARY SERVICES (continued)
   3,084   Consolidated Edison Incorporated                                         $    132,057
   2,379   Constellation Energy Group Incorporated                                        66,184
   4,436   Dominion Resources Incorporated                                               243,536
   2,418   DTE Energy Company                                                            112,195
  12,874   Duke Energy Corporation                                                       251,558
   5,362   Dynegy Incorporated Class A                                                     6,327
   4,704   Edison International+                                                          55,742
   8,648   El Paso Corporation                                                            60,190
   3,206   Entergy Corporation                                                           146,162
   4,664   Exelon Corporation                                                            246,119
   4,298   FirstEnergy Corporation                                                       141,705
   2,635   FPL Group Incorporated                                                        158,443
   2,051   KeySpan Corporation                                                            72,277
   1,757   Kinder Morgan Incorporated                                                     74,268
   5,818   Mirant Corporation+                                                            10,996
     636   Nicor Incorporated                                                             21,643
   3,520   NiSource Incorporated                                                          70,400
     512   Peoples Energy Corporation                                                     19,789
   5,843   PG&E Corporation+                                                              81,218
   1,306   Pinnacle West Capital Corporation                                              44,522
   2,375   PPL Corporation                                                                82,365
   3,420   Progress Energy Incorporated                                                  148,257
   3,212   Public Service Enterprise Group Incorporated                                  103,105
   2,958   Sempra Energy                                                                  69,957
  10,302   Southern Company                                                              292,474
   2,536   TECO Energy Incorporated                                                       39,232
   4,651   TXU Corporation                                                                86,881
   8,789   Waste Management Incorporated                                                 201,444
   7,460   Williams Companies Incorporated                                                20,142
   5,757   Xcel Energy Incorporated                                                       63,327

                                                                                       3,614,002
                                                                                    ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT - 3.78%
  11,501   ADC Telecommunications Incorporated+                                           24,037
   4,959   Advanced Micro Devices Incorporated+                                           32,035
   5,523   Altera Corporation+                                                            68,154
   2,832   American Power Conversion Corporation+                                         42,905
   5,280   Analog Devices Incorporated+                                                  126,034
   1,416   Andrew Corporation+                                                            14,556
   4,362   Applied Micro Circuits Corporation+                                            16,096
   3,983   Broadcom Corporation Class A+                                                  59,984
   6,232   CIENA Corporation+                                                             32,032
   2,709   Comverse Technology Incorporated+                                              27,144
   1,330   Cooper Industries Limited Class A                                              48,479
   6,080   Emerson Electric Company                                                      309,168
 143,684   General Electric Company                                                    3,498,704

SHARES     SECURITY NAME                                                                VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT (continued)
  95,659   Intel Corporation                                                        $  1,489,411
  20,426   JDS Uniphase Corporation+                                                      50,452
   4,505   Linear Technology Corporation                                                 115,869
   5,369   LSI Logic Corporation+                                                         30,979
  49,565   Lucent Technologies Incorporated+                                              62,452
   4,626   Maxim Integrated Products Incorporated                                        152,843
   1,127   Maytag Corporation                                                             32,120
   8,737   Micron Technology Incorporated+                                                85,098
   2,776   Molex Incorporated                                                             63,959
  33,224   Motorola Incorporated                                                         287,388
   2,613   National Semiconductor Corporation+                                            39,221
   4,866   Network Appliance Incorporated+                                                48,660
   2,146   Novellus Systems Incorporated+                                                 60,260
   2,210   NVIDIA Corporation+                                                            25,437
   2,418   PMC-Sierra Incorporated+                                                       13,444
   1,154   Power-One Incorporated+                                                         6,543
   1,350   QLogic Corporation+                                                            46,589
  11,336   Qualcomm Incorporated+                                                        412,517
   2,642   Rockwell Collins Incorporated                                                  61,453
   7,627   Sanmina-SCI Corporation+                                                       34,245
   2,228   Scientific-Atlanta Incorporated                                                26,424
   5,949   Tellabs Incorporated+                                                          43,249
  24,994   Texas Instruments Incorporated                                                375,160
     842   Thomas & Betts Corporation+                                                    14,230
     985   Whirlpool Corporation                                                          51,437
   4,868   Xilinx Incorporated+                                                          100,281

                                                                                       8,029,049
                                                                                    ------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.27%
   1,160   Fluor Corporation                                                              32,480
   6,301   Halliburton Company                                                           117,892
   3,774   Monsanto Company                                                               72,650
   2,182   Moody's Corporation                                                            90,095
   5,431   Paychex Incorporated                                                          151,525
   1,412   Quest Diagnostics Incorporated+                                                80,343
   1,700   Quintiles Transnational Corporation+                                           20,570

                                                                                         565,555
                                                                                    ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.47%
     821   Ball Corporation                                                               42,027
     860   Crane Company                                                                  17,140
   2,155   Fortune Brands Incorporated                                                   100,229
   4,425   Illinois Tool Works Incorporated                                              287,006
   6,585   Lockheed Martin Corporation                                                   380,284
   7,104   Masco Corporation                                                             149,539
     843   Snap-On Incorporated                                                           23,697

                                                                                         999,922
                                                                                    ------------

SHARES     SECURITY NAME                                                                VALUE
FOOD & KINDRED PRODUCTS - 2.42%
     524   Adolph Coors Company                                                     $     32,095
  12,358   Anheuser-Busch Companies Incorporated                                         598,127
   9,338   Archer-Daniels-Midland Company                                                115,791
   5,918   Campbell Soup Company                                                         138,895
  35,796   Coca-Cola Company                                                           1,568,580
   6,489   Coca-Cola Enterprises Incorporated                                            140,941
   7,754   ConAgra Foods Incorporated                                                    193,928
   5,312   General Mills Incorporated                                                    249,398
   5,069   Heinz (H J) Company                                                           166,618
   1,577   Hercules Incorporated+                                                         13,878
   1,966   Hershey Foods Corporation                                                     132,587
   5,895   Kellogg Company                                                               202,022
   4,050   Pepsi Bottling Group Incorporated                                             104,085
  24,937   PepsiCo Incorporated                                                        1,052,839
  11,258   Sara Lee Corporation                                                          253,418
   3,254   WM Wrigley Jr Company                                                         178,580

                                                                                       5,141,782
                                                                                    ------------

FOOD STORES - 0.21%
   5,475   Albertson's Incorporated                                                      121,874
  11,165   Kroger Company+                                                               172,499
   5,607   Starbucks Corporation+                                                        114,271
   2,032   Winn-Dixie Stores Incorporated                                                 31,049

                                                                                         439,693
                                                                                    ------------

FORESTRY - 0.07%
   3,161   Weyerhaeuser Company                                                          155,553
                                                                                    ------------

FURNITURE & FIXTURES - 0.13%
   1,282   Johnson Controls Incorporated                                                 102,778
   2,810   Leggett & Platt Incorporated                                                   63,056
   3,860   Newell Rubbermaid Incorporated                                                117,074

                                                                                         282,908
                                                                                    ------------

GENERAL MERCHANDISE STORES - 2.03%
   1,677   Big Lots Incorporated+                                                         22,187
   1,223   Dillard's Incorporated Class A                                                 19,397
   4,812   Dollar General Corporation                                                     57,503
   2,497   Family Dollar Stores Incorporated                                              77,931
   2,832   Federated Department Stores Incorporated+                                      81,448
   3,869   J C Penney Company Incorporated                                                89,026
   4,162   May Department Stores Company                                                  95,643
   4,567   Sears Roebuck & Company                                                       109,380
  13,116   Target Corporation                                                            393,480
   7,627   TJX Companies Incorporated                                                    148,879
  63,733   Wal-Mart Stores Incorporated                                                3,219,153

                                                                                       4,314,027
                                                                                    ------------

SHARES     SECURITY NAME                                                                VALUE
HEALTH SERVICES - 0.25%
   7,410   HCA Incorporated                                                         $    307,515
   3,442   Health Management Associates Incorporated Class A                              61,612
   5,724   HEALTHSOUTH Corporation+                                                       24,041
   1,391   Manor Care Incorporated+                                                       25,887
   7,042   Tenet Healthcare Corporation+                                                 115,489

                                                                                         534,544
                                                                                    ------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.00%
     921   McDermott International Incorporated+                                           4,034
                                                                                    ------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.15%
   4,225   Bed Bath & Beyond Incorporated+                                               145,889
   4,643   Best Buy Company Incorporated+                                                112,128
   3,034   Circuit City Stores Incorporated                                               22,512
   2,432   RadioShack Corporation                                                         45,576

                                                                                         326,105
                                                                                    ------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.12%
   5,433   Hilton Hotels Corporation                                                      69,053
   3,433   Marriott International Incorporated Class A                                   112,843
   2,880   Starwood Hotels & Resorts Worldwide Incorporated                               68,371

                                                                                         250,267
                                                                                    ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.89%
   5,634   3M Company                                                                    694,672
   1,046   American Standard Companies Incorporated+                                      74,412
   5,182   Apple Computer Incorporated+                                                   74,258
  23,796   Applied Materials Incorporated+                                               310,062
   4,847   Baker Hughes Incorporated                                                     156,025
   1,163   Black & Decker Corporation                                                     49,881
   4,970   Caterpillar Incorporated                                                      227,228
 104,324   Cisco Systems Incorporated+                                                 1,366,643
     599   Cummins Incorporated                                                           16,850
   3,445   Deere & Company                                                               157,953
  37,395   Dell Computer Corporation+                                                    999,942
   2,921   Dover Corporation                                                              85,176
   1,018   Eaton Corporation                                                              79,516
  31,763   EMC Corporation+                                                              195,025
   4,679   Gateway Incorporated+                                                          14,692
  44,060   Hewlett-Packard Company                                                       764,882
  24,403   IBM Corporation                                                             1,891,232
   2,443   Ingersoll-Rand Company Class A                                                105,196
   1,251   International Game Technology+                                                 94,976
   2,860   Jabil Circuit Incorporated+                                                    51,251
   1,818   Lexmark International Incorporated+                                           109,989
   1,774   Pall Corporation                                                               29,590
   1,704   Parker Hannifin Corporation                                                    78,606

SHARES     SECURITY NAME                                                                VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
   3,415   Pitney Bowes Incorporated                                                $    111,534
  11,927   Solectron Corporation+                                                         42,341
   1,274   Stanley Works                                                                  44,055
   3,329   Symbol Technologies Incorporated                                               27,364
   6,839   United Technologies Corporation                                               423,608

                                                                                       8,276,959
                                                                                    ------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.22%
   4,473   AON Corporation                                                                84,495
   2,343   Humana Incorporated+                                                           23,430
   7,755   Marsh & McLennan Companies Incorporated                                       358,359

                                                                                         466,284
                                                                                    ------------

INSURANCE CARRIERS - 2.93%
   3,792   Ace Limited                                                                   111,257
   2,174   Aetna Incorporated                                                             89,395
   7,453   AFLAC Incorporated                                                            224,484
  10,150   Allstate Corporation                                                          375,449
   1,530   AMBAC Financial Group Incorporated                                             86,047
  37,666   American International Group Incorporated                                   2,178,977
   2,042   Anthem Incorporated+                                                          128,442
   2,470   Chubb Corporation                                                             128,934
   2,013   CIGNA Corporation                                                              82,775
   2,332   Cincinnati Financial Corporation                                               87,567
   3,684   Hartford Financial Services Group                                             167,364
   2,072   Jefferson-Pilot Corporation                                                    78,964
   4,160   John Hancock Financial Services Incorporated                                  116,064
   2,556   Lincoln National Corporation                                                   80,718
   2,678   Loews Corporation                                                             119,064
   2,095   MBIA Incorporated                                                              91,887
  10,111   MetLife Incorporated                                                          273,401
   1,451   MGIC Investment Corporation                                                    59,926
   4,864   Principal Financial Group Incorporated                                        146,552
   3,144   Progressive Corporation                                                       156,037
   8,174   Prudential Financial Incorporated                                             259,443
   1,996   Safeco Corporation                                                             69,201
   3,270   St Paul Companies Incorporated                                                111,344
   1,710   Torchmark Corporation                                                          62,466
  14,492   Travelers Property Casualty Corporation Class B+                              212,308
   4,396   UnitedHealth Group Incorporated                                               367,066
   3,487   UnumProvident Corporation                                                      61,162
   2,148   WellPoint Health Networks Incorporated+                                       152,852
   1,961   XL Capital Limited Class A                                                    151,487

                                                                                       6,230,633
                                                                                    ------------

SHARES     SECURITY NAME                                                                VALUE
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.03%
   3,611   Georgia-Pacific Corporation                                              $     58,354
   1,510   Louisiana-Pacific Corporation+                                                 12,171

                                                                                          70,525
                                                                                    ------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS - 1.56%
   6,739   Agilent Technologies Incorporated+                                            121,032
   1,869   Allergan Incorporated                                                         107,692
   3,021   Applera Corporation-Applied Biosystems Group                                   52,988
     779   Bausch & Lomb Incorporated                                                     28,044
   8,567   Baxter International Incorporated                                             239,876
   3,707   Becton Dickinson & Company                                                    113,768
   3,751   Biomet Incorporated                                                           107,504
   5,889   Boston Scientific Corporation+                                                250,400
     746   CR Bard Incorporated                                                           43,268
   2,201   Danaher Corporation                                                           144,606
   4,213   Eastman Kodak Company                                                         147,624
   4,414   Guidant Corporation+                                                          136,172
   2,724   KLA-Tencor Corporation+                                                        96,348
  17,617   Medtronic Incorporated                                                        803,334
     699   Millipore Corporation+                                                         23,766
   1,824   PerkinElmer Incorporated                                                       15,048
   5,861   Raytheon Company                                                              180,226
   2,684   Rockwell Automation Incorporated                                               55,586
   2,564   St Jude Medical Incorporated+                                                 101,842
   2,858   Stryker Corporation                                                           191,829
   1,256   Tektronix Incorporated+                                                        22,847
   2,644   Teradyne Incorporated+                                                         34,398
   2,361   Thermo Electron Corporation+                                                   47,503
   1,865   Waters Corporation+                                                            40,620
  10,617   Xerox Corporation+                                                             85,467
   2,816   Zimmer Holdings Incorporated+                                                 116,920

                                                                                       3,308,708
                                                                                    ------------

METAL MINING - 0.11%
   2,092   Freeport-McMoRan Copper & Gold Incorporated Class B+                           35,104
   5,800   Newmont Mining Corporation                                                    168,374
   1,284   Phelps Dodge Corporation+                                                      40,639

                                                                                         244,117
                                                                                    ------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
   1,466   Vulcan Materials Company                                                       54,975
                                                                                    ------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.33%
   2,500   Hasbro Incorporated                                                            28,875
   6,313   Mattel Incorporated                                                           120,894
   2,100   Tiffany & Company                                                              50,211
  28,808   Tyco International Limited                                                    492,040

                                                                                         692,020
                                                                                    ------------

SHARES     SECURITY NAME                                                                VALUE
MISCELLANEOUS RETAIL - 0.46%
   6,581   Costco Wholesale Corporation+                                            $    184,663
   5,674   CVS Corporation                                                               141,680
   4,455   Office Depot Incorporated+                                                     65,756
   6,795   Staples Incorporated+                                                         124,349
   3,068   Toys R Us Incorporated+                                                        30,680
  14,799   Walgreen Company                                                              431,983

                                                                                         979,111
                                                                                    ------------

MOTION PICTURES - 0.23%
  29,487   Walt Disney Company                                                           480,933
                                                                                    ------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.48%
  16,122   United Parcel Service Incorporated Class B                                  1,016,976
                                                                                    ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.49%
  18,978   American Express Company                                                      670,872
   3,204   Capital One Financial Corporation                                              95,223
   1,825   Countrywide Credit Industries Incorporated                                     94,261
  14,367   Fannie Mae                                                                    924,228
  10,045   Freddie Mac                                                                   593,157
   6,837   Household International Incorporated                                          190,137
  18,448   MBNA Corporation                                                              350,881
   4,174   Providian Financial Corporation+                                               27,089
   2,217   SLM Corporation                                                               230,258

                                                                                       3,176,106
                                                                                    ------------

OIL & GAS EXTRACTION - 0.71%
   3,590   Anadarko Petroleum Corporation                                                171,961
   2,079   Apache Corporation                                                            118,482
   2,263   BJ Services Company+                                                           73,118
   2,907   Burlington Resources Incorporated                                             123,984
   2,262   Devon Energy Corporation                                                      103,826
   1,668   EOG Resources Incorporated                                                     66,587
   1,449   Kerr-McGee Corporation                                                         64,191
   2,090   Nabors Industries Limited+                                                     73,714
   1,933   Noble Corporation+                                                             67,945
   5,443   Occidental Petroleum Corporation                                              154,853
   1,351   Rowan Companies Incorporated                                                   30,668
   8,384   Schlumberger Limited                                                          352,883
   4,609   Transocean Incorporated                                                       106,929

                                                                                       1,509,141
                                                                                    ------------

PAPER & ALLIED PRODUCTS - 0.38%
     764   Bemis Company Incorporated                                                     37,917
     842   Boise Cascade Corporation                                                      21,235
   6,926   International Paper Company                                                   242,202
   7,427   Kimberly-Clark Corporation                                                    352,560

SHARES     SECURITY NAME                                                                VALUE
PAPER & ALLIED PRODUCTS (continued)
   2,888   MeadWestvaco Corporation                                                 $     71,362
   2,288   Pactiv Corporation+                                                            50,016
     776   Temple-Inland Incorporated                                                     34,773

                                                                                         810,065
                                                                                    ------------

PERSONAL SERVICES - 0.10%
   2,457   Cintas Corporation                                                            112,408
   2,609   H&R Block Incorporated                                                        104,882

                                                                                         217,290
                                                                                    ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 2.46%
   1,288   Amerada Hess Corporation                                                       70,904
     985   Ashland Incorporated                                                           28,102
  15,423   ChevronTexaco Corporation                                                   1,025,320
   9,773   ConocoPhillips                                                                472,915
  97,159   Exxon Mobil Corporation                                                     3,394,735
   4,507   Marathon Oil Corporation                                                       95,954
   1,102   Sunoco Incorporated                                                            36,564
   3,724   Unocal Corporation                                                            113,880

                                                                                       5,238,374
                                                                                    ------------

PRIMARY METAL INDUSTRIES - 0.19%
  12,190   Alcoa Incorporated                                                            277,688
   1,164   Allegheny Technologies Incorporated                                             7,252
   1,845   Engelhard Corporation                                                          41,236
   1,129   Nucor Corporation                                                              46,628
   1,477   United States Steel Corporation                                                19,378
   1,238   Worthington Industries Incorporated                                            18,867

                                                                                         411,049
                                                                                    ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.94%
     951   American Greetings Corporation Class A+                                        15,026
   1,191   Dow Jones & Company Incorporated                                               51,487
   3,859   Gannett Company Incorporated                                                  277,076
   1,189   Knight-Ridder Incorporated                                                     75,204
   2,798   McGraw-Hill Companies Incorporated                                            169,111
     716   Meredith Corporation                                                           29,435
   2,187   New York Times Company Class A                                                100,012
   1,636   RR Donnelley & Sons Company                                                    35,616
   4,401   Tribune Company                                                               200,069
  25,429   Viacom Incorporated Class B+                                                1,036,485

                                                                                       1,989,521
                                                                                    ------------

RAILROAD TRANSPORTATION - 0.26%
   5,450   Burlington Northern Santa Fe Corporation                                      141,755
   3,076   CSX Corporation                                                                87,082

SHARES     SECURITY NAME                                                                VALUE
RAILROAD TRANSPORTATION (continued)
   5,612   Norfolk Southern Corporation                                             $    112,184
   3,657   Union Pacific Corporation                                                     218,945

                                                                                         559,966
                                                                                    ------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.14%
   1,062   Cooper Tire & Rubber Company                                                   16,291
   2,531   Goodyear Tire & Rubber Company                                                 17,236
   3,830   Nike Incorporated Class B                                                     170,320
     866   Reebok International Limited+                                                  25,460
   1,212   Sealed Air Corporation+                                                        45,208
     842   Tupperware Corporation                                                         12,697

                                                                                         287,212
                                                                                    ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.07%
   1,388   Bear Stearns Companies Incorporated                                            82,447
  19,401   Charles Schwab Corporation                                                    210,501
   3,753   Franklin Resources Incorporated                                               127,902
   6,894   Goldman Sachs Group Incorporated                                              469,481
   3,428   Lehman Brothers Holdings Incorporated                                         182,678
  12,482   Merrill Lynch & Company Incorporated                                          473,692
  15,675   Morgan Stanley                                                                625,745
   3,212   Stilwell Financial Incorporated+                                               41,981
   1,767   T Rowe Price Group Incorporated                                                48,204

                                                                                       2,262,631
                                                                                    ------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.03%
  16,576   Corning Incorporated+                                                          54,867
                                                                                    ------------

TOBACCO PRODUCTS - 0.63%
  29,869   Philip Morris Companies Incorporated                                        1,210,590
   1,273   RJ Reynolds Tobacco Holdings Incorporated                                      53,606
   2,439   UST Incorporated                                                               81,536

                                                                                       1,345,732
                                                                                    ------------

TRANSPORTATION BY AIR - 0.20%
   2,252   AMR Corporation+                                                               14,863
   1,781   Delta Air Lines Incorporated                                                   21,550
   4,306   FedEx Corporation                                                             233,471
  11,185   Southwest Airlines Company                                                    155,472

                                                                                         425,356
                                                                                    ------------

TRANSPORTATION EQUIPMENT - 1.13%
  12,122   Boeing Company                                                                399,904
   1,302   Brunswick Corporation                                                          25,858
   2,145   Dana Corporation                                                               25,225
   8,063   Delphi Corporation                                                             64,907
  26,497   Ford Motor Company                                                            246,422

SHARES     SECURITY NAME                                                                VALUE
TRANSPORTATION EQUIPMENT (continued)
   2,901   General Dynamics Corporation                                             $    230,252
   8,092   General Motors Corporation                                                    298,270
   2,522   Genuine Parts Company                                                          77,678
   1,662   Goodrich Corporation                                                           30,448
   4,370   Harley-Davidson Incorporated                                                  201,894
  11,855   Honeywell International Incorporated                                          284,519
   1,326   ITT Industries Incorporated                                                    80,475
     873   Navistar International Corporation+                                            21,223
   2,628   Northrop Grumman Corporation                                                  254,916
   1,673   PACCAR Incorporated                                                            77,176
   1,985   Textron Incorporated                                                           85,335

                                                                                       2,404,502
                                                                                    ------------

TRANSPORTATION SERVICES - 0.02%
   2,060   Sabre Holdings Corporation+                                                    37,307
                                                                                    ------------

WATER TRANSPORTATION - 0.10%
   8,472   Carnival Corporation                                                          211,376
                                                                                    ------------

WHOLESALE TRADE-DURABLE GOODS - 1.12%

   1,320   Grainger (W W) Incorporated                                                    68,046
  42,892   Johnson & Johnson                                                           2,303,728
   1,878   Visteon Corporation                                                            13,071

                                                                                       2,384,845
                                                                                    ------------

WHOLESALE TRADE-NONDURABLE GOODS - 0.52%
   1,529   AmerisourceBergen Corporation                                                  83,040
     988   Brown-Forman Corporation Class B                                               64,576
   6,389   Cardinal Health Incorporated                                                  378,165
   4,204   McKesson Corporation                                                          113,634
   6,369   Safeway Incorporated+                                                         148,780
   1,929   Supervalu Incorporated                                                         31,848
   9,484   Sysco Corporation                                                             282,528

                                                                                       1,102,571
                                                                                    ------------

TOTAL COMMON STOCK (COST $165,378,779)                                               116,663,597
                                                                                    ------------

REAL ESTATE INVESTMENT TRUST - 0.19%
   5,944   Equity Office Properties Trust                                                148,481
   3,911   Equity Residential                                                             96,132
   2,669   Plum Creek Timber Company Incorporated                                         62,988
   2,709   Simon Property Group Incorporated                                              92,296

TOTAL REAL ESTATE INVESTMENT TRUST (COST $472,857)                                       399,897
                                                                                    ------------

PRINCIPAL      SECURITY NAME                                       INTEREST RATE     MATURITY DATE      VALUE
US TREASURY OBLIGATIONS - 31.24%
$  3,865,000   US Treasury Bonds                                        7.13%           02/15/23   $    4,977,092
   6,188,000   US Treasury Bonds                                        6.25            08/15/23        7,269,934
   2,348,000   US Treasury Bonds                                        7.50            11/15/24        3,166,773
   2,327,000   US Treasury Bonds                                        7.63            02/15/25        3,180,354
   2,760,000   US Treasury Bonds                                        6.88            08/15/25        3,490,862
   3,432,000   US Treasury Bonds                                        6.00            02/15/26        3,932,993
   2,115,000   US Treasury Bonds                                        6.75            08/15/26        2,646,146
   2,686,000   US Treasury Bonds                                        6.50            11/15/26        3,269,472
   2,363,000   US Treasury Bonds                                        6.63            02/15/27        2,919,229
   2,221,000   US Treasury Bonds                                        6.38            08/15/27        2,669,538
   5,489,000   US Treasury Bonds                                        6.13            11/15/27        6,413,335
   2,941,000   US Treasury Bonds                                        5.50            08/15/28        3,177,659
   2,780,000   US Treasury Bonds                                        5.25            11/15/28        2,903,688
   2,846,000   US Treasury Bonds                                        5.25            02/15/29        2,973,959
   2,795,000   US Treasury Bonds                                        6.13            08/15/29        3,281,285
   4,453,000   US Treasury Bonds                                        6.25            05/15/30        5,328,816
   4,411,000   US Treasury Bonds                                        5.38            02/15/31        4,808,678

TOTAL US TREASURY OBLIGATIONS (COST $58,759,092)                                                       66,409,813
                                                                                                   --------------

SHORT-TERM INVESTMENTS - 12.93%

REPURCHASE AGREEMENTS - 10.43%
22,163,324     Credit Suisse First Boston - 102%
               Collateralized by  US Government Securities              1.25            01/02/03       22,163,324
                                                                                                   --------------

US TREASURY BILLS - 2.50%
   580,000     US Treasury Bills #                                      1.50^           04/10/03          578,106
 4,760,000     US Treasury Bills #                                      1.22^           06/05/03        4,735,767

                                                                                                        5,313,873
                                                                                                   --------------

TOTAL SHORT-TERM INVESTMENTS (COST $27,476,572)                                                        27,477,197
                                                                                                   --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $252,087,300)*                                       99.24%                                  $  210,950,504
Other Assets and Liabilities, Net                           0.76                                        1,623,423
                                                          ------                                   --------------
TOTAL NET ASSETS                                          100.00%                                  $  212,573,927
                                                          ======                                   ==============

+  Non-income earning securities.
#  Security pledged as collateral for futures transactions.
++ Security of an affiliate of the fund with a cost of $1,037,337.
^  Yield to maturity.
* Cost for federal income tax purposes is $253,622,637 and net unrealized depreciation consists of:

   Gross Unrealized Appreciation                                 $  16,566,566
   Gross Unrealized Depreciation                                   (59,238,699)
                                                                 -------------
   Net Unrealized Depreciation                                   $ (42,672,133)

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002                     VARIABLE TRUST

VARIABLE TRUST CORPORATE BOND FUND

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
CORPORATE BONDS & NOTES - 83.52%

AGRICULTURAL PRODUCTION-LIVESTOCK & ANIMAL SPECIALTIES - 0.37%
$    275,000   Pilgrim's Pride Corporation                              9.63%         09/15/11     $      255,750

AMUSEMENT & RECREATION SERVICES - 1.46%
     320,000   Herbst Gaming Incorporated Series B                     10.75          09/01/08            334,400
     220,000   Intrawest Corporation                                   10.50          02/01/10            231,000
     115,000   Park Place Entertainment Corporation                     9.38          02/15/07            122,763
     250,000   Pinnacle Entertainment Incorporated Series B             9.25          02/15/07            221,250
      90,000   Venetian Casino**                                       11.00          06/15/10             94,050

                                                                                                        1,003,463
                                                                                                   --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
  MATERIALS - 0.31%
     220,000   Collins & Aikman Products                               10.75          12/31/11            209,550
                                                                                                   --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
  BUILDERS - 1.16%
      90,000   Beazer Homes USA                                         8.38          04/15/12             92,700
      90,000   DR Horton Incorporated                                  10.00          04/15/06             90,788
      10,000   DR Horton Incorporated                                   8.00          02/01/09             10,000
     130,000   DR Horton Incorporated                                   8.50          04/15/12            130,650
     290,000   KB Home                                                  9.50          02/15/11            307,400
     165,000   Technical Olympic USA Incorporated**                     9.00          07/01/10            160,050

                                                                                                          791,588
                                                                                                   --------------
BUSINESS SERVICES - 1.27%
     440,000   AOL Time Warner Incorporated                             6.88          05/01/12            464,685
      75,000   First Data Corporation                                   5.63          11/01/11             79,364
      45,000   Hanover Equipment Trust**                                8.50          09/01/08             43,875
      80,000   National Waterworks Incorporated**                      10.50          12/01/12             83,500
      95,000   SESI LLC                                                 8.88          05/15/11             96,900
     100,000   United Rentals Incorporated**                           10.75          04/15/08             98,500

                                                                                                          866,824
                                                                                                   --------------
CHEMICALS & ALLIED PRODUCTS - 3.33%
     285,000   Athena Neuro Finance LLC                                 7.25          02/21/08            155,325
     105,000   Biovail Corporation                                      7.88          04/01/10            105,000
     120,000   Dow Chemical Company                                     5.75          12/15/08            125,219
     450,000   E I du Pont de Nemours & Company                         6.88          10/15/09            529,412
      90,000   Equistar Chemical                                       10.13          09/01/08             81,900
     120,000   Georgia Gulf Corporation                                10.38          11/01/07            127,200
     325,000   IMC Global Incorporated Series B                        11.25          06/01/11            349,375
      65,000   Lyondell Chemical Company                                9.50          12/15/08             60,450
      40,000   Lyondell Chemical Company Series B                       9.88          05/01/07             38,400
     100,000   Macdermid Incorporated                                   9.13          07/15/11            106,750
      65,000   Merck & Company Incorporated                             6.40          03/01/28             72,059
      40,000   Methanex Corporation                                     8.75          08/15/12             42,400
     235,000   Millennium America Incorporated                          9.25          06/15/08            244,988
      90,000   OM Group Incorporated                                    9.25          12/15/11             48,600

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
$     95,000   Pfizer Incorporated                                      5.63%         02/01/06     $      103,721
      80,000   Vicar Operating Incorporated                             9.88          12/01/09             86,400

                                                                                                        2,277,199
                                                                                                   --------------

COMMUNICATIONS - 7.32%
     210,000   Adelphia Communications Series B^^                      10.50          07/15/04             78,750
      95,000   Alltel Corporation                                       6.75          09/15/05            104,367
     255,000   AT&T Wireless Services Incorporated                      7.88          03/01/11            256,275
     260,000   Avaya Incorporated                                      11.13          04/01/09            235,300
     120,000   Bellsouth Corporation                                    6.00          10/15/11            131,590
     185,000   British Telecommunications plc                           8.13          12/15/10            221,796
     325,000   British Telecommunications plc                           7.88          12/15/05            366,504
     100,000   Charter Communications Holdings LLC                      8.63          04/01/09             44,500
     100,000   Cingular Wireless LLC                                    5.63          12/15/06            105,136
      95,000   Clear Channel Communications Incorporated                7.65          09/15/10            107,621
     365,000   Comcast Cable Communication                              6.75          01/30/11            379,776
     115,000   Corus Entertainment Incorporated                         8.75          03/01/12            121,756
      95,000   Cox Communications Incorporated                          7.75          11/01/10            108,201
     120,000   Crown Castle International Corporation                  10.75          08/01/11            105,000
      80,000   CSC Holdings Incorporated                               10.50          05/15/16             79,300
     140,000   Deutsche Telekom                                         8.25          06/15/30            161,721
      40,000   Entercom Radio                                           7.63          03/01/14             42,000
      75,000   Entravision Communications Corporation                   8.13          03/15/09             78,000
     180,000   France Telecom                                           7.75          03/01/11            208,129
      70,000   Globe Telecom                                            9.75          04/15/12             72,800
     205,000   GTE Florida Incorporated Series E                        6.86          02/01/28            221,015
     100,000   Mediacom LLC                                             9.50          01/15/13             90,000
     270,000   Nextel Communications                                    9.38          11/15/09            244,350
     250,000   Rogers Wireless Communications Incorporated              8.80          10/01/07            210,000
     245,000   SBC Communications Incorporated                          5.88          08/15/12            264,560
      90,000   Sinclair Broadcast Group                                 8.75          12/15/11             96,863
      30,000   Sprint Capital Corporation                               6.90          05/01/19             24,600
     560,000   Verizon Global Funding Corporation                       7.38          09/01/12            644,302
     150,000   Vodafone Group plc                                       7.63          02/15/05            165,361
      43,000   Voicestream Wireless Corporation                        10.38          11/15/09             45,150

                                                                                                        5,014,723
                                                                                                   --------------

DOMESTIC DEPOSITORY INSTITUTIONS - 5.66%
     430,000   Bank of America Corporation                              7.80          09/15/16            535,954
     195,000   Bank One Corporation                                     7.75          07/15/25            237,960
     175,000   BB&T Corporation                                         4.75          10/01/12            175,628
     105,000   Capital One Bank Series BKNT                             6.50          07/30/04            102,689
     225,000   Citigroup Incorporated                                   6.63          06/15/32            245,639
     355,000   First Union Corporation                                  6.63          03/15/05            386,060
     170,000   Golden West Financial Corporation                        4.75          10/01/12            170,941
     395,000   JP Morgan Chase & Company                                5.25          05/30/07            417,587

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
DOMESTIC DEPOSITORY INSTITUTIONS (CONTINUED)
$    230,000   Marshall & Ilsley Bank                                   4.13%         09/04/07     $      237,487
     185,000   Mellon Funding Corporation                               4.88          06/15/07            195,426
     280,000   National City Bank of Indiana MTN Series BKNT            4.88          07/20/07            296,667
     130,000   Regions Financial Corporation                            6.38          05/15/12            144,984
     405,000   US Bancorp MTN Series N                                  3.95          08/23/07            414,070
     115,000   Washington Mutual Bank                                   6.88          06/15/11            128,947
     190,000   Western Financial Bank                                   9.63          05/15/12            184,300

                                                                                                        3,874,339
                                                                                                   --------------

EATING & DRINKING PLACES - 0.09%
      55,000   Yum! Brands Incorporated                                 8.88          04/15/11             59,675
                                                                                                   --------------

ELECTRIC, GAS & SANITARY SERVICES - 6.18%
     135,000   AES Corporation                                          8.88          02/15/11             78,300
     125,000   Alabama Power Company Series Q                           5.50          10/15/17            130,932
     295,000   Allied Waste North America Series B                      8.88          04/01/08            299,425
     105,000   American Electric Power Company Series A                 6.13          05/15/06            103,404
     185,000   BRL Universal Equipment                                  8.88          02/15/08            192,400
     130,000   Calpine Corporation                                      8.63          08/15/10             55,250
     175,000   Carolina Power & Light Company                           5.95          03/01/09            190,504
     110,000   Cincinnati Gas & Electric Company                        5.70          09/15/12            112,755
     100,000   Consolidated Edison Incorporated                         4.88          02/01/13            101,386
      95,000   Constellation Energy Group                               6.13          09/01/09             97,144
     115,000   Constellation Energy Group                               7.60          04/01/32            117,542
     330,000   Dominion Resources Incorporated                          5.70          09/17/12            342,261
     195,000   Duke Energy Corporation                                  5.63          11/30/12            194,534
     325,000   El Paso Energy Partners Series B                         8.50          06/01/11            301,438
      95,000   Energy East Corporation                                  6.75          06/15/12            103,797
     150,000   Florida Power & Light Company                            4.85          02/01/13            153,230
     105,000   IESI Corporation**                                      10.25          06/15/12            101,325
     135,000   KeySpan Corporation                                      7.63          11/15/10            159,943
     140,000   Northeast Utilities                                      7.25          04/01/12            159,434
     160,000   Pepco Holdings Incorporated**                            7.45          08/15/32            171,322
      95,000   Public Service Enterprise Group Incorporated             6.95          06/01/12             96,457
     100,000   Republic Services Incorporated                           6.63          05/15/04            104,977
     105,000   Synagro Technologies Incorporated                        9.50          04/01/09            109,463
     100,000   Virginia Electric & Power Series A                       5.38          02/01/07            105,951
     300,000   Waste Management Incorporated                            7.38          08/01/10            328,242
      95,000   Wisconsin Energy Corporation                             5.50          12/01/08            102,505
     195,000   WPS Resources Corporation                                7.00          11/01/09            216,381

                                                                                                        4,230,302
                                                                                                   --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
  EXCEPT COMPUTER EQUIPMENT - 0.76%
      60,000   Amkor Technology Incorporated                            9.25          02/15/08             50,700
     245,000   Fairchild Semiconductor International Incorporated      10.50          02/01/09            264,600
     180,000   On Semiconductor Corporation**                          12.00          05/15/08            132,300

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT (CONTINUED)
$     75,000   Stoneridge Incorporated                                 11.50%         05/01/12     $       71,625

                                                                                                          519,225
                                                                                                   --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
  EQUIPMENT - 0.58%
     105,000   Lockheed Martin Corporation                              8.20          12/01/09            129,760
     200,000   Lockheed Martin Corporation                              8.50          12/01/29            268,328

                                                                                                          398,088
                                                                                                   --------------

FOOD & KINDRED PRODUCTS - 5.95%
   1,142,000   Anheuser-Busch Companies Incorporated                    9.00          12/01/09          1,477,549
     175,000   Coca-Cola Enterprises                                    6.95          11/15/26            199,082
     185,000   ConAgra Foods Incorporated                               6.75          09/15/11            210,374
     140,000   Constellation Brands Incorporated                        8.63          08/01/06            148,400
     155,000   Diageo Capital plc                                       6.63          06/24/04            165,376
     105,000   General Mills Incorporated                               5.13          02/15/07            111,555
     200,000   General Mills Incorporated                               6.00          02/15/12            217,529
     105,000   Kellogg Company Series B                                 6.00          04/01/06            113,813
     165,000   Kellogg Company Series B                                 7.45          04/01/31            200,983
     395,000   Kraft Foods Incorporated                                 6.25          06/01/12            441,717
     435,000   Land O Lakes Incorporated                                8.75          11/15/11            241,425
     225,000   Pepsi Bottling Group Incorporated Series B               7.00          03/01/29            261,429
      75,000   Swift & Company**                                       10.13          10/01/09             70,875
     185,000   Tyson Foods Incorporated                                 8.25          10/01/11            218,728

                                                                                                        4,078,835
                                                                                                   --------------

FOOD STORES - 1.44%
     115,000   Albertson's Incorporated                                 7.45          08/01/29            127,009
     310,000   Ingles Markets Incorporated                              8.88          12/01/11            286,750
     280,000   Kroger Company                                           8.05          02/01/10            329,020
     270,000   Marsh Supermarket Incorporated Series B                  8.88          08/01/07            240,300

                                                                                                          983,079
                                                                                                   --------------

FOREIGN DEPOSITORY INSTITUTIONS - 1.12%
      85,000   Barclays Bank plc                                        7.40          12/15/09            101,520
     320,000   HSBC Holding plc ADR                                     7.50          07/15/09            378,938
     240,000   National Westminster Bank                                7.38          10/01/09            284,659

                                                                                                          765,117
                                                                                                   --------------

FORESTRY - 0.48%
     150,000   Tembec Industries Incorporated                           8.63          06/30/09            151,125
     165,000   Weyerhaeuser Company                                     5.95          11/01/08            176,137

                                                                                                          327,262
                                                                                                   --------------

GENERAL MERCHANDISE STORES - 0.18%
     100,000   Wal-Mart Stores Incorporated                             7.55          02/15/30            126,358
                                                                                                   --------------

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
HEALTH SERVICES - 0.53%
$    205,000   HCA Incorporated                                         8.75%         09/01/10     $      235,934
     130,000   Rotech Healthcare Incorporated**                         9.50          04/01/12            130,163

                                                                                                          366,097
                                                                                                   --------------

HOLDING & OTHER INVESTMENT OFFICES - 2.59%
     305,000   American Achievement Corporation Series B               11.63          01/01/07            323,681
      95,000   Archstone-Smith Trust                                    8.20          07/03/05            105,314
      90,000   Block Financial Corporation                              8.50          04/15/07            103,713
     105,000   Camden Property Trust                                    5.88          11/30/12            106,551
      75,000   Dura Operating Corporation Series B                      8.63          04/15/12             75,375
     155,000   HRPT Properties Trust                                    6.50          01/15/13            158,077
     330,000   iStar Financial Incorporated                             8.75          08/15/08            351,195
      75,000   JohnsonDiversey Incorporated**                           9.63          05/15/12             78,938
      90,000   Regency Centers LP                                       7.95          01/15/11            103,887
     170,000   RFS Partnership LP                                       9.75          03/01/12            173,613
      95,000   Spieker Properties LP                                    6.75          01/15/08            102,940
      90,000   Ventas Realty LP Capital Corporation                     9.00          05/01/12             94,050

                                                                                                        1,777,334
                                                                                                   --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.14%
     100,000   Von Hoffman Corporation                                 10.25          03/15/09             93,500
                                                                                                   --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 1.13%
      80,000   Boyd Gaming Corporation**                                7.75          12/15/12             78,300
      30,000   Felcor Lodging LP                                        9.50          09/15/08             30,600
     125,000   Host Marriott LP Series G                                9.25          10/01/07            126,250
     150,000   Host Marriott LP Series I                                9.50          01/15/07            152,250
     375,000   Station Casinos Incorporated                             8.88          12/01/08            390,000

                                                                                                          777,400
                                                                                                   --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.76%
     195,000   Agco Corporation                                         9.50          05/01/08            210,600
      95,000   Briggs & Stratton Corporation                            8.88          03/15/11            102,363
     555,000   Caterpillar Financial Service Corporation                5.95          05/01/06            600,140
      35,000   Cummins Incorporated**                                   9.50          12/01/10             37,275
     135,000   IBM Corporation                                          6.50          01/15/28            144,599
     335,000   John Deere Capital Corporation                           7.00          03/15/12            388,408
      75,000   Joy Global Incorporated Series B                         8.75          03/15/12             78,188
      80,000   K&F Industries**                                         9.63          12/15/10             81,400
      80,000   Rexnord Corporation**                                   10.13          12/15/12             82,000
      90,000   Solectron Corporation                                    9.63          02/15/09             87,750
      75,000   SPX Corporation                                          7.50          01/01/13             76,031

                                                                                                        1,888,754
                                                                                                   --------------

INSURANCE CARRIERS - 2.60%
     100,000   Allstate Corporation                                     6.13          12/15/32            101,871
   1,075,000   AMBAC Financial Group Incorporated                       9.38          08/01/11          1,369,465

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
INSURANCE CARRIERS (CONTINUED)
$    100,000   American International Group Incorporated
                 MTN Series F                                           2.85%         12/01/05     $      101,612
     100,000   John Hancock Financial Services Incorporated             5.63          12/01/08            104,843
     100,000   MetLife Incorporated                                     5.38          12/15/12            103,301

                                                                                                        1,781,092
                                                                                                   --------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.15%
      50,000   Louisiana Pacific Corporation                            8.50          08/15/05             51,860
      45,000   Louisiana Pacific Corporation                           10.88          11/15/08             48,375

                                                                                                          100,235
                                                                                                   --------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
  MEDICAL & OPTICAL GOODS - 0.60%
      90,000   Hanger Orthopedic Group                                 10.38          02/15/09             93,150
      80,000   PerkinElmer Incorporated**                               8.88          01/15/13             78,800
     150,000   Raytheon Company                                         6.75          08/15/07            166,330
      75,000   Sybron Dental Specialties**                              8.13          06/15/12             75,750

                                                                                                          414,030
                                                                                                   --------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.28%
     175,000   Compass Minerals Group                                  10.00          08/15/11            191,625
                                                                                                   --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.29%
     200,000   Steinway Musical Instruments Incorporated                8.75          04/15/11            196,000
                                                                                                   --------------

MISCELLANEOUS RETAIL - 0.07%
      45,000   AmeriGas Partners LP Series B                            8.88          05/20/11             46,800
                                                                                                   --------------

MOTION PICTURES - 0.71%
      75,000   Hollywood Entertainment Corporation                      9.63          03/15/11             76,500
     375,000   Walt Disney Company Series B                             6.75          03/30/06            409,519

                                                                                                          486,019
                                                                                                   --------------

NONDEPOSITORY CREDIT INSTITUTIONS - 9.30%
     105,000   American Express Company                                 3.75          11/20/07            106,279
     385,000   American General Finance Corporation MTN Series H        4.50          11/15/07            396,373
     350,000   Capital One Financial                                    8.75          02/01/07            342,199
     435,000   Countrywide Home Loan Incorporated MTN Series K          5.63          05/15/07            465,286
   1,485,000   Ford Motor Credit Company                                5.80          01/12/09          1,377,329
     630,000   General Electric Capital Corporation MTN Series A        6.88          11/15/10            715,380
     120,000   General Electric Capital Corporation MTN Series A        6.75          03/15/32            132,671
     965,000   General Motors Acceptance Corporation                    7.75          01/19/10          1,010,249
     580,000   Household Finance Corporation                            8.00          07/15/10            655,218
     115,000   International Lease Finance Corporation                  5.75          02/15/07            120,380
     105,000   MBNA Corporation MTN                                     5.63          11/30/07            107,239
     245,000   SLM Corporation MTN                                      5.13          08/27/12            251,275
     380,000   Sprint Capital Corporation                               6.90          05/01/19            311,600
     375,000   Toyota Motor Credit Corporation MTN                      2.80          01/18/06            378,335

                                                                                                        6,369,813
                                                                                                   --------------

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
OIL & GAS EXTRACTION - 2.49%
$    140,000   Anadarko Petroleum Corporation                           7.20%         03/15/29     $      161,212
     330,000   Apache Corporation                                       6.25          04/15/12            369,913
     180,000   Burlington Resources Incorporated                        7.40          12/01/31            211,039
      50,000   Chesapeake Energy Corporation                            8.13          04/01/11             51,500
      60,000   Kerr-McGee Corporation                                   6.63          10/15/07             67,056
      55,000   Key Energy Services Incorporated Series C                8.38          03/01/08             57,475
     150,000   Nexen Incorporated                                       7.88          03/15/32            163,464
     125,000   Occidental Petroleum Corporation                         8.45          02/15/29            160,357
     100,000   Pioneer Natural Resource Company                         9.63          04/01/10            118,965
      34,000   Vintage Petroleum Incorporated                           9.00          12/15/05             34,170
      75,000   Vintage Petroleum Incorporated                           8.25          05/01/12             78,000
     235,000   Western Oil Sands Incorporated                           8.38          05/01/12            233,825

                                                                                                        1,706,976
                                                                                                   --------------

PAPER & ALLIED PRODUCTS - 1.63%
     185,000   Appelton Papers Incorporated Series B                   12.50          12/15/08            202,344
      75,000   Graphic Package Corporation                              8.63          02/15/12             78,938
     130,000   International Paper Company                              6.75          09/01/11            144,652
      90,000   Norske Skog Canada Limited                               8.63          06/15/11             90,675
      60,000   Plastipak Holdings Incorporated                         10.75          09/01/11             63,075
      50,000   Potlatch Corporation                                    10.00          07/15/11             54,750
     175,000   Trimas Corporation**                                     9.88          06/15/12            173,250
     265,000   Westvaco Corporation                                     8.20          01/15/30            308,027

                                                                                                        1,115,711
                                                                                                   --------------

PERSONAL SERVICES - 0.41%
     270,000   Coinmach Corporation                                     9.00          02/01/10            283,162
                                                                                                   --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 5.20%
   1,430,000   Amoco Company                                            6.50          08/01/07          1,618,693
     715,000   BP Amoco plc                                             5.90          04/15/09            795,944
     495,000   ChevronTexaco Capital Company                            3.50          09/17/07            503,884
     360,000   Conoco Phillips                                          8.75          05/25/10            450,513
     117,000   Pennzoil-Quaker State                                   10.00          11/01/08            144,495
      75,000   Tesoro Petroleum Corporation                             9.63          04/01/12             48,750

                                                                                                        3,562,279
                                                                                                   --------------

PIPELINES, EXCEPT NATURAL GAS - 0.23%
     145,000   Kinder Morgan Energy Partners                            6.75          03/15/11            157,506
                                                                                                   --------------

PRIMARY METAL INDUSTRIES - 0.87%
     100,000   Alcan Incorporated                                       4.88          09/15/12            101,265
     145,000   Alcoa Incorporated                                       5.38          01/15/13            153,465
     270,000   Century Aluminum Company                                11.75          04/15/08            261,900
      85,000   Intermet Corporation**                                   9.75          06/15/09             76,500

                                                                                                          593,130
                                                                                                   --------------

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.80%
$    105,000   American Greetings Corporation                          11.75%         07/15/08     $      114,975
     280,000   Garden State Newspapers Incorporated Series B            8.75          10/01/09            284,200
      40,000   Hollinger International Publishing                       9.25          03/15/07             41,850
     175,000   Mail-Well Incorporated                                   9.63          03/15/12            155,750
     255,000   News America Holdings                                    8.88          04/26/23            282,940
      40,000   RH Donnelley Financial Corporation**                     8.88          12/15/10             42,800
     800,000   Viacom Incorporated                                      7.88          07/30/30            995,864

                                                                                                        1,918,379
                                                                                                   --------------

RAILROAD TRANSPORTATION - 1.72%
     130,000   Burlington Northern Santa Fe Corporation                 6.38          12/15/05            144,142
     175,000   Canadian National Railway Company                        6.38          10/15/11            195,118
      85,000   CSX Corporation                                          8.63          05/15/22            108,152
     325,000   Kansas City Southern                                     9.50          10/01/08            357,906
     170,000   TFM SA DE CV**                                          12.50          06/15/12            171,700
     180,000   Union Pacific Corporation                                6.50          04/15/12            202,243

                                                                                                        1,179,261
                                                                                                   --------------

REAL ESTATE - 0.70%
      75,000   Corrections Corporation of America**                     9.88          05/01/09             79,500
      95,000   ERP Operating LP                                         7.10          06/23/04            100,496
     305,000   Senior Housing Trust                                     8.63          01/15/12            300,425

                                                                                                          480,421
                                                                                                   --------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.09%
      90,000   Foamex LP Capital Corporation**                         10.75          04/01/09             63,000
                                                                                                   --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
  SERVICES - 2.63%
     165,000   Bear Stearns Company Incorporated                        6.50          05/01/06            182,364
     205,000   CIT Group Incorporated                                   5.50          11/30/07            209,588
     330,000   Credit Suisse First Boston                               4.63          01/15/08            334,508
     265,000   Goldman Sachs Group Incorporated                         6.88          01/15/11            295,804
      70,000   Jefferies Group Incorporated                             7.75          03/15/12             75,422
     175,000   Merrill Lynch & Company Incorporated                     6.00          02/17/09            190,145
     465,000   Morgan Stanley                                           6.75          04/15/11            516,740

                                                                                                        1,804,571
                                                                                                   --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.27%
     190,000   Owens-Illinois Incorporated                              7.85          05/15/04            187,625
                                                                                                   --------------

TRANSPORTATION BY AIR - 0.09%
      60,000   Petroleum Helicopters Series B                           9.38          05/01/09             63,075
                                                                                                   --------------

TRANSPORTATION EQUIPMENT - 2.52%
      85,000   Asbury Automotive Group                                  9.00          06/15/12             73,950
     385,000   Boeing Capital Corporation                               6.10          03/01/11            399,212
     650,000   DaimlerChrysler NA Holding                               7.20          09/01/09            722,628
      60,000   Dana Corporation                                        10.13          03/15/10             60,750

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
TRANSPORTATION EQUIPMENT (continued)
$    125,000   Dana Corporation                                         9.00%         08/15/11     $      120,625
      95,000   Northrop Grumman Corporation                             7.13          02/15/11            107,976
     255,000   Sequa Corporation Series B                               8.88          04/01/08            243,525

                                                                                                        1,728,666
                                                                                                   --------------

WATER TRANSPORTATION - 0.50%
     155,000   Seacor Smit Incorporated                                 5.88          10/01/12            158,614
     180,000   Teekay Shipping Corporation                              8.88          07/15/11            184,725

                                                                                                          343,339
                                                                                                   --------------

WHOLESALE TRADE-DURABLE GOODS - 1.37%
      75,000   Associated Materials Incorporated                        9.75          04/15/12             79,125
     165,000   Jorgensen Earle M Company                                9.75          06/01/12            167,888
      95,000   Omnicare Incorporated Series B                           8.13          03/15/11            101,650
     180,000   Owens & Minor Incorporated                               8.50          07/15/11            192,600
     375,000   Russel Metals Incorporated                              10.00          06/01/09            395,625

                                                                                                          936,888
                                                                                                   --------------

WHOLESALE TRADE-NONDURABLE GOODS - 1.19%
      45,000   Airgas Incorporated                                      9.13          10/01/11             48,600
      90,000   AmerisourceBergen Corporation                            8.13          09/01/08             95,850
     400,000   Fleming Companies Incorporated                          10.13          04/01/08            344,000
     145,000   Safeway Incorporated                                     7.25          09/15/04            156,057
     155,000   Unilever Capital Corporation                             6.88          11/01/05            173,789

                                                                                                          818,296
                                                                                                   --------------

TOTAL CORPORATE BONDS & NOTES (COST $55,659,182)                                                       57,212,361
                                                                                                   --------------

FOREIGN BONDS - 0.66%
      90,000   Air Canada (Euro)                                       10.25          03/15/11             57,137
      35,000   Colt Telecom Group plc (Euro)                            7.63          12/15/09             20,935
     220,000   Flextronics International Limited (Euro)                 9.75          07/01/10            237,783
     170,000   Huntsman International LLC (Euro)                       10.13          07/01/09            139,144

TOTAL FOREIGN BONDS (COST $597,233)                                                                       454,999
                                                                                                   --------------

MUTUAL FUND - FIXED INCOME - 4.48%
      28,000   iShares GS Investop Corporate Bond Fund                                                  3,071,320

TOTAL MUTUAL FUND - FIXED INCOME (COST $2,990,148)                                                      3,071,320
                                                                                                   --------------

US TREASURY OBLIGATIONS - 8.41%

US TREASURY NOTES - 7.61%
   2,890,000   US Treasury Notes                                        3.00          02/29/04          2,947,574
   1,235,000   US Treasury Notes                                        3.50          11/15/06          1,285,172
     900,000   US Treasury Notes                                        4.88          02/15/12            977,308

                                                                                                        5,210,054
                                                                                                   --------------

PRINCIPAL      SECURITY NAME                                       INTEREST RATE   MATURITY DATE       VALUE
US TREASURY BONDS - 0.80%
$    500,000   US Treasury Bonds                                        5.38%         02/15/31     $      545,078
                                                                                                   --------------

TOTAL US TREASURY OBLIGATIONS (COST $5,597,791)                                                         5,755,132
                                                                                                   --------------

SHORT-TERM INVESTMENTS - 1.28%
     877,620   Wells Fargo Money Market Trust~                                                            877,620

TOTAL SHORT-TERM INVESTMENTS (COST $877,620)                                                              877,620
                                                                                                   --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $65,721,974)*                                  98.35%                                        $   67,371,432
Other Assets and Liabilities, Net                     1.65                                              1,127,369
                                                    ------                                         --------------
TOTAL NET ASSETS                                    100.00%                                        $   68,498,801
                                                    ======                                         ==============

^^ This security is currently in default in regard to its interest payment as of
   September 1, 2002.
** Securities that may be resold to "Qualified institutional buyers" under rule
   144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Advisor based on procedures approved by the board of directors.
~ This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee on the amounts invested in the Wells Fargo Money Market Fund.
* Cost for federal income tax purposes is $65,724,186 and net unrealized appreciation consists of:

   Gross Unrealized Appreciation                        $  2,871,436
   Gross Unrealized Depreciation                          (1,224,190)
                                                        ------------
   Net Unrealized Appreciation                          $  1,647,246

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002                     VARIABLE TRUST

VARIABLE TRUST EQUITY INCOME FUND

SHARES         SECURITY NAME                                                                           VALUE
COMMON STOCK - 98.48%

CHEMICALS & ALLIED PRODUCTS - 14.60%
    56,340     E I du Pont de Nemours & Company                                                    $    2,388,816
    36,260     Merck & Company Incorporated                                                             2,052,679
    53,640     Pfizer Incorporated                                                                      1,639,775
    30,000     Procter & Gamble Company                                                                 2,578,200
    63,894     Rohm & Haas Company                                                                      2,075,277
    19,000     Wyeth                                                                                      710,600

                                                                                                       11,445,347
                                                                                                   --------------

COMMUNICATIONS - 4.15%
    16,579     AT&T Corporation                                                                           432,878
    21,600     SBC Communications Incorporated                                                            585,576
    57,749     Verizon Communications Incorporated                                                      2,237,773

                                                                                                        3,256,227
                                                                                                   --------------

DOMESTIC DEPOSITORY INSTITUTIONS - 6.64%
    96,720     JP Morgan Chase & Company                                                                2,321,280
   136,050     US Bancorp                                                                               2,886,981

                                                                                                        5,208,261
                                                                                                   --------------

EATING & DRINKING PLACES - 2.21%
   108,050     McDonald's Corporation                                                                   1,737,444
                                                                                                   --------------

ELECTRIC, GAS & SANITARY SERVICES - 4.17%
       920     Dominion Resources Incorporated                                                             50,508
    67,330     Public Service Enterprise Group Incorporated                                             2,161,293
    56,578     TXU Corporation                                                                          1,056,877

                                                                                                        3,268,678
                                                                                                   --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.79%
    46,370     Emerson Electric Company                                                                 2,357,915
    70,480     General Electric Company                                                                 1,716,188
    53,500     Motorola Incorporated                                                                      462,775

                                                                                                        4,536,878
                                                                                                   --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 3.84%
    64,670     Fortune Brands Incorporated                                                              3,007,802
                                                                                                   --------------

FOOD & KINDRED PRODUCTS - 8.68%
    72,940     PepsiCo Incorporated                                                                     3,079,527
   165,650     Sara Lee Corporation                                                                     3,728,781

                                                                                                        6,808,308
                                                                                                   --------------

GENERAL MERCHANDISE STORES - 5.55%
    73,936     May Department Stores Company                                                            1,699,072
    32,280     Sears Roebuck & Company                                                                    773,106
    62,740     Target Corporation                                                                       1,882,200

                                                                                                        4,354,378
                                                                                                   --------------

SHARES         SECURITY NAME                                                                           VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 11.44%
    22,432     3M Company                                                                          $    2,765,866
   157,100     Hewlett-Packard Company                                                                  2,727,256
    44,800     IBM Corporation                                                                          3,472,000

                                                                                                        8,965,122
                                                                                                   --------------

INSURANCE CARRIERS - 9.64%
   160,270     Aegon NV ADR                                                                             2,056,264
    35,738     American International Group Incorporated                                                2,067,443
   100,840     St Paul Companies Incorporated                                                           3,433,602

                                                                                                        7,557,309
                                                                                                   --------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.20%
    26,935     Eastman Kodak Company                                                                      943,802
                                                                                                   --------------

MOTION PICTURES - 1.34%
    64,500     Walt Disney Company                                                                      1,051,995
                                                                                                   --------------

NONDEPOSITORY CREDIT INSTITUTIONS - 2.47%
    54,870     American Express Company                                                                 1,939,655
                                                                                                   --------------

OIL & GAS EXTRACTION - 1.36%
    25,310     Schlumberger Limited                                                                     1,065,298
                                                                                                   --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 7.91%
    42,259     BP plc ADR                                                                               1,717,828
    20,225     ChevronTexaco Corporation                                                                1,344,558
    62,314     Exxon Mobil Corporation                                                                  2,177,250
    21,760     Royal Dutch Petroleum Company NY Shares                                                    957,875

                                                                                                        6,197,511
                                                                                                   --------------

TOBACCO PRODUCTS - 3.28%
    63,420     Philip Morris Companies Incorporated                                                     2,570,413
                                                                                                   --------------

TRANSPORTATION EQUIPMENT - 1.56%
    50,783     Honeywell International Incorporated                                                     1,218,792
                                                                                                   --------------

WHOLESALE TRADE-DURABLE GOODS - 2.65%
    38,620     Johnson & Johnson                                                                        2,074,280
                                                                                                   --------------

TOTAL COMMON STOCK (COST $92,441,313)                                                                  77,207,500
                                                                                                   --------------

PRINCIPAL      SECURITY NAME                                         INTEREST RATE   MATURITY DATE     VALUE
SHORT-TERM INVESTMENTS - 0.79%

REPURCHASE AGREEMENTS - 0.79%
$  622,402     Credit Suisse First Boston - 102%
                 Collateralized by US Government Securities               1.25%         01/02/03   $      622,402

TOTAL SHORT-TERM INVESTMENTS (COST $622,402)                                                              622,402
                                                                                                   --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $93,063,715)*                                          99.27%                                $   77,829,902
Other Assets and Liabilities, Net                             0.73                                        570,349
                                                            ------                                 --------------
TOTAL NET ASSETS                                            100.00%                                $   78,400,251
                                                            ======                                 ==============

* Cost for federal income tax purposes is $93,109,524 and net unrealized depreciation consists of:

   Gross Unrealized Appreciation                                 $   4,700,582
   Gross Unrealized Depreciation                                   (19,980,204)
                                                                 -------------
   Net Unrealized Depreciation                                   $ (15,279,622)

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002

VARIABLE TRUST EQUITY VALUE FUND

SHARES      SECURITY NAME                                                                              VALUE
COMMON STOCK - 95.06%

CHEMICALS & ALLIED PRODUCTS - 11.35%
    15,200  E I du Pont de Nemours & Company                                                       $     644,480
     9,300  Merck & Company Incorporated                                                                 526,473
     5,800  Pharmacia Corporation                                                                        242,440
     6,900  Procter & Gamble Company                                                                     592,986
    18,200  Rohm & Haas Company                                                                          591,136
     6,800  Wyeth                                                                                        254,320

                                                                                                       2,851,835
                                                                                                   -------------

COMMUNICATIONS - 4.98%
     4,800  AT&T Corporation                                                                             125,328
    15,150  BellSouth Corporation                                                                        391,931
    18,910  Verizon Communications Incorporated                                                          732,762

                                                                                                       1,250,021
                                                                                                   -------------

DOMESTIC DEPOSITORY INSTITUTIONS - 12.43%
    13,400  Bank of America Corporation                                                                  932,238
    10,000  Citigroup Incorporated                                                                       351,900
    37,700  JP Morgan Chase & Company                                                                    904,800
    44,000  US Bancorp                                                                                   933,680

                                                                                                       3,122,618
                                                                                                   -------------

EATING & DRINKING PLACES - 2.24%
    35,000  McDonald's Corporation                                                                       562,800
                                                                                                   -------------

ELECTRIC, GAS & SANITARY SERVICES - 5.51%
     2,450  Dominion Resources Incorporated                                                              134,505
     5,850  Duke Energy Corporation                                                                      114,309
     3,900  FirstEnergy Corporation                                                                      128,583
    18,000  Public Service Enterprise Group Incorporated                                                 577,800
    23,000  TXU Corporation                                                                              429,640

                                                                                                       1,384,837
                                                                                                   -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.33%
    11,500  Emerson Electric Company                                                                     584,775
    26,500  General Electric Company                                                                     645,275
    12,500  Motorola Incorporated                                                                        108,125

                                                                                                       1,338,175
                                                                                                   -------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.80%
    15,100  Fortune Brands Incorporated                                                                  702,301
                                                                                                   -------------

FOOD & KINDRED PRODUCTS - 6.36%
    16,800  PepsiCo Incorporated                                                                         709,296
    39,500  Sara Lee Corporation                                                                         889,145

                                                                                                       1,598,441
                                                                                                   -------------

SHARES      SECURITY NAME                                                                              VALUE
GENERAL MERCHANDISE STORES - 5.09%
    23,900  May Department Stores Company                                                          $     549,222
     9,500  Sears Roebuck & Company                                                                      227,525
    16,728  Target Corporation                                                                           501,840

                                                                                                       1,278,587
                                                                                                   -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 10.62%
     5,500  3M Company                                                                                   678,150
    51,000  Hewlett-Packard Company                                                                      885,360
    14,250  IBM Corporation                                                                            1,104,375

                                                                                                       2,667,885
                                                                                                   -------------

INSURANCE CARRIERS - 9.24%
    51,754  Aegon NV ADR                                                                                 664,004
     8,518  American International Group Incorporated                                                    492,766
     9,100  MetLife Incorporated                                                                         246,064
    27,000  St Paul Companies Incorporated                                                               919,350

                                                                                                       2,322,184
                                                                                                   -------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.05%
     7,500  Eastman Kodak Company                                                                        262,800
                                                                                                   -------------

MOTION PICTURES - 1.36%
    21,000  Walt Disney Company                                                                          342,510
                                                                                                   -------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.83%
    13,000  American Express Company                                                                     459,550
                                                                                                   -------------

OIL & GAS EXTRACTION - 0.84%
     5,000  Schlumberger Limited                                                                         210,450
                                                                                                   -------------

PETROLEUM REFINING & RELATED INDUSTRIES - 8.56%
     9,500  BP plc ADR                                                                                   386,175
     8,000  ChevronTexaco Corporation                                                                    531,840
    29,004  Exxon Mobil Corporation                                                                    1,013,400
     5,000  Royal Dutch Petroleum Company NY Shares                                                      220,100

                                                                                                       2,151,515
                                                                                                   -------------

TOBACCO PRODUCTS - 2.93%
    18,150  Philip Morris Companies Incorporated                                                         735,619
                                                                                                   -------------

TRANSPORTATION EQUIPMENT - 1.24%
    13,000  Honeywell International Incorporated                                                         312,000
                                                                                                   -------------

WHOLESALE TRADE-DURABLE GOODS - 1.30%
     6,100  Johnson & Johnson                                                                            327,631
                                                                                                   -------------

TOTAL COMMON STOCK (COST $29,708,511)                                                                 23,881,759
                                                                                                   -------------

PRINCIPAL     SECURITY NAME                                                   INTEREST RATE   MATURITY DATE       VALUE
SHORT-TERM INVESTMENTS - 4.55%

REPURCHASE AGREEMENTS - 4.55%
$ 1,144,000   Goldman Sachs & Company - 102%
                Collateralized by US Government Securities                         1.09%         01/02/03      $  1,144,000

TOTAL SHORT-TERM INVESTMENTS (COST $1,144,000)                                                                    1,144,000
                                                                                                               ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $30,852,511)*                                           99.61%                                           $ 25,025,759
Other Assets and Liabilities, Net                              0.39                                                  98,314
                                                             ------                                            ------------
TOTAL NET ASSETS                                             100.00%                                           $ 25,124,073
                                                             ======                                            ============

* Cost for federal income tax purposes is $31,165,133 and net unrealized depreciation consists of:

  Gross Unrealized Appreciation                              $    448,231
  Gross Unrealized Depreciation                                (6,587,605)
                                                             ------------
  Net Unrealized Depreciation                                $ (6,139,374)

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002                     VARIABLE TRUST

VARIABLE TRUST GROWTH FUND

SHARES      SECURITY NAME                                                                              VALUE
COMMON STOCK - 96.91%

APPAREL & ACCESSORY STORES - 1.69%
    12,860  Kohl's Corporation+                                                                    $     719,517
                                                                                                   -------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 3.57%
    13,780  Fastenal Company                                                                             515,234
    26,900  Lowe's Companies Incorporated                                                              1,008,750

                                                                                                       1,523,984
                                                                                                   -------------

BUSINESS SERVICES - 11.92%
    16,950  Affiliated Computer Services Incorporated Class A+                                           892,418
    10,010  Electronic Arts Incorporated+                                                                498,198
    22,140  Fiserv Incorporated+                                                                         751,653
    27,440  Intuit Incorporated+                                                                       1,287,484
    31,953  Microsoft Corporation+                                                                     1,651,970

                                                                                                       5,081,723
                                                                                                   -------------

CHEMICALS & ALLIED PRODUCTS - 9.81%
    13,970  Amgen Incorporated+                                                                          675,310
    21,940  Ecolab Incorporated                                                                        1,086,030
    13,980  Forest Laboratories Incorporated+                                                          1,373,116
    34,337  Pfizer Incorporated                                                                        1,049,682

                                                                                                       4,184,138
                                                                                                   -------------

DOMESTIC DEPOSITORY INSTITUTIONS - 9.07%
    36,326  Citigroup Incorporated                                                                     1,278,312
    23,370  Commerce Bancorp Incorporated                                                              1,009,350
    13,320  Fifth Third Bancorp                                                                          779,886
    23,730  North Fork Bancorporation Incorporated                                                       800,650

                                                                                                       3,868,198
                                                                                                   -------------

EDUCATIONAL SERVICES - 1.94%
    18,850  Apollo Group Incorporated Class A+                                                           829,400
                                                                                                   -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.28%
    22,630  L-3 Communications Holdings Incorporated+                                                  1,016,313
    31,210  Linear Technology Corporation                                                                802,721
    25,990  Maxim Integrated Products Incorporated                                                       858,710

                                                                                                       2,677,744
                                                                                                   -------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 1.69%
    12,640  Quest Diagnostics Incorporated+                                                              719,216
                                                                                                   -------------

FOOD & KINDRED PRODUCTS - 2.39%
    24,150  PepsiCo Incorporated                                                                       1,019,613
                                                                                                   -------------

FOOD STORES - 5.40%
    70,100  Starbucks Corporation+                                                                     1,428,638
    16,580  Whole Foods Market Incorporated+                                                             874,263
                                                                                                       2,302,901
                                                                                                   -------------

SHARES      SECURITY NAME                                                                              VALUE
GENERAL MERCHANDISE STORES - 1.47%
    12,390  Wal-Mart Stores Incorporated                                                           $     625,819
                                                                                                   -------------

HEALTH SERVICES - 1.17%
    12,000  HCA Incorporated                                                                             498,000
                                                                                                   -------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 2.47%
    30,450  Bed Bath & Beyond Incorporated+                                                            1,051,439
                                                                                                   -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.46%
    94,860  Cisco Systems Incorporated+                                                                1,242,666
    40,616  Dell Computer Corporation+                                                                 1,086,072

                                                                                                       2,328,738
                                                                                                   -------------

INSURANCE CARRIERS - 8.93%
    35,070  AFLAC Incorporated                                                                         1,056,308
    18,940  AMBAC Financial Group Incorporated                                                         1,065,186
    19,246  American International Group Incorporated                                                  1,113,381
     8,050  WellPoint Health Networks Incorporated+                                                      572,838

                                                                                                       3,807,713
                                                                                                   -------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.02%
    37,550  Medtronic Incorporated                                                                     1,712,280
                                                                                                   -------------

MISCELLANEOUS RETAIL - 2.96%
    43,250  Walgreen Company                                                                           1,262,468
                                                                                                   -------------

OIL & GAS EXTRACTION - 1.46%
    10,900  Apache Corporation                                                                           621,191
                                                                                                   -------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.95%
    53,200  Suncor Energy Incorporated                                                                   833,644
                                                                                                   -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.87%
    19,607  Viacom Incorporated Class B+                                                                 799,181
                                                                                                   -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.98%
    77,830  Charles Schwab Corporation                                                                   844,456
                                                                                                   -------------

WHOLESALE TRADE-DURABLE GOODS - 4.24%
    26,386  Johnson & Johnson                                                                          1,417,192
     8,980  Patterson Dental Company+                                                                    392,785

                                                                                                       1,809,977
                                                                                                   -------------

WHOLESALE TRADE-NONDURABLE GOODS - 5.17%
    19,850  Cardinal Health Incorporated                                                               1,174,921
    34,550  Sysco Corporation                                                                          1,029,245

                                                                                                       2,204,166
                                                                                                   -------------
TOTAL COMMON STOCK (COST $45,130,740)                                                                 41,325,506
                                                                                                   -------------

PRINCIPAL    SECURITY NAME                                                      INTEREST RATE     MATURITY DATE        VALUE
SHORT-TERM INVESTMENTS - 3.05%

REPURCHASE AGREEMENTS - 3.05%
$ 1,301,000  Goldman Sachs & Company - 102%
               Collateralized by US Government Securities                            1.09%            01/07/03     $  1,301,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,301,000)                                                                        1,301,000
                                                                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $46,431,740)*                                                  99.96%                                        $ 42,626,506
Other Assets and Liabilities, Net                                     0.04                                               17,631
                                                                    ------                                         ------------
TOTAL NET ASSETS                                                    100.00%                                        $ 42,644,137
                                                                    ======                                         ============

+  Non-income earning securities.
* Cost for federal income tax purposes is $46,563,375 and net unrealized depreciation consists of:

   Gross Unrealized Appreciation                                $  1,295,458
   Gross Unrealized Depreciation                                  (5,232,327)
                                                                ------------
   Net Unrealized Depreciation                                  $ (3,936,869)

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002

VARIABLE TRUST INTERNATIONAL EQUITY FUND

SHARES      SECURITY NAME                                                                              VALUE
COMMON STOCK - 87.70%

AUSTRALIA - 5.04%
    19,360  BHP Billiton Limited ADR (Oil & Gas Extraction)                                        $     222,640
    39,290  Foster's Group Limited ADR (Food & Kindred Products)                                          99,557
     5,600  News Corporation Limited ADR (Printing, Publishing & Allied Industries)                      147,000

                                                                                                         469,197
                                                                                                   -------------

BRAZIL - 1.08%
     5,430  Aracruz Celulose SA ADR (Paper & Allied Products)                                            100,781
                                                                                                   -------------

CANADA - 2.72%
     1,160  Canadian National Railway Company (Railroad Transportation)                                   47,926
     6,080  Loblaw Companies Limited (Food Stores)                                                       205,941

                                                                                                         253,867
                                                                                                   -------------

FINLAND - 1.30%
     2,110  Nokia Oyj (Electronic & Other Electrical Equipment & Components,
            Except Computer Equipment)                                                                    33,544
     8,320  Stora Enso Oyj (Paper & Allied Products)                                                      87,743

                                                                                                         121,287
                                                                                                   -------------

FRANCE - 8.41%
     3,210  Arcelor (Primary Metal Industries)+                                                           39,478
     3,040  Aventis SA (Chemicals & Allied Products)                                                     165,243
     4,650  Groupe Danone ADR (Food & Kindred Products)                                                  124,155
       880  Lafarge SA (Business Services/Computer Software)                                              66,302
       830  Sanofi-Synthelabo SA (Chemicals & Allied Products)                                            50,734
     1,550  Television Francaise (TF1) (Communications)                                                   41,411
     4,140  Total Fina Elf SA ADR (Oil & Gas Extraction)                                                 296,009

                                                                                                         783,332
                                                                                                   -------------

GERMANY - 3.29%
     1,900  Deutsche Bank AG (Foreign Depository Institutions)                                            87,526
     1,800  E.ON AG ADR (Industrial & Commercial Machinery & Computer Equipment)                          73,638
       420  Muenchener Rueckversicherungs-Gesellschaft AG (Business Services)                             50,199
     1,210  SAP AG (Services)                                                                             94,848

                                                                                                         306,211
                                                                                                   -------------

HONG KONG - 2.04%
    14,610  Cheung Kong Holdings Limited ADR (Real Estate)                                                95,079
     7,900  China Mobile Limited ADR (Communications)+                                                    95,432

                                                                                                         190,511
                                                                                                   -------------

HUNGARY - 0.62%
     3,240  Matav RT ADR (Communications)                                                                 57,672
                                                                                                   -------------

IRELAND - 1.02%
     2,420  Ryanair Holdings plc ADR (Transportation By Air)+                                             94,767
                                                                                                   -------------

SHARES      SECURITY NAME                                                                              VALUE
ITALY - 2.84%
     2,530  ENI SpA ADR (Oil & Gas Extraction)                                                     $     198,580
     5,180  Sanpaolo IMI SpA ADR (Foreign Depository Institutions)                                        66,563

                                                                                                         265,143
                                                                                                   -------------

JAPAN - 15.31%
     5,580  Canon Incorporated ADR (Electronic & Other Electrical Equipment & Components,
            Except Computer Equipment)                                                                   205,622
     4,270  Fuji Photo Film Company Limited ADR (Measuring, Analyzing, & Controlling Instruments;
            Photographic, Medical & Optical Goods)                                                       136,939
     3,400  Fujisawa Pharmaceutical Company Limited (Chemicals & Allied Products)                         77,787
     2,010  Konami Corporation (Electronic & Other Electrical Equipment & Components,
            Except Computer Equipment)                                                                    46,409
       320  Murata Manufacturing Company Limited (Electronic & Other Electrical
            Equipment & Components, Except Computer Equipment)                                            12,539
       700  Nintendo Company Limited (Miscellaneous Manufacturing Industries)                             65,417
     9,105  Nomura Holdings Incorporated (Security & Commodity Brokers, Dealers,
            Exchanges & Services)                                                                        102,352
        31  NTT DoCoMo Incorporated (Communications)                                                      57,209
     2,455  Ricoh Company Limited (Electronic & Other Electrical Equipment & Components,
            Except Computer Equipment)                                                                    40,279
     1,040  Rinnai Corporation (Building Materials, Hardware, Garden Supply & Mobile Home Dealers)        23,706
     1,110  Secom Company Limited ADR (Electronic & Other Electrical Equipment & Components,
            Except Computer Equipment)                                                                    76,139
     4,190  Seven Eleven Japan Company Limited ADR (Miscellaneous Retail)                                127,815
     3,520  Sharp Corporation (Electronic & Other Electrical Equipment & Components,
            Except Computer Equipment)                                                                    33,429
     2,675  Sony Corporation (Capital Equipment)                                                         111,806
     1,100  Takeda Chemical Industries Limited (Chemicals & Allied Products)                              45,976
     1,360  Tostem Inax Holding Corporation (Building Materials, Hardware,
            Garden Supply & Mobile Home Dealers)                                                          20,629
     4,570  Toyota Motor Corporation ADR (Transportation Equipment)                                      242,210

                                                                                                       1,426,263
                                                                                                   -------------

KOREA, REPUBLIC OF - 2.01%
     1,460  Kookmin Bank ADR (Domestic Depository Institutions)                                           51,611
     1,850  KT Corporation (Communications)                                                               79,082
       270  KT Corporation ADR (Communications)                                                            5,819
       800  Samsung Electronics Company Limited GDR (Electronic & Other Electrical Equipment
            & Components, Except Computer Equipment)                                                      50,588

                                                                                                         187,100
                                                                                                   -------------

MEXICO - 4.12%
     2,320  America Movil SA de CV L Shares ADR (Communications)                                          33,315
     2,200  Grupo Televisa SA de CV Sponsored ADR (Communications)+                                       61,446
     2,770  Telefonos de Mexico SA ADR (Communications)                                                   88,585
     8,800  Wal-Mart De Mexico SA ADR (General Merchandise Stores)                                       200,152

                                                                                                         383,498
                                                                                                   -------------


SHARES      SECURITY NAME                                                                              VALUE
NETHERLANDS - 5.77%
     1,220  Heineken NV (Food & Kindred Products)                                                  $      47,624
     9,060  Koninklijke (Royal) Philips Electronics NV NY Shares (Electronic & Other Electrical
            Equipment & Components, Except Computer Equipment)                                           160,181
     4,840  Royal Dutch Petroleum Company (Petroleum Refining & Related Industries)                      213,057
     7,210  TPG NV (Transportation Services)                                                             116,892

                                                                                                         537,754
                                                                                                   -------------

SINGAPORE - 1.56%
     5,730  DBS Group Holdings Limited ADR (Nondepository Credit Institutions)                           145,354
                                                                                                   -------------

SPAIN - 0.86%
     5,650  Banco Santander Central Hispano SA ADR (Foreign Depository Institutions)                      39,833
     1,524  Telefonica SA ADR (Communications)+                                                           40,493

                                                                                                          80,326
                                                                                                   -------------
SWITZERLAND - 9.53%
    10,170  Adecco SA ADR (Business Services)                                                             97,022
     2,320  Credit Suisse Group (Foreign Depository Institutions)                                         50,337
     5,740  Nestle SA ADR (Food & Kindred Products)                                                      304,084
     4,300  Novartis AG ADR (Chemicals & Allied Products)                                                157,939
     5,960  STMicroelectronics NV NY Shares (Electronic & Other Electrical Equipment & Components,
            Except Computer Equipment)                                                                   116,280
     1,322  Swiss Reinsurance (Financial)                                                                 86,719
     1,550  UBS AG (Finance)                                                                              75,331

                                                                                                         887,712
                                                                                                   -------------

TAIWAN - 0.50%
    11,600  Ase Test Limited (Electronic & Other Electrical Equipment & Components, Except
            Computer Equipment)+                                                                          46,400
                                                                                                   -------------

UNITED KINGDOM - 19.68%
    21,080  Barclays plc (Foreign Depository Institutions)                                               130,658
     3,900  BP plc ADR (Petroleum Refining & Related Industries)                                         158,535
     4,100  British Sky Broadcasting Group plc (Communications)+                                          42,178
    16,056  Capita Group plc (Health Services)                                                            63,976
    14,700  Centrica plc (Electric, Gas & Sanitary Services)                                              40,468
    23,150  Compass Group plc (Eating & Drinking Places)                                                 122,990
     5,010  Diageo plc ADR (Food & Kindred Products)                                                     219,437
     3,850  GlaxoSmithKline plc ADR (Chemicals & Allied Products)                                        144,221
     1,310  HSBC Holdings plc ADR (Foreign Depository Institutions)                                       72,024
    13,870  Lloyds TSB Group plc (Foreign Depository Institutions)                                        99,590
     7,590  Pearson plc (Printing, Publishing & Allied Industries)                                        70,200
     4,400  Reckitt Benckiser plc (Chemicals & Allied Products)                                           85,358
    10,430  Royal Bank of Scotland Group plc (Foreign Depository Institutions)                           249,856
     2,360  Shire Pharmaceuticals Group plc (Healthcare)+                                                 15,103
     1,600  Smith & Nephew plc (Chemicals & Allied Products)                                               9,801
    13,400  Tesco plc (Food & Kindred Products)                                                           41,851
     8,080  Vodafone Group plc ADR (Communications)                                                      146,410

SHARES      SECURITY NAME                                                                              VALUE
UNITED KINGDOM (continued)
     7,400  William Morrison Supermarkets plc (Food &
            Kindred Products)                                                                      $      25,733
    12,400  WPP Group plc (Communications)                                                                94,724

                                                                                                       1,833,113
                                                                                                   -------------

TOTAL COMMON STOCK (COST $9,314,656)                                                                   8,170,288
                                                                                                   -------------

PRINCIPAL                                                             INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 11.85%

REPURCHASE AGREEMENTS - 11.85%
$ 1,103,891  Credit Suisse First Boston - 102%
             Collateralized by US Government Securities                    1.25%        01/02/03       1,103,891

TOTAL SHORT-TERM INVESTMENTS (COST $1,103,891)                                                         1,103,891
                                                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $10,418,547)*                                            99.55%                              $   9,274,179
Other Assets and Liabilities, Net                               0.45                                      41,638
                                                              ------                               -------------
TOTAL NET ASSETS                                              100.00%                              $   9,315,817
                                                              ======                               =============

+  Non-income earning securities.
* Cost for federal income tax purposes is $10,706,622 for financial statement purposes and net unrealized depreciation consists of:

   Gross Unrealized Appreciation                 $    191,521
   Gross Unrealized Depreciation                   (1,623,964)
                                                 ------------
   Net Unrealized Depreciation                   $ (1,432,443)

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002

VARIABLE TRUST LARGE COMPANY GROWTH FUND

SHARES      SECURITY NAME                                                                              VALUE
COMMON STOCK - 98.55%

APPLICATIONS SOFTWARE - 7.94%
   106,100  Microsoft Corporation+                                                                 $   5,485,370
                                                                                                   -------------

COMMERCIAL SERVICES - 5.51%
    81,800  Concord EFS Incorporated+                                                                  1,287,532
    90,250  Paychex Incorporated                                                                       2,517,975

                                                                                                       3,805,507
                                                                                                   -------------

COMPUTER MEMORY DEVICES - 1.35%
    73,400  EMC Corporation+                                                                             450,676
    30,700  Veritas Software Corporation+                                                                479,534

                                                                                                         930,210
                                                                                                   -------------

COMPUTER SERVICES - 2.51%
    18,800  BISYS Group Incorporated+                                                                    298,920
    11,600  DST Systems Incorporated+                                                                    412,380
    43,400  Sungard Data Systems Incorporated+                                                         1,022,504

                                                                                                       1,733,804
                                                                                                   -------------

DATA PROCESSSING MANAGEMENT - 10.17%
    17,400  Automatic Data Processing Incorporated                                                       682,950
   120,800  First Data Corporation                                                                     4,277,528
    60,900  Fiserv Incorporated+                                                                       2,067,555

                                                                                                       7,028,033
                                                                                                   -------------

DISTRIBUTION-WHOLESALE - 1.66%
    30,700  Fastenal Company                                                                           1,147,873
                                                                                                   -------------

E-COMMERCE SERVICES - 4.55%
    46,400  eBay Incorporated+                                                                         3,146,848
                                                                                                   -------------

ELECTRONIC COMPONENT-SEMICONDUCTOR - 4.55%
   202,000  Intel Corporation                                                                          3,145,140
                                                                                                   -------------

FINANCE-INVESTMENT BANKER/BROKER - 5.88%
    59,675  Goldman Sachs Group Incorporated                                                           4,063,868
                                                                                                   -------------

INTERNET BROKERS - 3.75%
   238,950  Charles Schwab Corporation                                                                 2,592,607
                                                                                                   -------------

LINEN SUPPLY & RELATED ITEMS - 2.99%
    45,200  Cintas Corporation                                                                         2,067,900
                                                                                                   -------------

MEDICAL-BIOMEDICAL - 3.19%
    45,600  Amgen Incorporated+                                                                        2,204,304
                                                                                                   -------------

MEDICAL-DRUGS - 5.12%
   115,750  Pfizer Incorporated                                                                        3,538,478
                                                                                                   -------------

MEDICAL INFORMATION SYSTEMS - 1.82%
    78,500  IMS Health Incorporated                                                                    1,256,000
                                                                                                   -------------

SHARES      SECURITY NAME                                                                             VALUE
MEDICAL INSTRUMENTS - 7.82%
   118,575  Medtronic Incorporated                                                                 $   5,407,020
                                                                                                   -------------

MEDICAL-WHOLESALE - 2.14%
    25,000  Cardinal Health Incorporated                                                               1,479,750
                                                                                                   -------------

MULTI-LINE INSURANCE - 5.56%
    66,375  American International Group Incorporated                                                  3,839,794
                                                                                                   -------------

NETWORKING PRODUCTS - 2.96%
   156,400  Cisco Systems Incorporated+                                                                2,048,840
                                                                                                   -------------

RETAIL-BUILDING PRODUCTS - 5.56%
    78,500  Home Depot Incorporated                                                                    1,880,860
    52,400  Lowe's Companies Incorporated                                                              1,965,000

                                                                                                       3,845,860
                                                                                                   -------------

RETAIL-DISCOUNT - 5.61%
    71,200  Costco Wholesale Corporation+                                                              1,997,872
    37,200  Wal-Mart Stores Incorporated                                                               1,878,972

                                                                                                       3,876,844
                                                                                                   -------------
RETAIL-REGIONAL DEPARTMENT STORES - 3.40%
    42,000  Kohl's Corporation+                                                                        2,349,900
                                                                                                   -------------

SUPER-REGIONAL-BANKS-US - 1.31%
    23,200  State Street Corporation                                                                     904,800
                                                                                                   -------------

TELECOMMUNICATIONS - 3.20%
   142,500  Nokia Corporation ADR                                                                      2,208,750
                                                                                                   -------------

TOTAL COMMON STOCK (COST $97,277,692)                                                                 68,107,500
                                                                                                   -------------

PRINCIPAL                                                            INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 1.23%

REPURCHASE AGREEMENTS - 1.23%
  $848,404  Credit Suisse First Boston - 102%
            Collateralized by US                                          1.25%         1/2/03     $     848,404

TOTAL SHORT-TERM INVESTMENTS (COST $848,404)                                                             848,404
                                                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $98,126,096)*                             99.78%                                             $  68,955,904
Other Assets and Liabilities, Net                0.22                                                    151,663
                                               ------                                              -------------
TOTAL NET ASSETS                               100.00%                                             $  69,107,567
                                               ======                                              =============

+  Non-income earning securities.
* Cost for federal income tax purposes is $98,765,832 and net unrealized depreciation consists of:

Gross Unrealized Appreciation                                  $    3,857,846
Gross Unrealized Depreciation                                     (33,667,774)
                                                               --------------
Net Unrealized Depreciation                                    $  (29,809,928)

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002

VARIABLE TRUST MONEY MARKET FUND

PRINCIPAL   SECURITY NAME                                                       INTEREST RATE    MATURITY DATE       VALUE
CERTIFICATES OF DEPOSIT - 4.67%
$ 2,500,000  Citibank NA                                                             1.34%           03/24/03     $   2,500,000
  2,000,000  Danske Bank                                                             2.59            05/23/03         2,000,000

TOTAL CERTIFICATES OF DEPOSIT (COST $4,500,000)                                                                       4,500,000
                                                                                                                  -------------

COMMERCIAL PAPER - 40.93%
  2,500,000  Atlantis One Funding                                                    1.35^           03/14/03         2,493,393
  2,500,000  CC (USA) LLC                                                            1.78^           02/20/03         2,493,995
  2,500,000  Charta Corporation                                                      1.36^           02/04/03         2,496,883
  2,000,000  Den Norske Bank                                                         1.35^           04/11/03         1,992,630
  2,500,000  HBOS Treasury Services                                                  1.34^           03/13/03         2,493,535
  3,000,000  Irish Life & Permanent plc                                              2.28^           02/06/03         2,993,467
  3,000,000  Liquid Funding Limited                                                  1.81^           01/21/03         2,997,150
  3,000,000  Moat Funding LLC                                                        1.87^           01/24/03         2,996,608
  2,500,000  Monte Blance Capital Corporation                                        1.35^           02/20/03         2,495,406
  3,000,000  Moriarity Limited                                                       1.81^           01/23/03         2,996,850
  3,000,000  National Bank of New Zealand International                              1.75^           04/16/03         2,984,834
  3,000,000  Neptune Funding Corporation                                             1.73^           01/29/03         2,996,130
  2,000,000  Ness LLC                                                                1.80^           03/03/03         1,994,067
  2,500,000  Penning Funding LLC                                                     1.36^           06/20/03         2,484,156
  2,500,000  Thames Asset Global Securitization Incorporated                         1.74^           01/15/03         2,498,429

TOTAL COMMERCIAL PAPER (COST $39,407,534)                                                                            39,407,533
                                                                                                                  -------------

CORPORATE BONDS & NOTES - 28.07%
  3,000,000  Bear Stearns Company Incorporated MTN Series B+/-                       1.73            05/16/03         3,003,187
  4,000,000  Belford US Capital Company MTN+/-#                                      1.43            03/07/03         4,000,000
  1,000,000  CC USA Incorporated MTN                                                 2.54            06/23/03         1,000,000
  3,000,000  Eureka Securitization plc MTN+/-                                        1.39            04/15/03         3,000,000
  3,000,000  International Lease Finance Corporation MTN Series M+/-                 2.01            01/09/03         3,000,000
  3,000,000  John Hancock Global Funding MTN+/-#                                     1.56            09/15/03         3,001,882
  1,000,000  Links Finance LLC                                                       2.00            10/10/03         1,000,000
  2,000,000  Merrill Lynch & Company Incorporated MTN Series 2+/-                    1.42            05/30/03         2,000,000
  3,000,000  Northern Rock plc MTN Series 1+/-#                                      1.40            02/14/03         3,000,000
  1,000,000  Wal-Mart Stores Incorporated                                            4.38            08/01/03         1,015,627
  3,000,000  White Pine Finance LLC MTN+/-#                                          1.39            06/20/03         3,000,000

TOTAL CORPORATE BONDS & NOTES (COST $27,020,695)                                                                     27,020,696
                                                                                                                  -------------

DISCOUNT NOTES - AGENCY - 4.15%
  4,000,000  FNMA Pool 410236                                                        1.34^           03/03/03         3,991,134

TOTAL DISCOUNT NOTES - AGENCY (COST $3,991,134)                                                                       3,991,134
                                                                                                                  -------------

MUNICIPAL DEMAND NOTES - 2.54%
  2,450,000  North Cent TX Health Facilities Development Corporation
             Healthcare Facilities Revenue Methodist Hospitals Dallas Project
             Series B MBIA Insured@                                                  1.80            10/01/15         2,450,000

TOTAL MUNICIPAL DEMAND NOTES (COST $2,450,000)                                                                        2,450,000
                                                                                                                  -------------

PRINCIPAL   SECURITY NAME                                                       INTEREST RATE    MATURITY DATE       VALUE
REPURCHASE AGREEMENTS - 19.60%
$ 5,000,000  Bear Stearns & Company Incorporated - 102%
             Collateralized by US Government Securities                              1.26%           01/02/03     $   5,000,000
  2,000,000  Deutsche Bank Securities - 102% Collateralized by
             US Government Securities                                                1.28            01/02/03         2,000,000
  6,871,000  Goldman Sachs & Company - 102% Collateralized by
             US Government Securities                                                1.25            01/02/03         6,871,000
  2,000,000  JP Morgan Securities Incorporated - 102%
             Collateralized by US Government Securities                              1.30            01/02/03         2,000,000
  2,000,000  Lehman Brothers Incorporated - 102% Collateralized
             by US Government Securities                                             1.38            01/02/03         2,000,000
  1,000,000  Salomon Smith Barney - 102% Collateralized by US
             Government Securities+/-                                                1.30            01/03/03         1,000,000

TOTAL REPURCHASE AGREEMENTS (COST $18,871,000)                                                                       18,871,000
                                                                                                                  -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $96,240,363)*                                                 99.96%                                        $  96,240,363
Other Assets and Liabilities, Net                                    0.04                                                34,005
                                                                   ------                                         -------------
TOTAL NET ASSETS                                                   100.00%                                        $  96,274,368
                                                                   ======                                         =============

# Securities that may be resold to "Qualified institutional buyers" under rule 144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Advisor based on procedures approved by the board of directors.
+/- Variable rate securities.
@ These variable rate securities are subject to a demand feature which reduces the remaining maturity.
^   Yield to maturity.
* Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002

VARIABLE TRUST SMALL CAP GROWTH FUND

SHARES      SECURITY NAME                                                                                            VALUE
COMMON STOCK - 95.87%

AMUSEMENT & RECREATION SERVICES - 2.24%
    27,725  Alliance Gaming Corporation +                                                                         $    472,157
    38,660  Multimedia Games Incorporated +                                                                          1,061,603

                                                                                                                     1,533,760
                                                                                                                  ------------

APPAREL & ACCESSORY STORES - 1.86%
    31,750  Aeropostale Incorporated +                                                                                 335,598
    18,625  Christopher & Banks Corporation +                                                                          386,469
    23,335  Too Incorporated +                                                                                         548,839

                                                                                                                     1,270,906
                                                                                                                  ------------

BUSINESS SERVICES - 11.37%
    45,450  Administaff Incorporated +                                                                                 272,700
   130,383  Agile Software Corporation +                                                                             1,009,164
    44,650  BEA Systems Incorporated +                                                                                 512,136
    41,075  Business Objects SA ADR +                                                                                  616,125
    22,275  F5 Networks Incorporated +                                                                                 239,234
    28,825  Informatica Corporation +                                                                                  166,032
     8,725  Internet Security Systems Incorporated +                                                                   159,929
    30,675  JD Edwards & Company +                                                                                     346,014
    21,175  MatrixOne Incorporated +                                                                                    91,053
    49,863  NetIQ Corporation +                                                                                        615,808
    91,800  On Assignment Incorporated +                                                                               782,136
    14,500  Overture Services Incorporated +                                                                           395,995
    34,100  Portfolio Recovery Associates +                                                                            622,359
    61,425  Precise Software Solutions Limited +                                                                     1,014,126
    81,526  Quest Software Incorporated +                                                                              840,533
    30,700  Retek Incorporated +                                                                                        83,504
       425  Universal Compression Holdings Incorporated +                                                                8,130

                                                                                                                     7,774,978
                                                                                                                  ------------

CHEMICALS & ALLIED PRODUCTS - 9.19%
    66,325  Abgenix Incorporated +                                                                                     488,815
    48,975  Andrx Corporation +                                                                                        718,463
    82,975  Cell Therapeutics Incorporated +                                                                           603,228
    62,575  Connetics Corporation +                                                                                    752,152
    26,450  InterMune Incorporated +                                                                                   674,740
    11,800  Neurocrine Biosciences Incorporated +                                                                      538,788
    96,577  Novavax Incorporated +                                                                                     251,100
    27,699  NPS Pharmaceuticals Incorporated +                                                                         697,184
     7,847  Olin Corporation                                                                                           122,021
    51,992  Penwest Pharmaceuticals Company +                                                                          551,115
    43,675  Serologicals Corporation +                                                                                 480,425
    24,250  United Therapeutics Corporation +                                                                          404,975

                                                                                                                     6,283,006
                                                                                                                  ------------

SHARES      SECURITY NAME                                                                                            VALUE
COMMUNICATIONS - 1.75%
    54,032  Entravision Communications Corporation +                                                              $    539,239
    81,725  Extreme Networks Incorporated +                                                                            267,241
    15,724  Salem Communications Corporation Class A +                                                                 392,628

                                                                                                                     1,199,108
                                                                                                                  ------------

DOMESTIC DEPOSITORY INSTITUTIONS - 8.78%
    92,050  BankAtlantic Bancorp Incorporated Class A                                                                  869,873
    21,917  BankUnited Financial Corporation Class A +                                                                 354,617
    22,379  Commerce Bancshares Incorporated                                                                           879,270
    24,425  Cullen/Frost Bankers Incorporated                                                                          798,698
    23,718  Greater Bay Bancorp                                                                                        410,084
    21,800  Southwest Bancorp of Texas Incorporated +                                                                  628,058
    47,475  Sterling Bancshares Incorporated                                                                           580,145
    21,037  Texas Regional Bancshares Incorporated                                                                     747,676
    14,725  Umpqua Holdings Corporation                                                                                268,731
    16,050  United Bankshares Incorporated                                                                             466,429

                                                                                                                     6,003,581
                                                                                                                  ------------

EDUCATIONAL SERVICES - 1.96%
    18,950  Education Management Corporation +                                                                         712,520
    38,175  Sylvan Learning Systems Incorporated +                                                                     626,070

                                                                                                                     1,338,590
                                                                                                                  ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.28%
    11,131  Advanced Energy Industries Incorporated +                                                                  141,586
    33,275  American Power Conversion Corporation +                                                                    504,116
    15,225  ASM International NV ADR +                                                                                 196,403
     4,475  Cymer Incorporated +                                                                                       144,319
    28,450  Flextronics International Limited +                                                                        233,006
    46,100  Integrated Circuit Systems Incorporated +                                                                  841,324
    20,424  Intersil Corporation Class A +                                                                             284,711
     8,830  L-3 Communications Holdings Incorporated +                                                                 396,555
    95,475  Micrel Incorporated +                                                                                      857,365
    22,000  National Semiconductor Corporation +                                                                       330,220
    19,275  Novellus Systems Incorporated +                                                                            541,242
    19,700  OSI Systems Incorporated +                                                                                 334,506
    27,350  Photronics Incorporated +                                                                                  374,695
    61,880  Polycom Incorporated +                                                                                     589,098
    36,100  Power-One Incorporated +                                                                                   204,687
    17,575  Semtech Corporation +                                                                                      191,919
    60,600  Silicon Image Incorporated +                                                                               363,600
    93,125  Skyworks Solutions Incorporated +                                                                          802,738
    13,500  Titan Corporation +                                                                                        140,400
     9,875  Varian Semiconductor Equipment Associates Incorporated +                                                   234,640

                                                                                                                     7,707,130
                                                                                                                  ------------

SHARES      SECURITY NAME                                                                                            VALUE
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 7.26%
    29,675  Advisory Board Company +                                                                              $    887,283
    27,175  Affymetrix Incorporated +                                                                                  622,036
    31,000  Corporate Executive Board Company +                                                                        989,520
    27,042  ICON plc ADR +                                                                                             727,700
    61,747  Kroll Incorporated +                                                                                     1,178,132
    17,847  MIM Corporation +                                                                                          103,513
    51,000  PRG-Schultz International Incorporated +                                                                   453,900

                                                                                                                     4,962,084
                                                                                                                  ------------

FOOD STORES - 0.53%
    10,400  Panera Bread Company Class A +                                                                             362,024
                                                                                                                  ------------

GENERAL MERCHANDISE STORES - 0.73%
    18,475  99 Cents Only Stores +                                                                                     496,239
                                                                                                                  ------------

HEALTH SERVICES - 7.27%
     9,982  Accredo Health Incorporated +                                                                              351,866
    19,560  Covance Incorporated +                                                                                     480,980
    41,175  Enzon Incorporated +                                                                                       688,446
    29,411  IMPATH Incorporated +                                                                                      579,985
    54,788  Option Care Incorporated +                                                                                 436,112
    19,300  Pediatrix Medical Group Incorporated +                                                                     773,158
    64,591  Province Healthcare Company +                                                                              628,470
    54,861  United Surgical Partners International Company +                                                           856,984
    10,620  VistaCare Incorporated +                                                                                   170,026

                                                                                                                     4,966,027
                                                                                                                  ------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.74%
    18,725  Electronics Boutique Holdings Corporation +                                                                296,042
    20,775  Ultimate Electronics Incorporated +                                                                        210,866

                                                                                                                       506,908
                                                                                                                  ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.57%
    28,025  Entegris Incorporated +                                                                                    288,658
    18,500  Lam Research Corporation +                                                                                 199,800
    80,850  Scientific Games Corporation +                                                                             586,971

                                                                                                                     1,075,429
                                                                                                                  ------------

INSURANCE CARRIERS - 4.31%
    33,765  Centene Corporation +                                                                                    1,134,166
    25,700  Max Re Capital Limited                                                                                     283,214
    45,575  Odyssey Re Holdings Corporation                                                                            806,678
    19,513  Triad Guaranty Incorporated +                                                                              719,249

                                                                                                                     2,943,307
                                                                                                                  ------------

SHARES      SECURITY NAME                                                                                            VALUE
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 7.65%
    18,600  Bio-Rad Laboratories Incorporated +                                                                   $    719,820
    13,875  Cerus Corporation +                                                                                        298,313
    16,625  Flir Systems Incorporated +                                                                                811,300
    15,075  Igen International Incorporated +                                                                          645,964
     3,975  Invision Technologies Incorporated +                                                                       104,781
     8,025  Itron Incorporated +                                                                                       153,839
    23,938  MedSource Technologies Incorporated +                                                                      155,358
    50,638  MKS Instruments Incorporated +                                                                             831,982
    38,150  Teradyne Incorporated +                                                                                    496,332
    74,621  Therasense Incorporated +                                                                                  623,085
    13,575  Varian Incorporated +                                                                                      389,467
        45  VIVUS Incorporated +                                                                                           168

                                                                                                                     5,230,409
                                                                                                                  ------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.93%
    25,350  Leapfrog Enterprises Incorporated Class A +                                                                637,553
                                                                                                                  ------------

MISCELLANEOUS RETAIL - 1.02%
    15,250  J Jill Group Incorporated +                                                                                213,195
    40,340  Party City Corporation +                                                                                   484,092

                                                                                                                       697,287
                                                                                                                  ------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.61%
    16,100  Arkansas Best Corporation +                                                                                418,294
                                                                                                                  ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 0.96%
    21,450  Federal Agricultural Mortgage Corporation Class C +                                                        657,228
                                                                                                                  ------------

OIL & GAS EXTRACTION - 7.40%
    10,250  Evergreen Resources Incorporated +                                                                         459,713
    94,700  Key Energy Services Incorporated +                                                                         849,458
    15,392  Newfield Exploration Company +                                                                             554,882
    17,525  Patterson-UTI Energy Incorporated +                                                                        528,729
    15,725  Precision Drilling Corporation +                                                                           511,692
    53,332  Pride International Incorporated +                                                                         794,647
    17,650  Stone Energy Corporation +                                                                                 588,804
    35,950  Tetra Technologies Incorporated +                                                                          768,252

                                                                                                                     5,056,177
                                                                                                                  ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.68%
    26,900  Frontier Oil Corporation                                                                                   463,218
                                                                                                                  ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.61%
     3,045  Chicago Mercantile Exchange Incorporated                                                                   132,945
    11,100  Jefferies Group Incorporated                                                                               465,867
    16,900  Raymond James Financial Incorporated                                                                       499,902

                                                                                                                     1,098,714
                                                                                                                  ------------

SHARES      SECURITY NAME                                                                                            VALUE
TRANSPORTATION BY AIR - 1.95%
    52,675  Atlantic Coast Airlines Holdings +                                                                    $    633,680
    25,900  JetBlue Airways Corporation +                                                                              699,300

                                                                                                                     1,332,980
                                                                                                                  ------------

WATER TRANSPORTATION - 0.25%
    11,425  GulfMark Offshore Incorporated +                                                                           168,519
                                                                                                                  ------------

WHOLESALE TRADE-NONDURABLE GOODS - 1.97%
    24,175  Men's Wearhouse, Inc. +                                                                                    414,601
    40,127  Priority Healthcare Corporation +                                                                          930,946

                                                                                                                     1,345,547
                                                                                                                  ------------
TOTAL COMMON STOCK (COST $67,044,327)                                                                               65,529,003
                                                                                                                  ------------

PRINCIPAL                                                                           INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 4.74%

REPURCHASE AGREEMENTS - 4.74%
$ 3,239,951  Credit Suisse First Boston - 102%
             Collateralized by US Government Securities                                 1.25%          1/2/03        3,239,951

TOTAL SHORT-TERM INVESTMENTS (COST $3,239,951)                                                                       3,239,951
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $70,284,278)*                                         100.61%                                               $ 68,768,954
Other Assets and Liabilities, Net                            (0.61)                                                   (419,656)
                                                            ------                                                ------------
TOTAL NET ASSETS                                            100.00%                                               $ 68,349,298
                                                            ======                                                ============

+  Non-income earning securities.
* Cost for federal income tax purposes is $73,606,138 for financial statement purposes and net unrealized depreciation consists of:

   Gross Unrealized Appreciation                                $   4,919,398
   Gross Unrealized Depreciation                                   (9,756,582)
                                                                -------------
   Net Unrealized Depreciation                                  $  (4,837,184)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank --

VARIABLE TRUST           STATEMENTS OF ASSETS & LIABILITIES -- DECEMBER 31, 2002

                                                                            ASSET
                                                                       ALLOCATION        CORPORATE           EQUITY
                                                                             FUND        BOND FUND      INCOME FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   In securities, at market value (see cost below)                  $ 188,787,180    $  67,371,432    $  77,207,500
   Repurchase Agreements                                               22,163,324                0          622,402
                                                                    -------------    -------------    -------------
TOTAL IN SECURITIES, AT MARKET VALUE                                  210,950,504       67,371,432       77,829,902
                                                                    -------------    -------------    -------------
   Cash                                                                    50,005                0           50,000
   Receivable for dividends and interest and other receivables          1,244,965        1,224,563          214,463
   Receivable for investments sold                                         17,591           68,958                0
   Receivable for Fund shares issued                                      314,414           87,984          518,214
   Receivable for daily variation margin on futures contracts             271,425                0                0
   Other assets                                                            27,288           44,433           43,240
                                                                    -------------    -------------    -------------
TOTAL ASSETS                                                          212,876,192       68,797,370       78,655,819
                                                                    -------------    -------------    -------------
LIABILITIES
   Payable for investments purchased                                            0                0                0
   Dividends payable                                                            0           16,372                0
   Payable for Fund shares redeemed                                        53,489          146,643          124,732
   Payable to investment advisor and affiliates                           122,799           33,083           45,506
   Payable to other related parties                                        42,886           13,407           15,875
   Accrued expenses and other liabilities                                  83,091           66,490           69,455
   Unrealized depreciation on forward foreign currency contracts                0           22,574                0
                                                                    -------------    -------------    -------------
TOTAL LIABILITIES                                                         302,265          298,569          255,568
                                                                    -------------    -------------    -------------
TOTAL NET ASSETS                                                    $ 212,573,927    $  68,498,801    $  78,400,251
                                                                    =============    =============    =============

NET ASSETS CONSIST OF:

   Paid-in capital                                                  $ 266,654,707    $  65,981,218    $  92,428,026
   Undistributed net investment income (loss)                               1,833           22,575                0
   Undistributed net realized gain (loss) on investments              (10,353,470)         866,654        1,206,038
   Net unrealized appreciation (depreciation) of investments and
     translation of foreign currency                                  (41,136,796)       1,649,458      (15,233,813)
   Net unrealized appreciation (depreciation) of foreign currency
     contracts and transactions                                                 0          (21,104)               0
   Net unrealized (depreciation) of futures contracts                  (2,592,347)               0                0
                                                                    -------------    -------------    -------------
TOTAL NET ASSETS                                                    $ 212,573,927    $  68,498,801    $  78,400,251
                                                                    =============    =============    =============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

NET ASSETS                                                          $ 212,573,927    $  68,498,801    $  78,400,251
SHARES OUTSTANDING                                                     20,413,012        6,601,453        6,362,853
NET ASSET VALUE AND OFFERING PRICE                                  $       10.41    $       10.38    $       12.32
                                                                    -------------    -------------    -------------
INVESTMENTS AT COST (NOTE 2)                                        $ 252,087,300    $  65,721,974    $  93,063,715
                                                                    =============    =============    =============

The accompanying notes are an integral part of these financial statements.

                                                                                                      INTERNATIONAL
                                                                           EQUITY           GROWTH           EQUITY
                                                                       VALUE FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   In securities, at market value (see cost below)                  $  23,881,759    $  41,325,506    $   8,170,288
   Repurchase Agreements                                                1,144,000        1,301,000        1,103,891
                                                                    -------------    -------------    -------------
TOTAL IN SECURITIES, AT MARKET VALUE                                   25,025,759       42,626,506        9,274,179
                                                                    -------------    -------------    -------------
   Cash                                                                    53,961           54,639           49,998
   Receivable for dividends and interest and other receivables             62,047           17,917           14,716
   Receivable for investments sold                                              0                0                0
   Receivable for Fund shares issued                                       31,650              179           32,698
   Receivable for daily variation margin on futures contracts                   0                0                0
   Other assets                                                            38,691           40,509           36,586
                                                                    -------------    -------------    -------------
TOTAL ASSETS                                                           25,212,108       42,739,750        9,408,177
                                                                    -------------    -------------    -------------
LIABILITIES
   Payable for investments purchased                                            0                0            9,696
   Dividends payable                                                            0                0                0
   Payable for Fund shares redeemed                                        25,675            4,403            1,619
   Payable to investment advisor and affiliates                            14,110           25,683            6,933
   Payable to other related parties                                         4,929            8,957            1,746
   Accrued expenses and other liabilities                                  43,321           56,570           72,366
   Unrealized depreciation on forward foreign currency contracts                0                0                0
                                                                    -------------    -------------    -------------
TOTAL LIABILITIES                                                          88,035           95,613           92,360
                                                                    -------------    -------------    -------------
TOTAL NET ASSETS                                                    $  25,124,073    $  42,644,137    $   9,315,817
                                                                    =============    =============    =============

NET ASSETS CONSIST OF:

   Paid-in capital                                                  $  37,561,677    $  70,144,215    $  11,650,152
   Undistributed net investment income (loss)                                   0                0           50,866
   Undistributed net realized gain (loss) on investments               (6,610,852)     (23,694,844)      (1,240,895)
   Net unrealized appreciation (depreciation) of investments and
     translation of foreign currency                                   (5,826,752)      (3,805,234)      (1,144,368)
   Net unrealized appreciation (depreciation) of foreign currency
     contracts and transactions                                                 0                0               62
   Net unrealized (depreciation) of futures contracts                           0                0                0
                                                                    -------------    -------------    -------------
TOTAL NET ASSETS                                                    $  25,124,073    $  42,644,137    $   9,315,817
                                                                    =============    =============    =============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

NET ASSETS                                                          $  25,124,073    $  42,644,137    $   9,315,817
SHARES OUTSTANDING                                                      3,721,252        4,087,031        1,613,278
NET ASSET VALUE AND OFFERING PRICE                                  $        6.75    $       10.43    $        5.77
                                                                    -------------    -------------    -------------
INVESTMENTS AT COST (NOTE 2)                                        $  30,852,511    $  46,431,740    $  10,418,547
                                                                    =============    =============    =============

                                                                            LARGE
                                                                          COMPANY            MONEY        SMALL CAP
                                                                      GROWTH FUND      MARKET FUND      GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   In securities, at market value (see cost below)                  $  68,107,500    $  77,369,363    $  65,529,003
   Repurchase Agreements                                                  848,404       18,871,000        3,239,951
                                                                    -------------    -------------    -------------
TOTAL IN SECURITIES, AT MARKET VALUE                                   68,955,904       96,240,363       68,768,954
                                                                    -------------    -------------    -------------
   Cash                                                                    50,000           50,926           50,000
   Receivable for dividends and interest and other receivables             18,403          111,353           16,203
   Receivable for investments sold                                              0                0          875,228
   Receivable for Fund shares issued                                      183,851                0          186,867
   Receivable for daily variation margin on futures contracts                   0                0                0
   Other assets                                                            48,244              939           34,827
                                                                    -------------    -------------    -------------
TOTAL ASSETS                                                           69,256,402       96,403,581       69,932,079
                                                                    -------------    -------------    -------------
LIABILITIES
   Payable for investments purchased                                            0                0        1,433,010
   Dividends payable                                                            0            2,207                0
   Payable for Fund shares redeemed                                        33,483                0           29,454
   Payable to investment advisor and affiliates                            41,157           44,711           50,142
   Payable to other related parties                                        14,356               71           13,689
   Accrued expenses and other liabilities                                  59,839           82,224           56,486
   Unrealized depreciation on forward foreign currency contracts                0                0                0
                                                                    -------------    -------------    -------------
TOTAL LIABILITIES                                                         148,835          129,213        1,582,781
                                                                    -------------    -------------    -------------
TOTAL NET ASSETS                                                    $  69,107,567    $  96,274,368    $  68,349,298
                                                                    =============    =============    =============

NET ASSETS CONSIST OF:

   Paid-in capital                                                  $ 120,051,759    $  96,274,502    $ 118,059,658
   Undistributed net investment income (loss)                                   0               38                0
   Undistributed net realized gain (loss) on investments              (21,774,000)            (172)     (48,195,036)
   Net unrealized appreciation (depreciation) of investments and
     translation of foreign currency                                  (29,170,192)               0       (1,515,324)
   Net unrealized appreciation (depreciation) of foreign currency
     contracts and transactions                                                 0                0                0
   Net unrealized (depreciation) of futures contracts                           0                0                0
                                                                    -------------    -------------    -------------
TOTAL NET ASSETS                                                    $  69,107,567    $  96,274,368    $  68,349,298
                                                                    -------------    -------------    -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

NET ASSETS                                                          $  69,107,567    $  96,274,368    $  68,349,298
SHARES OUTSTANDING                                                     10,143,738       96,277,358       14,100,511
NET ASSET VALUE AND OFFERING PRICE                                  $        6.81    $        1.00    $        4.85
                                                                    -------------    -------------    -------------
INVESTMENTS AT COST (NOTE 2)                                        $  98,126,096    $  96,240,363    $  70,284,278
                                                                    =============    =============    =============

VARIABLE TRUST  STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                            ASSET
                                                                       ALLOCATION        CORPORATE           EQUITY
                                                                             FUND        BOND FUND      INCOME FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                        $   2,214,861    $      27,003    $   2,273,054
   Interest                                                             4,561,871        4,782,690           35,804
                                                                    -------------    -------------    -------------
TOTAL INVESTMENT INCOME                                                 6,776,732        4,809,693        2,308,858
                                                                    -------------    -------------    -------------
EXPENSES
   Advisory fees                                                        1,284,433          315,104          516,158
   Administration fees                                                    350,300          105,045          140,770
   Portfolio accounting fees                                               65,586           62,251           57,298
   Custody                                                                 25,972           14,006           18,769
   Transfer agent                                                             694              584              537
   Distribution fees                                                      583,833          175,058          234,617
   Legal and audit fees                                                    49,858           30,814           26,942
   Directors' fees                                                          6,372            6,372            6,372
   Shareholder reports                                                      6,938            2,830            7,516
   Other                                                                    7,493            5,260           12,399
                                                                    -------------    -------------    -------------
TOTAL EXPENSES                                                          2,381,479          717,324        1,021,378
LESS:
   Waived fees and reimbursed expenses                                    (45,968)         (87,210)         (82,941)
   Net Expenses                                                         2,335,511          630,114          938,437
                                                                    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                            4,441,221        4,179,579        1,370,421
                                                                    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
   Securities                                                            (244,374)         971,958        1,917,609
   Foreign currency                                                             0          (57,286)               0
   Financial futures contracts                                         (8,131,719)               0                0
                                                                    -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                              (8,376,093)         914,672        1,917,609
                                                                    -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   Securities                                                         (27,107,163)          37,767      (23,907,607)
   Foreign currency translation                                                 0            1,246                0
   Foreign currency contracts                                                   0          (26,990)               0
   Financial futures transactions                                      (2,616,147)               0                0
                                                                    -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS   (29,723,310)          12,023      (23,907,607)
                                                                    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (38,099,403)         926,695      (21,989,998)
                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ (33,658,182)   $   5,106,274    $ (20,619,577)
                                                                    =============    =============    =============

(1) Net of foreign withholding taxes of $13,905

The accompanying notes are an integral part of these financial statements.

                                                                                                      INTERNATIONAL
                                                                           EQUITY           GROWTH           EQUITY
                                                                       VALUE FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                        $     660,701    $     433,788    $     112,077(1)
   Interest                                                                21,826           57,580            9,304
                                                                    -------------    -------------    -------------
TOTAL INVESTMENT INCOME                                                   682,527          491,368          121,381
                                                                    -------------    -------------    -------------
EXPENSES
   Advisory fees                                                          171,178          313,051           53,050
   Administration fees                                                     46,685           85,378           10,610
   Portfolio accounting fees                                               53,911           53,874           88,873
   Custody                                                                  6,225           11,384           13,636
   Transfer agent                                                             522              505            9,357
   Distribution fees                                                       77,808          142,296           17,683
   Legal and audit fees                                                    25,497           32,127           27,601
   Directors' fees                                                          6,372            6,372            6,372
   Shareholder reports                                                      3,043            3,222            2,544
   Other                                                                    2,762            3,720              641
                                                                    -------------    -------------    -------------
TOTAL EXPENSES                                                            394,003          651,929          230,367
LESS:
   Waived fees and reimbursed expenses                                    (82,797)         (81,027)        (159,476)
   Net Expenses                                                           311,206          570,902           70,891
                                                                    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                              371,321          (79,534)          50,490
                                                                    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
   Securities                                                          (3,627,221)     (14,614,667)      (1,010,225)
   Foreign currency                                                             0                0              381
   Financial futures contracts                                                  0                0                0
                                                                    -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                              (3,627,221)     (14,614,667)      (1,009,844)
                                                                    -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   Securities                                                          (5,902,498)      (2,973,458)        (861,302)
   Foreign currency translation                                                 0                0               62
   Foreign currency contracts                                                   0                0                0
   Financial futures transactions                                               0                0                0
                                                                    -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS    (5,902,498)      (2,973,458)        (861,240)
                                                                    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (9,529,719)     (17,588,125)      (1,871,084)
                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $  (9,158,398)   $ (17,667,659)   $  (1,820,594)
                                                                    =============    =============    =============

                                                                            LARGE
                                                                          COMPANY            MONEY        SMALL CAP
                                                                      GROWTH FUND      MARKET FUND      GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                        $     361,161    $           0    $     116,106
   Interest                                                                14,487        1,969,427           71,958
                                                                    -------------    -------------    -------------
TOTAL INVESTMENT INCOME                                                   375,648        1,969,427          188,064
                                                                    -------------    -------------    -------------
EXPENSES
   Advisory fees                                                          466,100          400,775          498,906
   Administration fees                                                    127,118          150,291           99,781
   Portfolio accounting fees                                               54,661           63,829           58,380
   Custody                                                                 16,949           20,039           13,304
   Transfer agent                                                             512              599              624
   Distribution fees                                                      211,863           15,992          166,302
   Legal and audit fees                                                    26,132           44,912           22,277
   Directors' fees                                                          6,372            6,372            6,372
   Shareholder reports                                                      3,631           19,832            2,789
   Other                                                                    2,978            9,154           10,093
                                                                    -------------    -------------    -------------
TOTAL EXPENSES                                                            916,316          731,795          878,828
LESS:
   Waived fees and reimbursed expenses                                    (68,856)          (9,472)         (79,200)
   Net Expenses                                                           847,460          722,323          799,628
                                                                    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                             (471,812)       1,247,104         (611,564)
                                                                    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
   Securities                                                         (10,174,989)             480      (26,483,169)
   Foreign currency                                                             0                0                0
   Financial futures contracts                                                  0                0                0
                                                                    -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                             (10,174,989)             480      (26,483,169)
                                                                    -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   Securities                                                         (18,800,024)               0       (6,352,671)
   Foreign currency translation                                                 0                0                0
   Foreign currency contracts                                                   0                0                0
   Financial futures transactions                                               0                0                0
                                                                    -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS   (18,800,024)               0       (6,352,671)
                                                                    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (28,975,013)             480      (32,835,840)
                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ (29,446,825)   $   1,247,584    $ (33,447,404)
                                                                    =============    =============    =============

VARIABLE TRUST                               STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ASSET ALLOCATION FUND
                                                                                       ------------------------------------
                                                                                                 FOR THE            FOR THE
                                                                                              YEAR ENDED         YEAR ENDED
                                                                                       DECEMBER 31, 2002  DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
   Beginning Net Assets                                                                    $ 255,938,295      $ 270,278,478

OPERATIONS:
   Net investment income (loss)                                                                4,441,221          4,249,223
   Net realized gain (loss) on sale of investments and foreign currency                       (8,376,093)         1,764,759
   Net change in unrealized appreciation (depreciation) of investments and
    translation of foreign currency                                                          (27,107,163)       (26,057,787)
   Net change in unrealized appreciation (depreciation) of financial futures
    and forward transactions                                                                  (2,616,147)           195,925
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              (33,658,182)       (19,847,880)
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                                               (4,776,116)        (4,141,444)
   Net realized gain (loss) on sale of investments                                            (2,363,104)        (6,757,275)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                                  40,530,085         39,261,163
   Reinvestment of dividends                                                                   7,139,219         10,898,719
   Cost of shares redeemed                                                                   (50,236,270)       (33,753,466)
                                                                                           -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS               (2,566,966)        16,406,416
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                        (43,364,368)       (14,340,183)
                                                                                           =============      =============

NET ASSETS:

ENDING NET ASSETS                                                                          $ 212,573,927      $ 255,938,295
                                                                                           -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                                                 3,594,941          3,046,607
   Shares issued in reinvestment of dividends                                                    646,445            879,030
   Shares redeemed                                                                            (4,606,406)        (2,705,867)
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                   (365,020)         1,219,770
                                                                                           -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                               $       1,833      $     340,992
                                                                                           =============      =============

The accompanying notes are an integral part of these financial statements.

                                                                                               CORPORATE BOND FUND
                                                                                       ------------------------------------
                                                                                                 FOR THE            FOR THE
                                                                                              YEAR ENDED         YEAR ENDED
                                                                                       DECEMBER 31, 2002  DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
   Beginning Net Assets                                                                    $  72,920,237      $  71,957,240

OPERATIONS:
   Net investment income (loss)                                                                4,179,579          4,555,471
   Net realized gain (loss) on sale of investments and foreign currency                          914,672          1,542,233
   Net change in unrealized appreciation (depreciation) of investments and
    translation of foreign currency                                                               12,023           (827,038)
   Net change in unrealized appreciation (depreciation) of financial futures
    and forward transactions                                                                           0             20,062
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                5,106,274          5,290,728
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                                               (4,180,293)        (4,555,471)
   Net realized gain (loss) on sale of investments                                              (117,763)                 0
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                                   9,505,761         12,106,575
   Reinvestment of dividends                                                                   4,295,347          4,555,471
   Cost of shares redeemed                                                                   (19,030,762)       (16,434,306)
                                                                                           -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS               (5,229,654)           227,740
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                         (4,421,436)           962,997
                                                                                           =============      =============

NET ASSETS:

ENDING NET ASSETS                                                                          $  68,498,801      $  72,920,237
                                                                                           -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                                                   933,382          1,175,837
   Shares issued in reinvestment of dividends                                                    421,483            442,463
   Shares redeemed                                                                            (1,872,864)        (1,597,933)
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                   (517,999)            20,367
                                                                                           -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                               $      22,575      $      23,262
                                                                                           =============      =============

                                                                                                EQUITY INCOME FUND
                                                                                       ------------------------------------
                                                                                                 FOR THE            FOR THE
                                                                                              YEAR ENDED         YEAR ENDED
                                                                                       DECEMBER 31, 2002  DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
   Beginning Net Assets                                                                    $ 106,199,246      $ 113,350,497

OPERATIONS:
   Net investment income (loss)                                                                1,370,421          1,118,686
   Net realized gain (loss) on sale of investments and foreign currency                        1,917,609           (663,986)
   Net change in unrealized appreciation (depreciation) of investments and translation
    of foreign currency                                                                      (23,907,607)        (7,004,408)
   Net change in unrealized appreciation (depreciation) of financial futures
    and forward transactions                                                                           0                  0
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              (20,619,577)        (6,549,708)
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                                               (1,465,554)        (1,025,349)
   Net realized gain (loss) on sale of investments                                                     0         (2,777,069)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                                  23,505,303         23,295,231
   Reinvestment of dividends                                                                   1,465,554          3,802,418
   Cost of shares redeemed                                                                   (30,684,721)       (23,896,774)
                                                                                           -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS               (5,713,864)         3,200,875
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                        (27,798,995)        (7,151,251)
                                                                                           =============      =============

NET ASSETS:

ENDING NET ASSETS                                                                          $  78,400,251      $ 106,199,246
                                                                                           -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                                                 1,697,679          1,451,306
   Shares issued in reinvestment of dividends                                                    111,464            243,099
   Shares redeemed                                                                            (2,288,373)        (1,515,066)
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                   (479,230)           179,339
                                                                                           -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                               $           0      $      93,337
                                                                                           =============      =============

                                                                                                   EQUITY VALUE
                                                                                       ------------------------------------
                                                                                                 FOR THE            FOR THE
                                                                                              YEAR ENDED         YEAR ENDED
                                                                                       DECEMBER 31, 2002  DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
   Beginning Net Assets                                                                    $  38,720,648      $  47,012,701

OPERATIONS:
   Net investment income (loss)                                                                  371,321            223,800
   Net realized gain (loss) on sale of investments and foreign currency                       (3,627,221)           278,219
   Net change in unrealized appreciation (depreciation) of investments and translation
    of foreign currency                                                                       (5,902,498)        (4,266,366)
   Net change in unrealized appreciation (depreciation) of financial futures
    and forward transactions                                                                           0                  0
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (9,158,398)        (3,764,347)
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                                                 (387,806)          (242,706)
   Net realized gain (loss) on sale of investments                                                     0                  0
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                                   9,643,786         35,041,543
   Reinvestment of dividends                                                                     387,806            242,706
   Cost of shares redeemed                                                                   (14,081,963)       (39,569,249)
                                                                                           -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS               (4,050,371)        (4,285,000)
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                        (13,596,575)        (8,292,053)
                                                                                           =============      =============

NET ASSETS:

ENDING NET ASSETS                                                                          $  25,124,073      $  38,720,648
                                                                                           -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                                                 1,225,339          3,692,065
   Shares issued in reinvestment of dividends                                                     55,210             27,454
   Shares redeemed                                                                            (1,851,580)        (4,275,125)
                                                                                           -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                   (571,031)          (555,606)
                                                                                           -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                               $           0      $      16,060
                                                                                           =============      =============

                                                                             GROWTH FUND
                                                                ------------------------------------
                                                                          FOR THE            FOR THE
                                                                       YEAR ENDED         YEAR ENDED
                                                                DECEMBER 31, 2002  DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets                                             $  73,630,916      $ 105,248,351

OPERATIONS:
   Net investment income (loss)                                           (79,534)            67,076
   Net realized gain (loss) on sale of investments and
    foreign currency                                                  (14,614,667)        (8,047,654)
   Net change in unrealized appreciation (depreciation)
    of investments and translation of foreign currency                 (2,973,458)       (11,604,844)
   Net change in unrealized appreciation (depreciation)
    of financial futures and forward transactions                               0                  0
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                   (17,667,659)       (19,585,422)
                                                                    -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                           (67,098)           (11,196)
   Net realized gain (loss) on sale of investments                              0         (6,611,354)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                            1,849,296          7,275,542
   Reinvestment of dividends                                               67,098          6,622,550
   Cost of shares redeemed                                            (15,168,416)       (19,307,555)
                                                                    -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM CAPITAL SHARE TRANSACTIONS                                   (13,252,022)        (5,409,463)
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                 (30,986,779)       (31,617,435)
                                                                    =============      =============

NET ASSETS:

ENDING NET ASSETS                                                   $  42,644,137      $  73,630,916
                                                                    -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                            147,047            467,784
   Shares issued in reinvestment of dividends                               5,473            461,502
   Shares redeemed                                                     (1,296,120)        (1,221,133)
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          (1,143,600)          (291,847)
                                                                    -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS)                                                   $           0      $      67,050
                                                                    =============      =============

                                                                      INTERNATIONAL EQUITY FUND
                                                                ------------------------------------
                                                                          FOR THE            FOR THE
                                                                       YEAR ENDED         YEAR ENDED
                                                                DECEMBER 31, 2002  DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets                                             $   4,946,373      $   1,620,487

OPERATIONS:
   Net investment income (loss)                                            50,490             13,853
   Net realized gain (loss) on sale of investments and
    foreign currency                                                   (1,009,844)          (224,525)
   Net change in unrealized appreciation (depreciation)
    of investments and translation of foreign currency                   (861,240)          (179,164)
   Net change in unrealized appreciation (depreciation)
    of financial futures and forward transactions                               0                  0
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                    (1,820,594)          (389,836)
                                                                    -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                           (13,840)              (701)
   Net realized gain (loss) on sale of investments                              0                  0
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           10,591,248          6,028,608
   Reinvestment of dividends                                               13,840                701
   Cost of shares redeemed                                             (4,401,210)        (2,312,886)
                                                                    -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM CAPITAL SHARE TRANSACTIONS                                     6,203,878          3,716,423
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                   4,369,444          3,325,886
                                                                    =============      =============

NET ASSETS:

ENDING NET ASSETS                                                   $   9,315,817      $   4,946,373
                                                                    -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                          1,652,251            778,750
   Shares issued in reinvestment of dividends                               2,072                 90
   Shares redeemed                                                       (700,917)          (300,319)
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             953,406            478,521
                                                                    -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS)                                                   $      50,866      $      13,835
                                                                    =============      =============

The accompanying notes are an integral part of these financial statements.

                                                                      LARGE COMPANY GROWTH FUND
                                                                ------------------------------------
                                                                          FOR THE            FOR THE
                                                                       YEAR ENDED         YEAR ENDED
                                                                DECEMBER 31, 2002  DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets                                             $ 104,888,396      $ 117,885,152

OPERATIONS:
   Net investment income (loss)                                          (471,812)          (495,676)
   Net realized gain (loss) on sale of investments and
    foreign currency                                                  (10,174,989)       (10,799,189)
   Net change in unrealized appreciation (depreciation)
    of investments and translation of foreign currency                (18,800,024)       (15,277,335)
   Net change in unrealized appreciation (depreciation)
    of financial futures and forward transactions                               0                  0
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                   (29,446,825)       (26,572,200)
                                                                    -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                                 0                  0
   Net realized gain (loss) on sale of investments                              0            (34,218)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           15,688,780         29,904,678
   Reinvestment of dividends                                                    0             34,218
   Cost of shares redeemed                                            (22,022,784)       (16,329,234)
                                                                    -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM CAPITAL SHARE TRANSACTIONS                                    (6,334,004)        13,609,662
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                 (35,780,829)       (12,996,756)
                                                                    =============      =============

NET ASSETS:

ENDING NET ASSETS                                                   $  69,107,567      $ 104,888,396
                                                                    -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                          1,989,623          2,989,913
   Shares issued in reinvestment of dividends                                   0              3,695
   Shares redeemed                                                     (2,938,753)        (1,754,419)
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                            (949,130)         1,239,189
                                                                    -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS)                                                   $           0      $           0
                                                                    =============      =============

                                                                          MONEY MARKET FUND
                                                                ------------------------------------
                                                                          FOR THE            FOR THE
                                                                       YEAR ENDED         YEAR ENDED
                                                                DECEMBER 31, 2002  DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets                                             $ 105,359,808      $  53,095,473

OPERATIONS:
   Net investment income (loss)                                         1,247,104          3,000,263
   Net realized gain (loss) on sale of investments and
    foreign currency                                                          480                971
   Net change in unrealized appreciation (depreciation)
    of investments and translation of foreign currency                          0                  0
   Net change in unrealized appreciation (depreciation)
    of financial futures and forward transactions                               0                  0
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                     1,247,584          3,001,234
                                                                    -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                        (1,247,066)        (3,000,263)
   Net realized gain (loss) on sale of investments                              0                  0
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           56,069,482         82,314,170
   Reinvestment of dividends                                            1,249,828          3,000,263
   Cost of shares redeemed                                            (66,405,268)       (33,051,069)
                                                                    -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM CAPITAL SHARE TRANSACTIONS                                    (9,085,958)        52,263,364
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                  (9,085,440)        52,264,335
                                                                    =============      =============

NET ASSETS:

ENDING NET ASSETS                                                   $  96,274,368      $ 105,359,808
                                                                    -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                         56,072,304         82,308,007
   Shares issued in reinvestment of dividends                           1,249,828          3,006,426
   Shares redeemed                                                    (66,405,268)       (33,051,069)
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          (9,083,136)        52,263,364
                                                                    -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS)                                                   $          38      $           0
                                                                    =============      =============

                                                                         SMALL CAP GROWTH FUND
                                                                ------------------------------------
                                                                          FOR THE            FOR THE
                                                                       YEAR ENDED         YEAR ENDED
                                                                DECEMBER 31, 2002  DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets                                             $  57,216,449      $  33,610,489

OPERATIONS:
   Net investment income (loss)                                          (611,564)          (295,248)
   Net realized gain (loss) on sale of investments and
    foreign currency                                                  (26,483,169)       (13,699,561)
   Net change in unrealized appreciation (depreciation)
    of investments and translation of foreign currency                 (6,352,671)         7,167,958
   Net change in unrealized appreciation (depreciation)
    of financial futures and forward transactions                               0                  0
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                   (33,447,404)        (6,826,851)
                                                                    -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (loss)                                                 0                  0
   Net realized gain (loss) on sale of investments                              0                  0
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           52,804,410         35,531,515
   Reinvestment of dividends                                                    0                  0
   Cost of shares redeemed                                             (8,224,157)        (5,098,704)
                                                                    -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM CAPITAL SHARE TRANSACTIONS                                    44,580,253         30,432,811
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                  11,132,849         23,605,960
                                                                    =============      =============

NET ASSETS:

ENDING NET ASSETS                                                   $  68,349,298      $  57,216,449
                                                                    -------------      -------------
SHARE ISSUED AND REDEEMED:
   Shares sold                                                          8,329,165          4,725,984
   Shares issued in reinvestment of dividends                                   0                  0
   Shares redeemed                                                     (1,513,044)          (678,120)
                                                                    -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           6,816,121          4,047,864
                                                                    -------------      -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS)                                                   $           0      $           0
                                                                    =============      =============

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                                            NET REALIZED
                                                BEGINNING           NET              AND        DIVIDENDS    DISTRIBUTIONS
                                                NET ASSET    INVESTMENT       UNREALIZED         FROM NET         FROM NET
                                                VALUE PER        INCOME   GAIN (LOSS) ON       INVESTMENT         REALIZED
                                                    SHARE        (LOSS)      INVESTMENTS           INCOME            GAINS
--------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
January 1, 2002 to December 31, 2002            $   12.32          0.21            (1.78)           (0.23)           (0.11)
January 1, 2001 to December 31, 2001            $   13.82          0.20            (1.17)           (0.20)           (0.33)
January 1, 2000 to December 31, 2000            $   14.42          0.31            (0.13)           (0.31)           (0.47)
January 1, 1999 to December 31, 1999            $   13.45          0.27             0.97            (0.26)           (0.01)
January 1, 1998 to December 31, 1998            $   11.99          0.34             2.60            (0.34)           (1.14)

CORPORATE BOND FUND

January 1, 2002 to December 31, 2002            $   10.24          0.61             0.16            (0.61)           (0.02)
January 1, 2001 to December 31, 2001            $   10.14          0.64             0.10            (0.64)            0.00
January 1, 2000 to December 31, 2000            $    9.82          0.64             0.32            (0.64)            0.00
September 20, 1999(3) to December 31, 1999      $   10.00          0.16            (0.18)           (0.16)            0.00

EQUITY INCOME FUND

January 1, 2002 to December 31, 2002            $   15.52          0.21            (3.19)           (0.22)            0.00
January 1, 2001 to December 31, 2001            $   17.01          0.16            (1.09)           (0.15)           (0.41)
January 1, 2000 to December 31, 2000            $   17.09          0.17             0.21            (0.17)           (0.29)
January 1, 1999 to December 31, 1999            $   16.00          0.17             1.09            (0.17)            0.00
January 1, 1998 to December 31, 1998            $   13.68          0.18             2.34            (0.18)           (0.02)

EQUITY VALUE FUND

January 1, 2002 to December 31, 2002            $    9.02          0.10            (2.27)           (0.10)            0.00
January 1, 2001 to December 31, 2001            $    9.70          0.06            (0.68)           (0.06)            0.00
January 1, 2000 to December 31, 2000            $    9.23          0.07             0.46            (0.06)            0.00
January 1, 1999 to December 31, 1999            $    9.55          0.08            (0.32)           (0.08)            0.00
May 1, 1998(3) to December 31, 1998             $   10.00          0.07            (0.45)           (0.07)            0.00

GROWTH FUND

January 1, 2002 to December 31, 2002            $   14.08         (0.02)           (3.62)           (0.01)            0.00
January 1, 2001 to December 31, 2001            $   19.06          0.01            (3.65)            0.00            (1.34)
January 1, 2000 to December 31, 2000            $   24.10          0.00            (2.95)            0.00            (2.09)
January 1, 1999 to December 31, 1999            $   20.05          0.02             4.06            (0.03)            0.00
January 1, 1998 to December 31, 1998            $   16.79          0.09             4.65            (0.09)           (1.39)

INTERNATIONAL EQUITY FUND

January 1, 2002 to December 31, 2002            $    7.50          0.02            (1.74)           (0.01)            0.00
January 1, 2001 to December 31, 2001            $    8.94          0.02            (1.46)            0.00             0.00
July 3, 2000(3) to December 31, 2000            $   10.00          0.03            (1.06)           (0.03)            0.00

LARGE COMPANY GROWTH FUND

January 1, 2002 to December 31, 2002            $    9.46         (0.05)           (2.60)            0.00             0.00
January 1, 2001 to December 31, 2001            $   11.96         (0.04)           (2.46)            0.00             0.00
January 1, 2000 to December 31, 2000            $   12.03         (0.04)           (0.03)            0.00             0.00
September 20, 1999(3) to December 31, 1999      $   10.00         (0.01)            2.04             0.00             0.00

MONEY MARKET FUND

January 1, 2002 to December 31, 2002            $    1.00          0.01             0.00            (0.01)            0.00
January 1, 2001 to December 31, 2001            $    1.00          0.04             0.00            (0.04)            0.00
January 1, 2000 to December 31, 2000            $    1.00          0.06             0.00            (0.06)            0.00
January 1, 1999 to December 31, 1999            $    1.00          0.04             0.00            (0.04)            0.00
January 1, 1998 to December 31, 1998            $    1.00          0.05             0.00            (0.05)            0.00

SMALL CAP GROWTH FUND

January 1, 2002 to December 31, 2002            $    7.85         (0.04)           (2.96)            0.00             0.00
January 1, 2001 to December 31, 2001            $   10.38         (0.04)           (2.49)            0.00             0.00
January 1, 2000 to December 31, 2000            $   18.09         (0.08)           (3.71)            0.00            (3.15)
January 1, 1999 to December 31, 1999            $   10.88         (0.04)            7.25             0.00             0.00
January 1, 1998 to December 31, 1998            $   12.77          0.03            (1.89)           (0.03)            0.00

                                                                 ENDING
                                                             NET ASSETS
                                                RETURN OF     VALUE PER
                                                  CAPITAL         SHARE
-----------------------------------------------------------------------
ASSET ALLOCATION FUND
January 1, 2002 to December 31, 2002                 0.00    $    10.41
January 1, 2001 to December 31, 2001                 0.00    $    12.32
January 1, 2000 to December 31, 2000                 0.00    $    13.82
January 1, 1999 to December 31, 1999                 0.00    $    14.42
January 1, 1998 to December 31, 1998                 0.00    $    13.45

CORPORATE BOND FUND

January 1, 2002 to December 31, 2002                 0.00    $    10.38
January 1, 2001 to December 31, 2001                 0.00    $    10.24
January 1, 2000 to December 31, 2000                 0.00    $    10.14
September 20, 1999 (3) to December 31, 1999          0.00    $     9.82

EQUITY INCOME FUND

January 1, 2002 to December 31, 2002                 0.00    $    12.32
January 1, 2001 to December 31, 2001                 0.00    $    15.52
January 1, 2000 to December 31, 2000                 0.00    $    17.01
January 1, 1999 to December 31, 1999                 0.00    $    17.09
January 1, 1998 to December 31, 1998                 0.00    $    16.00

EQUITY VALUE FUND

January 1, 2002 to December 31, 2002                 0.00    $     6.75
January 1, 2001 to December 31, 2001                 0.00    $     9.02
January 1, 2000 to December 31, 2000                 0.00    $     9.70
January 1, 1999 to December 31, 1999                 0.00    $     9.23
May 1, 1998 (3) to December 31, 1998                 0.00    $     9.55

GROWTH FUND

January 1, 2002 to December 31, 2002                 0.00    $    10.43
January 1, 2001 to December 31, 2001                 0.00    $    14.08
January 1, 2000 to December 31, 2000                 0.00    $    19.06
January 1, 1999 to December 31, 1999                 0.00    $    24.10
January 1, 1998 to December 31, 1998                 0.00    $    20.05

INTERNATIONAL EQUITY FUND

January 1, 2002 to December 31, 2002                 0.00    $     5.77
January 1, 2001 to December 31, 2001                 0.00    $     7.50
July 3, 2000 (3) to December 31, 2000                0.00    $     8.94

LARGE COMPANY GROWTH FUND

January 1, 2002 to December 31, 2002                 0.00    $     6.81
January 1, 2001 to December 31, 2001                 0.00    $     9.46
January 1, 2000 to December 31, 2000                 0.00    $    11.96
September 20, 1999 (3) to December 31, 1999          0.00    $    12.03

MONEY MARKET FUND

January 1, 2002 to December 31, 2002                 0.00    $     1.00
January 1, 2001 to December 31, 2001                 0.00    $     1.00
January 1, 2000 to December 31, 2000                 0.00    $     1.00
January 1, 1999 to December 31, 1999                 0.00    $     1.00
January 1, 1998 to December 31, 1998                 0.00    $     1.00

SMALL CAP GROWTH FUND

January 1, 2002 to December 31, 2002                 0.00    $     4.85
January 1, 2001 to December 31, 2001                 0.00    $     7.85
January 1, 2000 to December 31, 2000                (0.77)   $    10.38
January 1, 1999 to December 31, 1999                 0.00    $    18.09
January 1, 1998 to December 31, 1998                 0.00    $    10.88

                                                        RATIO TO AVERAGE NET ASSETS
                                               --------------------------------------------
                                               NET INVESTMENT           NET           GROSS
                                                INCOME (LOSS)      EXPENSES     EXPENSES(1)
-------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
January 1, 2002 to December 31, 2002                     1.90%         1.00%           1.02%
January 1, 2001 to December 31, 2001                     1.64%         1.00%           1.04%
January 1, 2000 to December 31, 2000                     2.19%         1.00%           1.12%
January 1, 1999 to December 31, 1999                     2.05%         0.97%           1.17%
January 1, 1998 to December 31, 1998                     2.62%         0.92%           1.11%

CORPORATE BOND FUND

January 1, 2002 to December 31, 2002                     5.97%         0.90%           1.02%
January 1, 2001 to December 31, 2001                     6.20%         0.90%           1.14%
January 1, 2000 to December 31, 2000                     6.53%         0.90%           1.25%
September 20, 1999 (3) to December 31, 1999              5.87%         0.90%           1.25%

EQUITY INCOME FUND

January 1, 2002 to December 31, 2002                     1.46%         1.00%           1.09%
January 1, 2001 to December 31, 2001                     1.05%         1.00%           1.23%
January 1, 2000 to December 31, 2000                     1.02%         1.00%           1.17%
January 1, 1999 to December 31, 1999                     1.16%         0.86%           1.12%
January 1, 1998 to December 31, 1998                     1.47%         0.80%           1.10%

EQUITY VALUE FUND

January 1, 2002 to December 31, 2002                     1.19%         1.00%           1.27%
January 1, 2001 to December 31, 2001                     0.55%         1.00%           1.16%
January 1, 2000 to December 31, 2000                     0.78%         1.00%           1.56%
January 1, 1999 to December 31, 1999                     0.96%         1.06%           1.53%
May 1, 1998 (3) to December 31, 1998                     1.54%         1.09%           2.52%

GROWTH FUND

January 1, 2002 to December 31, 2002                    (0.14)%        1.00%           1.14%
January 1, 2001 to December 31, 2001                     0.08%         1.00%           1.27%
January 1, 2000 to December 31, 2000                     0.01%         1.00%           1.23%
January 1, 1999 to December 31, 1999                     0.11%         1.07%           1.27%
January 1, 1998 to December 31, 1998                     0.51%         1.04%           1.18%

INTERNATIONAL EQUITY FUND

January 1, 2002 to December 31, 2002                     0.71%         1.00%           3.26%
January 1, 2001 to December 31, 2001                     0.48%         1.00%           7.21%
July 3, 2000 (3) to December 31, 2000                    0.98%         1.00%           2.40%

LARGE COMPANY GROWTH FUND

January 1, 2002 to December 31, 2002                    (0.56)%        1.00%           1.08%
January 1, 2001 to December 31, 2001                    (0.47)%        0.98%           1.01%
January 1, 2000 to December 31, 2000                    (0.42)%        1.00%           1.43%
September 20, 1999 (3) to December 31, 1999             (0.47)%        1.00%           1.43%

MONEY MARKET FUND

January 1, 2002 to December 31, 2002                     1.24%         0.72%           0.73%
January 1, 2001 to December 31, 2001                     3.46%         0.73%           0.73%
January 1, 2000 to December 31, 2000                     5.64%         0.85%           0.90%
January 1, 1999 to December 31, 1999                     4.45%         0.86%           1.07%
January 1, 1998 to December 31, 1998                     4.62%         0.82%           1.28%

SMALL CAP GROWTH FUND

January 1, 2002 to December 31, 2002                    (0.92)%        1.20%           1.32%
January 1, 2001 to December 31, 2001                    (0.85)%        1.18%           1.32%
January 1, 2000 to December 31, 2000                    (0.72)%        1.20%           2.41%
January 1, 1999 to December 31, 1999                    (0.37)%        0.95%           1.94%
January 1, 1998 to December 31, 1998                     0.31%         0.80%           1.51%

                                                              PORTFOLIO    NET ASSETS AT
                                                    TOTAL      TURNOVER    END OF PERIOD
                                                RETURN(2)          RATE   (00'S OMITTED)
----------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
January 1, 2002 to December 31, 2002               (12.85)%          16%   $     212,574
January 1, 2001 to December 31, 2001                (6.96)%          25%   $     255,938
January 1, 2000 to December 31, 2000                 1.02%           48%   $     270,278
January 1, 1999 to December 31, 1999                 9.33%           30%   $     240,671
January 1, 1998 to December 31, 1998                25.26%           29%   $     156,241

CORPORATE BOND FUND

January 1, 2002 to December 31, 2002                 7.75%           82%   $      68,499
January 1, 2001 to December 31, 2001                 7.41%           69%   $      72,920
January 1, 2000 to December 31, 2000                10.22%          100%   $      71,957
September 20, 1999 (3) to December 31, 1999         (0.16)%          59%   $      68,423

EQUITY INCOME FUND

January 1, 2002 to December 31, 2002               (19.26)%          16%   $      78,400
January 1, 2001 to December 31, 2001                (5.41)%           5%   $     106,199
January 1, 2000 to December 31, 2000                 2.33%            4%   $     113,350
January 1, 1999 to December 31, 1999                 7.90%            5%   $     127,793
January 1, 1998 to December 31, 1998                18.42%            1%   $      86,069

EQUITY VALUE FUND

January 1, 2002 to December 31, 2002               (24.09)%          98%   $      25,124
January 1, 2001 to December 31, 2001                (6.39)%         107%   $      38,721
January 1, 2000 to December 31, 2000                 5.78%          124%   $      47,013
January 1, 1999 to December 31, 1999                (2.48)%         139%   $      26,567
May 1, 1998 (3) to December 31, 1998                (3.76)%          27%   $      11,072

GROWTH FUND

January 1, 2002 to December 31, 2002               (25.84)%         120%   $      42,644
January 1, 2001 to December 31, 2001               (19.21)%          50%   $      73,631
January 1, 2000 to December 31, 2000               (13.60)%          67%   $     105,248
January 1, 1999 to December 31, 1999                20.41%           54%   $     128,495
January 1, 1998 to December 31, 1998                28.81%           69%   $     100,927

INTERNATIONAL EQUITY FUND

January 1, 2002 to December 31, 2002               (22.92)%          54%   $       9,316
January 1, 2001 to December 31, 2001               (16.09)%          41%   $       4,946
July 3, 2000 (3) to December 31, 2000              (10.33)%          19%   $       1,620

LARGE COMPANY GROWTH FUND

January 1, 2002 to December 31, 2002               (28.01)%          18%   $      69,108
January 1, 2001 to December 31, 2001               (20.88)%          14%   $     104,888
January 1, 2000 to December 31, 2000                (0.58)%           8%   $     117,885
September 20, 1999 (3) to December 31, 1999         20.30%            0%   $      50,988

MONEY MARKET FUND

January 1, 2002 to December 31, 2002                 1.25%          N/A    $      96,274
January 1, 2001 to December 31, 2001                 3.73%          N/A    $     105,360
January 1, 2000 to December 31, 2000                 5.76%          N/A    $      53,095
January 1, 1999 to December 31, 1999                 4.46%          N/A    $      42,164
January 1, 1998 to December 31, 1998                 4.77%          N/A    $      26,319

SMALL CAP GROWTH FUND

January 1, 2002 to December 31, 2002               (38.22)%         243%   $      68,349
January 1, 2001 to December 31, 2001               (24.37)%         218%   $      57,216
January 1, 2000 to December 31, 2000               (22.58)%         260%   $      33,610
January 1, 1999 to December 31, 1999                66.27%          314%   $      23,819
January 1, 1998 to December 31, 1998               (14.47)%         135%   $      13,295

VARIABLE TRUST                                     NOTES TO FINANCIAL HIGHLIGHTS

     NOTES TO FINANCIAL HIGHLIGHTS

     (1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

     (2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

     (3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                                     VARIABLE TRUST

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION
         Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds (each, a "Fund", collectively, the "Funds") as of the end of the reporting period: the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, and Small Cap Growth Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES
         The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
         Investments in securities for all Funds, except the Money Market Fund, are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange or the NASDAQ National Market are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

         Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses prices that reflect fair value as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and representative of the securities' market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which may include considerations of yields or prices of securities of comparable quality, coupon, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

         Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available, and/or which can not be valued by a pricing service are valued in good faith at fair value as determined by policies set by the Trust's Board of Trustees.

         Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

         The Money Market Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Securities held in the Money Market Fund and debt securities maturing in 60 days or less are valued using the amortized cost method. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
         Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

         Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows:
    (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS
         Each Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodians' responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS
         The Asset Allocation and Equity Value Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On December 31, 2002, the Asset Allocation Fund held the following futures contracts:

                                                                                   NET UNREALIZED
                                                                    NOTIONAL         APPRECIATION
         CONTRACTS           TYPE             EXPIRATION DATE    CONTRACT VALUE     (DEPRECIATION)
         Long 263        S&P 500 Index          March 2003         57,787,675          (812,050)
         Long 119        U.S. T-Bonds           March 2003         13,409,812           418,359
         Short 529       U.S. T-Bonds           March 2003         59,611,687        (2,198,656)

         The Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $580,000 and $4,760,000.

FOREIGN CURRENCY FORWARD CONTRACTS
         The Funds may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. Based on exchange rates at December 31, 2002, the Corporate Bond Fund had entered into a foreign currency forward contract under which it is obligated to exchange currencies at a specified future date. The following contract was held by the Corporate Bond Fund at the period ended December 31, 2002:

                                                                 NET UNREALIZED
                                        LOCAL         US $        APPRECIATION/
         DATE           CURRENCY        VALUE        VALUE       (DEPRECIATION)
         03/06/03     Euro Dollar      446,302      468,876         (22,574)

DISTRIBUTIONS TO SHAREHOLDERS
         Dividends to shareholders from net investment income, if any, for the Growth, International Equity, Large Company Growth, and Small Cap Growth Funds are declared and distributed annually. Dividends to shareholders from net investment income, if any, for the Asset Allocation, Equity Income, and Equity Value Funds are declared and distributed quarterly. Dividends to shareholders from net investment income, if any, for the Corporate Bond and Money Market Funds are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

         Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

RECLASSIFICATION OF CAPITAL ACCOUNTS
         On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                      UNDISTRIBUTED NET   UNDISTRIBUTED
                                          INVESTMENT       NET REALIZED     PAID-IN
         FUND NAME                          INCOME          GAIN/LOSS       CAPITAL
         Asset Allocation Fund           $  (4,264)       $  7,255        $   (2,991)
         Corporate Bond Fund                    27             (27)                0
         Equity Income Fund                  1,796          (1,796)                0
         Equity Value Fund                     425               0              (425)
         Growth Fund                        79,582               0           (79,582)
         International Equity Fund             381            (381)                0
         Large Company Growth Fund         471,812               0          (471,812)
         Small Cap Growth Fund             611,564               0          (611,564)

FEDERAL INCOME TAXES
         Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 2002.

         The following Funds had net capital loss carryforwards at December 31, 2002, which are available to offset future net realized capital gains:

                                                            CAPITAL LOSS
         FUND NAME                          YEAR EXPIRES   CARRYFORWARDS
         Asset Allocation Fund                  2010       $   9,453,961
         Equity Value Fund                      2007             464,041
                                                2008           1,488,881
                                                2010           4,345,308
         Growth Fund                            2009           8,463,287
                                                2010          14,395,487
         International Equity Fund              2008               3,640
                                                2009             143,229
                                                2010             663,493
         Large Company Growth Fund              2009           6,092,101
                                                2010          14,881,364
         Money Market Fund                      2009                 172
         Small Cap Growth Fund                  2009          19,420,876
                                                2010          25,427,133

         For tax purposes, the following Funds had deferred Post-October capital losses in 2002. These losses will be recognized for tax purposes in 2003:

         FUND NAME                        CAPITAL LOSSES
         Asset Allocation Fund             $ 1,881,254
         Equity Income Fund                    914,759
         Growth Fund                           704,435
         International Equity Fund             142,458
         Large Company Growth Fund             160,800
         Small Cap Growth Fund                  25,167

3.  ADVISORY FEES
         The Trust has entered into separate advisory contracts on behalf of the Funds with Wells Fargo Funds Management, LLC ("Funds Management"). Pursuant to the contracts, Funds Management has agreed to provide the following Funds with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the following annual rates:

         FUND NAME                           % OF AVERAGE DAILY NET ASSETS
         Asset Allocation Fund                           0.55
         Corporate Bond Fund                             0.45
         Equity Income Fund                              0.55
         Equity Value Fund                               0.55
         Growth Fund                                     0.55
         International Equity Fund                       0.75
         Large Company Growth Fund                       0.55
         Money Market Fund                               0.40
         Small Cap Growth Fund                           0.75

         Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

         Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, acts as investment sub-adviser to all of the Funds, except the Large Company Growth Fund. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Asset Allocation Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $1 billion and 0.10% of the Fund's average daily net assets in excess of $1 billion. Prior to April 15, 2002, Barclays Global Fund Advisors acted as sub-adviser for the Asset Allocation Fund. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Equity Income, Equity Value, and Growth Funds, a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Corporate Bond Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the International Equity Fund, a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets up to $200 million and 0.25% of the Fund's average daily net assets in excess of $200 million. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $1 billion and 0.04% of the Fund's average daily net assets in excess of $1 billion. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Small Cap Growth Fund, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million and 0.20% of the Fund's average daily net assets in excess of $200 million.

         Peregrine Capital Management, Inc. ("Peregrine") acts as sub-adviser to the Large Company Growth Fund. Peregrine is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets up to $25 million,

    0.60% of the Fund's average daily net assets for the next $25 million, 0.50% of the Fund's average daily net assets for the next $225 million, and 0.30% of the Fund's average daily net assets in excess of $275 million.

4.  DISTRIBUTION FEES
         The Trust has adopted a Distribution Plan ("Plan") for the Funds, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of each Fund. These fees were voluntarily waived in the Money Market Fund through November 30, 2002. The distribution fees paid on behalf of the Funds for the period ended December 31, 2002 are disclosed on the Statement of Operations.

5.  ADMINISTRATION FEES
         The Trust has entered into an administration agreement on behalf of the Funds with Funds Management whereby Funds Management is entitled to receive monthly fees at the annual rate of 0.15% of each Fund's average daily net assets.

6.  TRANSFER AGENT FEES
         The Trust has entered into a transfer agency agreement on behalf of the Funds with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all the Funds of the Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Funds for the period ended December 31, 2002 are disclosed on the Statement of Operations.

7.  OTHER FEES AND TRANSACTIONS WITH AFFILIATES
         Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Funds. For these services, Forum is entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of each Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. The Trust's Board of Trustees has approved PFPC Inc. ("PFPC") to serve as fund accountant for the Funds. Management intends to transition the accounting services to PFPC in stages, and the transition is expected to be completed the first quarter of 2003. For these services, PFPC will be entitled to receive an annual asset based fund complex fee, an annual fee of $20,000 from each Fund and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

         The Trust has entered into contracts on behalf of each Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Funds. Pursuant to the contract, WFB MN is entitled to receive 0.02% of the average daily net assets of each Fund, except the International Equity Fund for which it is entitled to receive 0.10% of the average daily net assets of the Fund. Prior to April 15, 2002, Barclays Global Investors, N.A. acted as custodian for the Asset Allocation Fund and did not receive compensation for its custody services. Prior to September 1, 2002, WFB MN received for its services as custodian to the International Equity Fund 0.25% of the Fund's average daily net assets.

8.  WAIVED FEES AND REIMBURSED EXPENSES
         All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the period ended December 31, 2002, were waived by Funds Management.

9.  INVESTMENT PORTFOLIO TRANSACTIONS
         Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the period ended December 31, 2002, were as follows:

         FUND                              PURCHASES AT COST      SALES PROCEEDS
         Asset Allocation Fund               $  34,982,734        $  71,369,764
         Corporate Bond Fund                    53,757,151           58,422,280
         Equity Income Fund                     15,130,781           18,164,799
         Equity Value Fund                      29,492,727           30,919,407
         Growth Fund                            63,897,037           73,305,481
         International Equity Fund               8,846,886            3,558,969
         Large Company Growth Fund              15,022,819           21,425,102
         Small Cap Growth Fund                 196,069,061          153,627,115

         The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

10. DISTRIBUTION TO SHAREHOLDERS
         The tax character of distributions paid during the years ended 12/31/2002 and 12/31/2001 was as follows:

                                        ORDINARY INCOME     LONG-TERM CAPITAL GAIN          TOTAL
         FUND NAME                      2002        2001       2002         2001        2002       2001
         Asset Allocation Fund       4,776,296   4,534,150  2,362,924    6,364,569   7,139,220  10,898,719
         Corporate Bond Fund         4,109,401   4,546,412    172,283            0   4,281,684   4,546,412
         Equity Income Fund          1,463,758   1,025,349      1,796    2,777,069   1,465,554   3,802,418
         Equity Value Fund             387,806     242,706          0            0     387,806     242,706
         Growth Fund                    67,098      11,196          0    6,611,354      67,098   6,622,550
         International Equity Fund      13,840         701          0            0      13,840         701
         Large Company Growth                0           0          0       34,218           0      34,218
         Money Market Fund           1,247,066   3,000,263          0            0   1,247,066   3,000,263

         As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                      UNDISTRIBUTED    UNDISTRIBUTED          UNREALIZED
         FUND NAME                   ORDINARY INCOME  LONG-TERM GAIN  APPRECIATION (DEPRECIATION)      TOTAL
         Asset Allocation Fund              0                    0           (42,672,133)          (42,672,133)
         Corporate Bond Fund                0              868,866             1,648,716             2,517,582
         Equity Income Fund                 0            2,166,607           (15,279,622)          (13,113,015)
         Equity Value Fund                  0                    0            (6,139,374)           (6,139,374)
         Growth Fund                        0                    0            (3,936,869)           (3,936,869)
         International Equity Fund     50,866                    0            (1,432,443)           (1,381,577)
         Large Company Growth Fund          0                    0           (29,809,928)          (29,809,928)
         Money Market Fund                 38                    0                     0                    38
         Small Cap Growth Fund              0                    0            (4,837,184)           (4,837,184)

         The differences between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale, return of capital distributions from holdings in real estate investment trusts, currency gain (loss) adjustments, and future contracts.

11. BANK BORROWINGS
         All of the funds in the Trust and Wells Fargo Funds Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $225 million, collectively. Interest is charged to each fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. No borrowings under the agreement occurred during the period ended December 31, 2002.

12. PROXY MATTERS
         On March 8, 2002, at a special shareholder meeting, the shareholders of the Asset Allocation Fund approved an investment sub-advisory agreement with Wells Capital Management. The number of votes cast for and against the proposal, and the number of votes that abstained from voting were as follows: For: 18,684,884; Against: 1,338,077; and Abstaining: 422,818.

INDEPENDENT AUDITORS' REPORT                                      VARIABLE TRUST

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
WELLS FARGO VARIABLE TRUST

         We have audited the accompanying statements of assets and liabilities of Asset Allocation Fund, Corporate Bond Fund, Equity Income Fund, Equity Value Fund, Growth Fund, International Equity Fund, Large Company Growth Fund, Money Market Fund, Small Cap Growth Fund, nine funds of Wells Fargo Variable Trust (collectively the "Funds"), including the portfolios of investments as of December 31, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented on pages 22 through 80. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Wells Fargo Variable Trust as of December 31, 2002, the results of their operations, changes in their net assets and their financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

    KPMG LLP

    San Francisco, California
    February 14, 2003

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VARIABLE TRUST                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TAX INFORMATION
         Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designate a percentage of their ordinary income dividends distributed during the year as qualifying for the corporate dividends-received deduction. The Funds and the designated percentage are as follows:

                                       DIVIDENDS-RECEIVED DEDUCTION
         FUND                        (% OF ORDINARY INCOME DIVIDENDS)
         Asset Allocation Fund                    48.63%
         Equity Income Fund                         100%
         Equity Value Fund                          100%
         Growth Fund                              99.93%

         Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds listed below designate as capital gain dividends for the year the following amounts:

                                               CAPITAL
         FUND                              GAIN DIVIDENDS
         Asset Allocation Fund               $ 2,362,924
         Corporate Bond Fund                     172,283
         Equity Income Fund                        1,796

BOARD OF TRUSTEES
         The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 91 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                        POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE        LENGTH OF SERVICE***        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
    ---------------------------------------------------------------------------------------------------------
    Robert C. Brown     Trustee                     Retired. Director, Federal      None
    71                  since 1992                  Farm Credit Banks Funding
                                                    Corporation and Farm Credit
                                                    System Financial Assistance
                                                    Corporation until February
                                                    1999.

    W. Rodney Hughes    Trustee                     Private Investor.               Barclays Global Investors
    76                  since 1987                                                  Funds/Master Investment
                        (retired as of 12/31/02)                                    Portfolio (23 portfolios)

    J. Tucker Morse     Trustee                     Private Investor/Real Estate    None
    58                  since 1987                  Developer; Chairman of
                                                    White Point Capital, LLC.

NON-INTERESTED TRUSTEES

                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE           LENGTH OF SERVICE***      PAST FIVE YEARS                    OTHER DIRECTORSHIPS
    ---------------------------------------------------------------------------------------------------------
    Thomas S. Goho         Trustee                   Wake Forest University,            None
    60                     since 1987                Calloway School of Business
                                                     and Accountancy, Benson-Pruitt
                                                     Professorship since 1999,
                                                     Associate Professor of
                                                     Finance 1994-1999.

    Peter G. Gordon        Trustee                   Chairman, CEO, and Co-             None
    60                     since 1998                Founder of Crystal Geyser
                           (Lead Trustee since       Water Company and President
                           2001)                     of Crystal Geyser Roxane
                                                     Water Company.

    Richard M. Leach       Trustee                   President of Richard M. Leach      None
    69                     since 1987                Associates (a financial
                                                     consulting firm).

    Timothy J. Penny       Trustee                   Senior Counselor to the public     None
    51                     since 1996                relations firm of Himle-Horner
                                                     and Senior Fellow at the
                                                     Humphrey Institute,
                                                     Minneapolis, Minnesota (a
                                                     public policy organization).

    Donald C. Willeke      Trustee                   Principal in the law firm of       None
    62                     since 1996                Willeke & Daniels.

OFFICERS

                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE           LENGTH OF SERVICE         PAST FIVE YEARS                    OTHER DIRECTORSHIPS
    ---------------------------------------------------------------------------------------------------------
    Michael J. Hogan       President                 Executive Vice President of        None
    43                     since 2000                Wells Fargo Bank, N.A.
                                                     President of Wells Fargo Funds
                                                     Management, LLC since
                                                     March 2001. Senior Vice
                                                     President of Wells Fargo Bank,
                                                     N.A. from April 1997 to July
                                                     1999.

    Karla M. Rabusch       Treasurer                 Senior Vice President of Wells     None
    43                     since 2000                Fargo Bank, N.A. Senior Vice
                                                     President and Chief
                                                     Administrative Officer of Wells
                                                     Fargo Funds Management,
                                                     LLC since March 2001. Vice
                                                     President of Wells Fargo Bank,
                                                     N.A. from December 1997 to
                                                     May 2000.

    C. David Messman       Secretary                 Vice President and Senior          None
    42                     since 2000                Counsel of Wells Fargo Bank,
                                                     N.A. Vice President and
                                                     Secretary of Wells Fargo Funds
                                                     Management, LLC since March
                                                     2001.

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
 ** Currently, three of the eight Trustees are considered "interested persons" of the trust as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

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VARIABLE TRUST                                             LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depository Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFMR       -- Single Family Mortgage Revenue
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares

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DATED MATERIAL
PLEASE EXPEDITE


More information about Wells Fargo Variable Trust Funds is available free upon request. To obtain literature, please write or call:

WELLS FARGO FUNDS
PO Box 8266
Boston, MA 02266-8266

WELLS FARGO FUNDS Investor Services: 1-800-222-8222

This report and the financial statements contained herein are submitted for the general information of the contractholders of the Wells Fargo Variable Trust Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Variable Trust Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc.

                                                                  AR 016 (12/02)